UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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Centrus Energy Corp.

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Centrus Energy Corp.

6901 Rockledge Drive, Suite 800

Bethesda, Maryland 20817

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 16, 2021

The Annual Meeting of Stockholders of Centrus Energy Corp. will be held on Wednesday, June 16, 2021, at 10:00 a.m., Eastern Daylight Time, online via live webcast www.virtualshareholdermeeting.com/LEU2021, for the following purpose:

1.	To elect eight director nominees for a term of one year;

2.	To approve the Section 382 Rights Agreement, as amended;

3.	To approve the 2014 Equity Incentive Plan, as amended and restated;

4.	To hold an advisory vote to approve the Company’s executive compensation;

5.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2021; and

6.	To transact such other business as may properly come before the meeting or any adjournments thereof.

We are enclosing a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 with this Notice and Proxy Statement.

The record date for determining stockholders entitled to notice of, and to vote at, the meeting was the close of business on April 19, 2021. Please use telephone or Internet voting systems or, if you received a full set of the proxy materials by mail, complete and return the enclosed proxy card in the postage-paid envelope provided at your earliest convenience to vote your shares. Telephone and Internet voting information is provided on your proxy card or Notice Regarding the Internet Availability of Proxy Materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 16, 2021: This proxy statement and our Annual Report for the year ended December 31, 2020 are available free of charge at www.proxyvote.com.

By Order of the Board of Directors,

Dennis J. Scott
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Bethesda, Maryland

April 28, 2021

PROXY SUMMARY

This summary highlights information contained elsewhere in the proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

CENTRUS ENERGY CORP. 2021 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	10:00 a.m., Eastern Daylight Time, Wednesday, June 16, 2021
Place:	Online via live webcast. Stockholders may only participate online by logging in at www.virtualshareholdermeeting.com/LEU2021
Record Date:	April 19, 2021
Voting:	Holders of our Class A common stock as of the record date are entitled to vote. Each share of Class A common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

MEETING AGENDA AND VOTING RECOMMENDATIONS

Board Vote Recommendation
Election of eight directors	For all the director nominees
Management proposals
Approval of the Section 382 Rights Agreement, as amended	For
Approval of the 2014 Equity Incentive Plan, as amended and restated	For
Advisory vote to approve the Company’s executive compensation	For
Ratification of PricewaterhouseCoopers LLP as auditor for 2021	For
Transact other business that properly comes before the meeting

BOARD NOMINEES

Name	Age	Director Since	Principal Occupation	Independent	EC	AFC	CNGC	TCRC
Mikel H. Williams	64	2013	Chief Executive Officer, Targus International LLC	X	X	X		X
W. Thomas Jagodinski	64	2014	Private Investor	X	X	X
Tina W. Jonas	61	2020	Private Investor	X		X
William J. Madia	73	2008	Vice President emeritus, Stanford University	X	X			X
Daniel B. Poneman	65	2015	President and Chief Executive Officer		X
Neil S. Subin	57	2017	Managing Member and Chairman of the Board of Broadbill Investment Partners, LLC	X			X
Kirkland H. Donald	67	Nominee	Chairman, Huntington Ingalls-	X
Bradley J. Sawatzke	62	Nominee	Chief Executive Officer, Energy Northwest	X

EC:	Executive Committee
AFC:	Audit and Finance Committee
CNGC:	Compensation, Nominating and Governance Committee
TCRC:	Technology, Competition and Regulatory Committee

PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Centrus Energy Corp. (“Centrus,” the “Company,” “we,” “us,” or “our”) of proxies to be voted at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The meeting will be held online via live webcast at www.virtualshareholdermeeting.com/LEU2021, on Wednesday, June 16, 2021, beginning at 10:00 a.m., Eastern Daylight Time. The proxies also may be voted at any adjournments or postponements of the meeting.

References in this proxy statement to “common stock” or “shares” refer to our Class A common stock unless we state otherwise, or the context otherwise requires.

A Notice Regarding the Internet Availability of Proxy Materials is expected to be mailed to certain of our stockholders starting on or about April 28, 2021. Stockholders may access these materials and vote over the Internet or request delivery of a full set of materials by mail or e-mail by following the instructions on the Notice. If you receive the separate Notice Regarding the Internet Availability of Proxy Materials, you will not receive a paper or e-mail copy of the proxy materials unless you request one in the manner set forth in the Notice. If you did not receive a Notice Regarding the Internet Availability of Proxy Materials or a copy of the proxy materials by e-mail, you will receive a paper copy of this Proxy Statement, proxy card and our Annual Report for the year ended December 31, 2020, which we expect to mail to our stockholders starting on or about April 28, 2021.

Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 16, 2021. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020 are available free of charge at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What matters will be voted on at the Annual Meeting?

The following matters will be voted on at the Annual Meeting:

•	Proposal 1: Election of eight director nominees for a term of one year;

•	Proposal 2: Approval of the Section 382 Rights Agreement, as amended;

•	Proposal 3: Approval of the 2014 Equity Incentive Plan, as amended and restated;

•	Proposal 4: Approval, on an advisory basis, of the Company’s executive compensation;

•	Proposal 5: Ratification of the appointment of PricewaterhouseCoopers LLP as Centrus’ independent auditors for 2021; and

•	Such other business as may properly come before the meeting or any adjournments thereof.

How does the board of directors recommend that I vote?

The Board of Directors recommends that you vote:

•	FOR the election of eight director nominees for a term of one year;

•	FOR the approval of the Section 382 Rights Agreement, as amended;

•	FOR the approval of the 2014 Equity Incentive Plan, as amended and restated;

•	FOR the approval, on an advisory basis, of the Company’s executive compensation; and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2021.

Who may vote at the meeting?

Holders of our Class A common stock at the close of business on the record date of April 19, 2021 may vote at the meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

•	held directly in your name with our transfer agent, Computershare, as a “stockholder of record;” and

•	held for you in an account with a broker, bank or other nominee (shares held in “street name” for a “beneficial owner”).

How do I participate in the meeting?

This year, like last year, our Annual Meeting will be held exclusively online via a live webcast. There will be no physical meeting location. The virtual nature of the meeting will enable us to communicate more effectively with our stockholders. Stockholders will be able to listen, vote and submit questions from any location with Internet connectivity. The virtual nature of our meeting has the additional benefit of minimizing health risks associated with public gatherings in the light of the ongoing dangers from COVID-19.

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/LEU2021 and enter the 16-digit control number included on your proxy card or Notice Regarding the Internet Availability of Proxy Materials. We recommend that you log in at least ten minutes before the meeting to ensure you are logged in when the meeting starts. The meeting will begin promptly at 10:00 a.m. Eastern Daylight Time on June 16, 2021. An audio broadcast of the Annual Meeting will be available by telephone. To participate by telephone, provide the 16-digit control number included on your proxy card or Notice Regarding the Internet Availability of Proxy Materials to the operator.

If you wish to submit a question, you may submit your question during the meeting by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/LEU2021, type your question into the “Ask a Question” field, and click “Submit.” If you are listening to the audio broadcast of the Annual Meeting via the toll-free number, you will not be able to submit questions by telephone; you will need to log into the virtual meeting platform to submit your question.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual stockholder Meeting log in page. Technical support will be available starting at 9:00 a.m. Eastern Daylight Time on June 16, 2021 and will remain available until thirty minutes after the meeting has finished.

How many shares must be present to hold the meeting?

A majority of Centrus’ outstanding shares of Class A common stock as of the record date, April 19, 2021, must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. This is called a quorum. On April 19, 2021, there were 12,918,602 shares of Centrus Class A common stock outstanding, each entitled to one vote. Your shares are counted as present at the meeting if you vote online during the meeting or have properly submitted a proxy card or voting instructions prior to the meeting

What is the required vote for each proposal?

•	Proposal 1 – Election of Directors. Directors are elected by a plurality of the votes cast.

•	Proposal 2 – Approval of the Section 382 Rights Agreement, as amended. The approval of the Section 382 Rights Agreement, as amended, requires the vote of the holders of a majority of the stock represented at the meeting and entitled to vote thereat. Each stockholder represented at the meeting shall be entitled to cast one vote for each share of Class A common stock entitled to vote thereat held by such stockholder.

•	Proposal 3 – Approval of the 2014 Equity Incentive Plan, as amended and restated. The approval of the 2014 Equity Incentive Plan, as amended and restated, requires the vote of the holders of a majority of the stock represented at the meeting and entitled to vote thereat. Each stockholder represented at the meeting shall be entitled to cast one vote for each share of Class A common stock entitled to vote thereat held by such stockholder.

•	Proposal 4 – Advisory Vote to Approve the Company’s Executive Compensation. The advisory vote on the Company’s executive compensation requires the vote of the holders of a majority of the stock represented at the meeting and entitled to vote thereat. Each stockholder represented at the meeting shall be entitled to cast one vote for each share of Class A common stock entitled to vote thereat held by such stockholder.

•	Proposal 5 – Ratification of Appointment of Independent Auditors. The ratification of the appointment of the independent auditors requires the vote of the holders of a majority of the stock represented at the meeting and entitled to vote thereat. Each stockholder represented at the meeting shall be entitled to cast one vote for each share of Class A common stock entitled to vote thereat held by such stockholder.

What are broker non-votes?

Banks, brokers, or nominees who hold shares for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. Proposal 5 is a routine matter on which brokers may vote in this way. A “broker non-vote” occurs when a bank, broker or nominee holding shares for a beneficial owner does not vote on a particular matter because it has not received voting instructions from the beneficial owner and does not have discretionary voting power for that particular matter. Proposals 1, 2, 3 and 4 are non-routine matters.

What is the effect of abstentions and broker non-votes?

Both abstentions and broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting. An abstention will have no effect on the election of directors but will have the same legal effect as a vote against Proposals 2, 3, 4 and 5. Broker non-votes will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, broker non-votes will not impact the outcome of the vote on any of the proposals.

How do I vote my shares?

You may vote using any of the following methods:

Stockholders of Record

•	By Mail. If you are a stockholder of record and received a full set of the proxy materials by mail, be sure to complete, sign and date the proxy card accompanying this Proxy Statement and return it in the prepaid envelope. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney, or officer of a corporation), you should indicate your name and title or capacity. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named as proxies in the proxy card will vote the shares represented by that proxy as recommended by the Board.

•	By telephone or over the Internet prior to the Annual Meeting. You can vote by calling the toll-free telephone number on your proxy card or Notice Regarding the Internet Availability of Proxy Materials and following the voice prompts that you hear during the call. By following the voice prompts, you may vote your shares and confirm that your instructions have been properly recorded. The website for Internet voting is provided on your proxy card or Notice Regarding the Internet Availability of Proxy Materials. As with telephone voting, you can confirm that your instructions have been properly recorded. A control number, located on the proxy card or Notice Regarding the Internet Availability of Proxy Materials, is designed to verify your identity and allow you to vote your shares. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day. Proxies submitted by telephone or the Internet must be received by 11:59 p.m. Eastern Daylight Time on June 15, 2021. If you vote by telephone or on the Internet, you should not separately return your proxy card or voting instruction card.

•	Over the Internet during the Annual Meeting. If you choose to vote over the Internet during the Annual Meeting, you need to visit www.virtualshareholdermeeting.com/LEU2021. You can confirm that your instructions have been properly recorded. The control number, located on the proxy card or Notice Regarding the Internet Availability of Proxy Materials, is designed to verify your identity and allow you to vote your shares. Proxies submitted over the Internet during the Annual Meeting must be submitted prior to the closing of polls by visiting www.virtualshareholdermeeting.com/LEU2021. If you have questions regarding the Annual Meeting of Stockholders, please call (301) 564-3399.

Beneficial Owners

If you are a beneficial owner whose shares are held of record by a broker, bank, or other nominee, be sure to complete, sign and return the voting instruction card received from your broker, bank, or other nominee. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, or other nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive. To vote virtually during the live webcast of the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other nominee. Follow the instructions from your broker, bank, or other nominee.

What if I do not specify a choice for a matter when returning a proxy?

Stockholders should specify their choice for each matter on the proxy card. If you just sign and submit your proxy card without marking your vote on any particular matter(s), your shares will be voted as follows on such matter(s):

•	FOR the election of eight director nominees for a term of one year;

•	FOR the approval of the Section 382 Rights Agreement, as amended;

•	FOR the approval of the 2014 Equity Incentive Plan, as amended and restated;

•	FOR the approval, on an advisory basis, of the Company’s executive compensation; and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Centrus’ independent auditors for 2021.

May I revoke my proxy and change my vote?

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	submitting a properly executed proxy card with a later date, which proxy card is received prior to the date of the Annual Meeting;

•	delivering to the Company’s Secretary, prior to the date of the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

•	voting online during the Annual Meeting; or

•	only in the event you submitted your vote by telephone or over the Internet, calling the toll-free telephone number or visiting the website provided on your proxy card or Notice Regarding the Internet Availability of Proxy Materials by 11:59 p.m. Eastern Daylight Time on June 15, 2021.

How are proxies solicited and what are the costs?

This proxy is solicited by the Board of Directors of Centrus. The cost of soliciting proxies will be borne by Centrus. In addition to the solicitation of proxies by mail and via Internet, we may also solicit proxies through our directors, officers, and employees. They will not receive additional compensation for these activities. We will also request persons, firms, and corporations holding shares in their names or in the name of nominees that are beneficially owned by others to send proxy materials to and obtain proxies from those beneficial owners and will reimburse the holders for their reasonable expenses in doing so. Additionally, the Company has engaged Harkins Kovler, LLC (“HK”), an independent proxy solicitation firm, to assist in soliciting proxies on our behalf. The Company has agreed to pay HK a fee of $25,000, plus costs and expenses, for these services. In addition, we have agreed to indemnify HK and certain related persons against certain liabilities relating to or arising out of HK’s engagement. Other costs of soliciting votes in connection with the Proxy Statement have been, or will be, paid by the Company.

What is householding?

To reduce costs, Centrus utilizes the householding rules of the Securities and Exchange Commission (“SEC”) that permit the delivery of one set of proxy materials to stockholders who have the same address to achieve the benefit of reduced printing and mailing costs. Stockholders residing at a shared address will continue to receive separate proxy cards. If you wish to receive a separate set of materials, please write or call as specified below, and we will promptly mail them to you at no charge. If a broker, or other nominee, holds your shares, please contact your broker or nominee directly.

The Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC, excluding exhibits, is provided with this proxy statement and both documents are available under the “Investor Relations-SEC Filings” section of our website at www.centrusenergy.com. Stockholders may obtain a copy of the exhibits to the Annual Report on Form 10-K by contacting us by mail at the following address: Centrus Energy Corp., 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817, Attention: Investor Relations or by telephone at (301) 564-3399. Stockholders also may access a copy of our Form 10-K, including exhibits, on the SEC website at www.sec.gov.

How can I find out the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Final results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Whom should I call if I have questions about the Annual Meeting?

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, New York 10019

(212) 468-5380

or

Call Toll-Free (844) 218-8384

Email: Centrus@harkinskovler.com

PROPOSAL 1. ELECTION OF DIRECTORS

The current structure of our Board of Directors (the “Board”) consists of eight directors elected by the holders of Centrus Class A common stock and one director elected by the holders of Centrus Class B common stock, as described below under “Other Directors - Investor-Designated Director.” The Board’s Compensation, Nominating and Governance Committee (“CN&G Committee”) selected Adm. Kirkland H. Donald and Mr. Bradley J. Sawatzke as nominees because of their experience in the nuclear industry, electric utilities, and national security matters. Mr. Diament and Ms. Jamieson who have decided to step down from the Board effective at the 2021 Annual Meeting. Other than Adm. Donald and Mr. Sawatzke, all other Director nominees are currently serving as Directors of the Company. For further information, please see the section of this proxy statement titled “Criteria for Board Membership.”

At the Annual Meeting eight directors are to be elected to hold office until the 2022 annual meeting and until their successors have been duly elected and qualified. The eight nominees for election at the Annual Meeting are listed below, with brief biographies. The Board has determined that each nominee except Daniel B. Poneman, our President and CEO, satisfies the NYSE American LLC’s (“NYSE American”) definition of an independent director. All nominees have consented to serve if elected, but if any nominee becomes unavailable or unwilling for good cause to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee.

The Board recommends voting FOR approval of the election of these eight nominees as directors.

NOMINEES FOR DIRECTOR

Incumbent Director Nominees

Mikel H. Williams	Director since 2013 Age 64

Mr. Williams has served since 2016 as the Chief Executive Officer and a director of Targus International LLC, since 2016, a leading global supplier of tech accessories and carrying cases for the mobile working lifestyle. Mr. Williams formerly served as the Chief Executive Officer and a director of JPS Industries, Inc., a special composite materials manufacturer, from 2013 until its sales in to 2015. Prior to that, Mr. Williams was the President and a director of DDi Corporation, a leading provider of time-critical, technologically advanced electronics manufacturing services, from November 2005 to May 2012. Mr. Williams has also served in various management positions with several technology related companies in the manufacturing, telecommunications, and professional services industries. Mr. Williams also serves on the board of directors of B. Riley Financial, Inc. and IPC-Association Connecting Electronics Industries. Mr. Williams formerly served on the board of directors of Tellabs, Inc. until it was sold in 2013; Lightbridge Communications Corp. until it was sold in February 2015 and Iteris, Inc. from 2011 through 2019.

In recommending the election of Mr. Williams, the Board considered the following key competencies: Centrus leadership as current Chairman; CEO and CFO experience; advanced technology and manufacturing experience; and public company experience. Mr. Williams has served as Centrus’ Chairman since September 2014.

W. Thomas Jagodinski	Director since 2014 Age 64

Mr. Jagodinski served on the board of directors of Lindsay Corporation, a global company focused on providing irrigation and infrastructure solutions, from 2008 until March 2019. From October 2014 until July 2017, Mr. Jagodinski served on the board of directors of QPAC2 where he served as the audit committee chair. QPAC 2 was a special purpose acquisition corporation until it completed a merger in 2017. Mr. Jagodinski was a member of the board of directors of Phosphate Holdings, Inc., a U.S. producer and marketer of DAP, the most common form of phosphate fertilizer, from May 2009 until June 2014, where he served as chairman of the board. From August 2013 through June 2014, he served as a member of the board of directors of Quinpario 1. Mr. Jagodinski served as a member of the board of directors of Solutia Inc. from March 2008 until July 2012. Prior to that, Mr. Jagodinski was President, Chief Executive Officer and Director of Delta and Pine Land Company (“D&PL”), a leader in the cotton seed industry, from September 2002 until the company was acquired in June 2007. From June 2002 until August 2002, he served as D&PL’s Executive Vice President and from September 2000 until June 2002, he served as Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary. Mr. Jagodinski was also D&PL’s Vice President-Finance, Treasurer and Assistant Secretary from February 1993 until September 2000 and held various other financial positions at D&PL, from October 1991, when he joined the company, until February 1993. Prior to D&PL, Mr. Jagodinski held various positions in the audit division at Arthur Andersen from 1983 to 1991 and Senior Accountant at Price Waterhouse from 1978 to 1983. Mr. Jagodinski is a licensed Certified Public Accountant and a member of the AICPA, TSCPA and was MSCPA. Mr. Jagodinski received a Bachelor of Business Administration degree (Accounting) from the University of Mississippi.

In recommending the election of Mr. Jagodinski, the Board considered the following key competencies: public accounting experience; CEO and CFO experience; audit committee financial expert; public company experience; and risk management and compliance oversight experience.

William J. Madia	Director since 2008 Age 73

Dr. Madia is a vice president emeritus at Stanford University where he was responsible for oversight of the SLAC National Accelerator Laboratory, a U.S. Department of Energy (“DOE”) national science lab. Dr. Madia retired from Stanford in October 2019. Dr. Madia is also president of Madia & Associates, LLC, an executive consulting services firm. Dr. Madia retired in 2007 as Executive Vice President of Laboratory Operations of the Battelle Memorial Institute, a non-profit independent research and development organization, where he oversaw the management or co-management of six DOE National Laboratories. Dr. Madia served in that position beginning in 1999. In addition, he was President and CEO of UT-Battelle, LLC. He managed Battelle’s global environmental business, served as President of Battelle Technology International, President and Director of Battelle’s Columbus Laboratories, and Corporate Vice President and General Manager of Battelle’s Project Management Division. Dr. Madia also serves on the board of directors of Atkins Nuclear Holding.

In recommending the election of Dr. Madia, the Board considered the following key competencies: science and technology experience, including a Ph.D. in nuclear chemistry; nuclear experience; DOE experience, including the management of six DOE laboratories; and executive and management experience.

Daniel B. Poneman	Director since 2015 Age 65

Mr. Poneman has been our President and Chief Executive Officer and a director of Centrus since March 23, 2015. From 2009 to 2014, Mr. Poneman was the Deputy Secretary of Energy, also serving as the chief operating officer of the U.S. Department of Energy. Between April 23, 2013 and May 21, 2013, Mr. Poneman served as Acting Secretary of Energy. Prior to assuming his duties as Deputy Secretary, Mr. Poneman served as a principal of the Scowcroft Group for eight years, providing strategic advice to corporations in a variety of strategic industries. In addition, for eight years he practiced law as a partner at Hogan & Hartson and as an associate at Covington & Burling, advising clients on regulatory and policy matters. In prior tours of government, he served as a White House Fellow and as Director of Defense Policy and Arms Control for the National Security Council. From 1993 through 1996 he was Special Assistant to the President and Senior Director for Nonproliferation and Export Controls at the National Security Council. Mr. Poneman is a Senior Fellow at the Belfer Center for Science and International Affairs at the Harvard Kennedy School, a Distinguished Fellow at the Paulson Institute, and a member of the Council on Foreign Relations. He has published four books, most recently Double Jeopardy: Combating Nuclear Terror and Climate Change (MIT Press, 2019). Mr. Poneman has served on the board of Venture Global LNG since November 2014.

In recommending the election of Mr. Poneman, the Board considered the following key competencies: current service as Centrus CEO; energy experience; government and contracting experience; and nuclear and defense experience.

Neil S. Subin	Director since 2017 Age 57

Mr. Subin serves as Chief Investment Officer for MILFAM, a single-family office exclusively managing the assets of the Miller family. Previously, Mr. Subin was the Chairman of Broadbill Investment Partners, a private investment management firm focused on distressed and special situations investments. Prior to Broadbill, he was the founder and Managing Director of Trendex Capital Management Corp., a private investment advisor focusing primarily on financially distressed companies. Mr. Subin serves on other boards of directors, including those of Alimco Financial Corp. and DynTek Inc. Mr. Subin has held numerous other board seats, including on the boards of directors of Penn Treaty American Corp., PHAZR Inc., FiberTower Corp., Phosphate Holdings, Inc. and Institutional Financial Markets, Inc.

In recommending the election of Mr. Subin, the Board considered the following key competencies: finance experience; and public company experience.

Tina W. Jonas	Director since 2020 Age 61

Ms. Jonas is an executive with a distinguished career in government and in the private sector. Ms. Jonas is currently an independent consultant and serves on several boards in the defense and aerospace sectors. Prior to becoming an independent consultant, Ms. Jonas served as an executive with UnitedHealth Group, as President of UnitedHealthcare, Military and Veterans, and as Senior Vice President, Operations for Optum, from 2012 to 2014. A recognized expert in military and defense issues, she served more than two decades in government including as Undersecretary of Defense (Chief Financial Officer/Comptroller) for the Department of Defense, from 2004 to 2008. Her corporate experience included serving as a director of operations with United Technologies Corp (NYSE; UTX), Sikorsky Aircraft, from 2008 to 2010.

In recommending the election of Ms. Jonas, the Board considered the following key competencies: financial experience, energy experience; government and contracting experience; and nuclear and defense experience.

Non-Incumbent Director Nominees

Kirkland H. Donald	Age: 67

Kirkland H. Donald served as a nuclear trained submarine officer for 37 years, achieving the rank of Admiral. His last assignment in the Navy was a successful eight-year term as the Director, Naval Nuclear Propulsion Program. This is a dual agency program responsible to the United States Departments of Defense and Energy for the safe and effective operation of all nuclear-powered warships and supporting infrastructure. The program is recognized worldwide for excellence in reactor safety and reliability. Following retirement in 2013, he was the President and Chief Executive Officer of Systems Planning and Analysis, Inc., until 2015. His public board service includes Entergy Corporation (NYSE, ETR), where he serves on the Finance Committee and is Chairman of the Nuclear Committee. He supports the Audit Committee on matters pertaining to cybersecurity. He also serves as Chairman of the Board for Huntington Ingalls Industries, Inc. (NYSE, HII) and is a member of the Finance and Cybersecurity Committees. Additionally, Admiral Donald serves on the board of the non-profit, Battelle and the privately held CyberCore Technologies. Admiral Donald advises the Australian government on matters pertaining to submarine programs. Admiral Donald graduated from the United States Naval Academy with a Bachelor of Science in Ocean Engineering.

In recommending the election of Admiral Donald, the Board considered the following key competencies: nuclear and defense experience, energy and utility experience; government and contracting experience; public company experience; and executive and management experience.

Bradley J. Sawatzke	Age: 62

Bradley J. Sawatzke was appointed Chief Executive Officer of Energy Northwest in April 2018. He previously served as Chief Operating Officer/Chief Nuclear Officer, beginning in December 2014, with responsibility for all EN generating units. He joined Energy Northwest as vice president of Nuclear Generation/Chief Nuclear Officer in December 2010. Mr. Sawatzke also serves on the Institute of Nuclear Power Operations board of directors and accrediting board, Association of Washington Business executive committee, Nuclear Energy Institute board of directors, and the Tri-City Development Council (serving the Pacific Northwest) executive committee. Mr. Sawatzke holds a Bachelor of Science and Applied Physics from Winona State University and is a graduate of the Harvard Advanced Management Program.

In recommending the election of Mr. Sawatzke the Board considered the following key competencies: nuclear industry experience, energy and utility experience; public company experience; and executive and management experience.

OTHER DIRECTORS

Investor-Designated Directors

Toshiba America Nuclear Energy Corporation (“Toshiba”) holds 718,200 shares of the 719,200 outstanding shares of the Company’s Class B common stock as of March 22, 2021. When sold, Class B common stock automatically converts into an equivalent number of shares of Class A common stock upon such sales, pursuant to the terms of the Class B common stock.

Class B common stock and Class A common stock have the same rights, powers, preferences and restrictions and rank equally in all matters, except when voting on certain matters. The holders of the Class B common stock have the right to elect one director of the Company (the “Investor-Designated Director”) if they maintain a designated ownership percentage.

Class B shareholders could lose their right to elect the Investor-Designated Director under certain circumstances, including reductions in their equity holdings of the Company below certain ownership thresholds. The holders of Class A common stock do not have the right to vote for Investor-Designated Director. Holders of Class B common stock are generally not entitled to vote on matters on which the holders of Class A common stock vote. Holders of Class B common stock are generally limited to voting for the Investor-Designated Directors and certain other matters pertaining to the rights and obligations of the holders of Class B common stock only.

Mr. Iguchi is the Class B common stock Investor-Designated Director. Mr. Iguchi abstains from voting on any matters involving Toshiba and its affiliates.

Biographical information, including relevant business and professional experience for the Investor-Designated Director currently serving on our Board is provided below:

Tetsuo Iguchi	Director since 2017 Age 54

Mr. Iguchi is Senior Vice President of Government & Industry Relations and General Manager of the Washington D.C. office of Toshiba America, Inc. Mr. Iguchi previously was assigned to the Overseas Sales and Marketing Department for Nuclear Division and also one of the Mount Fuji project team members working for Fukushima Daiichi restoration efforts. In July 2012, he was appointed Assistant General Manager of the Corporate Government & External Relations Division. He transferred to Toshiba America Inc. as Vice President for Government and Industry Relations and Deputy General Manager of the Washington DC office in January 2013 and was Visiting Fellow for the Center for Strategic and International Studies (CSIS).

GOVERNANCE OF THE COMPANY

Governance Information

Our Governance Guidelines

The Board has adopted Governance Guidelines, which serve as principles addressing the role of the Board in the areas of fiduciary oversight, independence, evaluation of the chief executive officer, and succession planning. The Governance Guidelines also set standards relating to the composition and operation of the Board and its committees, including standards relating to the selection and qualification of directors, evaluation of the Board and its committees, and director education. The Governance Guidelines are administered by the Board’s Compensation, Nominating and Governance Committee (“CN&G Committee”), which regularly reviews director criteria and qualifications, and leads the performance assessments of the Board and its Committees. The Board annually assesses the adequacy and effectiveness of its Governance Guidelines. A copy of our Governance Guidelines is available on our website at www.centrusenergy.com under “Corporate Governance” or upon written request, addressed to the Secretary at Centrus Energy Corp., 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817.

Executive Sessions of Non-Management Directors

Our Governance Guidelines contemplate that non-management directors meet regularly in executive session. During 2020, the non-management directors met without management at regularly scheduled executive sessions, and Mikel H. Williams, our Chairman, presided at these executive sessions.

Communications with the Board of Directors

The Board has an established process to receive communications from stockholders and other interested parties. This process has been approved by a majority of the independent directors. Stockholders and other interested parties may contact the Board, the presiding director for executive sessions of the non-management directors, or the non-management directors as a group, by mail or electronically. Communications by mail should be addressed to such recipient or recipients in care of Centrus’ Secretary to c/o Secretary, Centrus Energy Corp., 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817. Electronic communications can be made through our website at www.centrusenergy.com. Under the Corporate Governance section, you will find a link to the e-mail address for writing an electronic message to the Board, the presiding director for executive sessions of the non-management directors, or the non-management directors as a group.

Director Independence

The NYSE American listing standards require that the boards of listed companies have a majority of independent directors and, with limited exceptions, that audit and compensation committee members must all be independent as affirmatively determined by the Board. At its April 2, 2021 meeting, after reviewing the NYSE American standards of independence, the Board affirmatively determined that the following director nominees were independent: Mr. Williams, Mr. Jagodinski, Dr. Madia, Mr. Subin, Ms. Jonas, Adm. Donald, and Mr. Sawatzke. The basis for these determinations was that each of Messrs. Williams, Jagodinski and Sawatzke, Ms. Jonas, and Adm. Donald have no relationships with the Company other than being a director and/or stockholder of the Company. In evaluating the independence of Mr. Subin, the Board also considered Broadbill Investment Partners, LLC’s, and MilFam LLC’s position as noteholders of the Company. Mr. Subin co-founded and currently serves as chairman of the board of Broadbill Investment Partners, LLC and, on January 12, 2018, Mr. Subin succeeded to the position of president and manager of MilFam LLC, which serves as manager, general partner, or investment advisor to a number of entities formerly managed or advised by the late Lloyd Miller. The Board determined that these holdings did not compromise Mr. Subin’s independence. In evaluating the independence of Dr. Madia, the Board also considered Dr. Madia’s position on the advisory board of X-energy, LLC (“X-energy”), an entity with which the Company has a commercial relationship. The Board determined that this position did not compromise Dr. Madia’s independence. For a description of our commercial relationship with X-energy, please see the section of this proxy statement titled “Code of Business Conduct.” Mr. Poneman, and Mr. Iguchi, the Investor-Designated Director, are not considered to be independent. All members of the Company’s Audit and Finance and CN&G committees are independent.

Criteria for Board Membership

The CN&G Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company. This assessment includes the consideration of each director’s, or each nominee’s, business background, experience and capabilities complementary to other directors’ experience and capabilities, financial acumen, experience with government, willingness and ability to devote adequate time to the Company, integrity, and any other factor deemed appropriate, all in the context of an assessment of the perceived needs of the Board at that point in time. In addition, the Board considers the diversity of its members when considering a candidate. Centrus does not have a formal policy on Board diversity, however, Centrus’ Board of Directors Governance Guidelines include diversity as one of the criteria to be considered in reviewing the appropriate skills and characteristics required of Board members and nominees. When the CN&G Committee considers diversity, it takes an expansive view and seeks to achieve a diversity of viewpoints, skills, experience, and other factors.

The CN&G Committee identifies potential nominees by asking current directors to notify the committee if they become aware of persons meeting the criteria described above, who might be available to serve on the Board. The CN&G Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the CN&G Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the CN&G Committee determines that the candidate warrants further consideration, the Chairman or another member of the CN&G Committee or their designee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the CN&G Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering, and conducts one or more interviews with the candidate. In certain instances, committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The CN&G Committee’s evaluation process does not vary based on whether or not a candidate is nominated by a stockholder.

The CN&G Committee also reviewed the qualifications of Mr. Iguchi in connection with his appointment to the Board.

Voting Agreements

On April 6, 2021, the Company entered into a Voting and Nomination Agreement (the “Old West Voting Agreement”) with Old West Investment Partners, LP, Old West Income Fund, LP, Old West Opportunity Fund, LP and Old West Investment Management, LLC (collectively, “Old West”), who collectively are beneficial owners of 854,279 shares of our Class A common stock, representing approximately 6.8% of the outstanding shares of Class A common stock as of March 22, 2021. Pursuant to the terms of the Old West Voting Agreement, Old West agreed to (i) vote all shares of Centrus Class A common stock for which Old West is the beneficial owner in accordance with management’s recommendations at the Annual Meeting and (ii) vote for the slate of directors nominated by the Company at the Company’s 2022 annual meeting of stockholders.

On April 13, 2020, the Company entered into a Voting and Nomination Agreement (the “MB Voting Agreement”) with Mr. Morris Bawabeh, Kulayba LLC and M&D Bawabeh Foundation, Inc. (collectively, the “MB Group”), who collectively are beneficial owners of 1,774,776 shares of Centrus Class A common stock, representing approximately 14% of the outstanding shares of Class A common stock as of March 22, 2021. On February 2, 2021, the Company entered into an amendment to its existing Voting and Nomination Agreement. Pursuant to the terms of the MB Voting Agreement as amended, the MB Group agreed, among other things, to vote for (i) the slate of directors nominated by the Company at the Annual Meeting, (ii) an amendment to extend the length of the term of the Company’s Section 382 Rights Agreement, for two years from June 30, 2021 to June 30, 2023, and (iii) an increase of shares of Common Stock reserved for delivery under the Company’s Centrus Energy Corp. 2014 Equity Incentive Plan, as amended to date, of an additional 700,000 shares of Common Stock.

Director Nominations by Stockholders

The CN&G Committee will consider director candidates nominated by stockholders. In considering candidates submitted by stockholders, the CN&G Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the CN&G Committee, a stockholder must comply with notification requirements in Centrus’ bylaws. The bylaws require, among other things, that a stockholder must submit the nomination in writing and must include the following information:

•	the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; and

•	the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the CN&G Committee and nominated by the Board.

Under our bylaws, a stockholder’s nomination for director must be delivered to the Company’s Secretary not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting, unless the date of the next annual meeting is more than 30 days before or more than 60 days after such anniversary date, in which case notice must be received not later than the tenth day following the day on which notice of the meeting is mailed or public disclosure of the date of the annual meeting is made. For the dates of submission of director candidates for our 2022 annual meeting, please see the section of this proxy statement titled “Date for Submission of Stockholder Proposals.”

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy on whether or not the roles of the Chairman and Chief Executive Officer should be separate. However, Centrus currently has a separate, independent Chairman. Mr. Williams has been Chairman since September 2014. Centrus believes this leadership structure is appropriate for Centrus at this time because Mr. Williams provides valuable oversight of management, while avoiding potential conflicts, and encouraging a proactive and effective Board. In his role as Chairman, Mr. Williams provides Board leadership, presides at all Board meetings, and approves all Board agendas.

The Board has responsibility for risk oversight of Centrus including the risks posed to the Company by the COVID-19 pandemic and exercises this oversight function both through the entire Board and through the individual committees of the Board. Individuals who are responsible for Centrus’ key risks report directly to the entire Board on a regular basis regarding Centrus’ enterprise risk management (“ERM”) program. The Board has responsibility to discuss the Company’s guidelines and policies governing risk assessment and risk management and the process by which each is handled. The risks that are identified as part of Centrus’ ERM program and through the Board’s process flow down to the specific committees based on their areas of responsibility. For example, the Audit and Finance Committee oversees the management by Centrus of risks as they relate to audit and finance matters or other matters within the committee’s scope of responsibilities, while the Technology, Competition and Regulatory Committee oversees the management by Centrus of risks as they relate to compliance with regulatory requirements, cyber security or other matters within the committee’s scope of responsibilities.

Code of Business Conduct

Centrus has a code of business conduct, applicable to all of our directors, officers, and employees. The code of business conduct provides a summary of the standards of conduct that are at the foundation of our business operations. The code of business conduct states that we conduct our business in strict compliance with all applicable laws and addresses other important matters such as conflicts of interest and how violations of the code may be reported and will be handled. Each director, officer and employee must read the code of business conduct and sign a form stating that he or she has read, understands, and agrees to comply with the code of business conduct. The code of business conduct provides that directors, officers and employees are prohibited from entering into short sales or purchasing financial instruments (including prepaid variable forward contracts, equity swaps, put or call options, collars, and exchange funds) that are designed to hedge or offset any change in the market value of our stock. Our Business Conduct Committee, comprised of members of management, is responsible for monitoring performance under the code of business conduct and for addressing any issues that arise with respect to the code. A copy of the code of business conduct is available on our website at www.centrusenergy.com or upon written request, addressed to the Secretary at Centrus Energy Corp., 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817. We will disclose on the website any amendments to, or waivers from, the code of business conduct that are required to be publicly disclosed.

On March 13, 2019, the Board granted a waiver under the code of business conduct for Dr. Madia to permit his service on the advisory board of X-energy, LLC (“X-energy”). On each of March 18, 2020 and March 17, 2021, the Board granted a waiver under the code of business conduct to Dr. Madia to permit his continued service on its advisory board. The Company is a party to several service agreements with X-energy, which each require the Company to provide certain non-cash in-kind contributions to X-energy.

Pursuant to the terms of the services agreement with X-energy between the parties on March 26, 2018, the Company provided technical and resource support for criticality safety evaluation of processing equipment, design of fresh fuel storage and transport, and conceptual mock-up of a nuclear fuel production facility. The services were performed pursuant to separate task orders issued under the agreement. The initial task orders ran through December 31, 2018 and provided for time-and-materials based pricing with payments to be made to us totaling approximately $4.4 million. The Company’s non-cash in-kind contributions were valued at approximately $2.5 million.

Pursuant to the terms of a second services agreement with X-energy between the parties on November 29, 2018, the Company provided technical and resource support to the design and license application development of X-energy’s nuclear fuel production facility. The initial task orders ran through September 30, 2019, with deliverables to be completed through November 30, 2019, and provided for time-and-materials based pricing with payments to be made to us totaling approximately $4.2 million. The Company’s non-cash in-kind contributions were valued at approximately $2.4 million. Under the same agreement, additional task orders were issued on November 4, 2019, to continue design and licensing support. These task orders ran through June 30, 2020 and provided for time-and-materials based pricing with payments to be made to us totaling approximately $2.8 million. The Company’s non-cash in-kind contributions were valued at approximately $1.4 million. In June 2020, the parties extended the period of performance through October 31, 2020. This extension provided for time-and-materials based pricing with payments to be made to us totaling approximately $1.8 million. The Company’s non-cash in-kind contributions were valued at approximately $700,000. An additional extension, effective November 2020, further extended the period of performance through August 2021. Under this extension, the cumulative value of the additional task orders provides for payments to us of $6.5 million and in-kind contributions to be provided by us of $2.8 million.

Additionally, on June 11, 2020, the Company and X-energy entered into a Teaming Agreement for the preparation and submittal of a proposal for DOE’s advanced reactor demonstration program (ARDP) funding announcement. The agreement provided that the parties would engage in good faith negotiations to enter into a subcontract for the Company to provide certain services if X-energy received an award. X-energy received an award under the ARDP. X-energy and the Company are negotiating the subcontract under the award. In addition, on March 2, 2021, X-energy and the Company entered into a non-binding term sheet for the provision of services and participation in certain activities related to X-energy’s award under the ARDP.

Transactions with Related Persons

The Board has adopted a policy and procedures for review, approval or ratification of transactions involving the Company and “related persons” (the Company’s directors and executive officers and stockholders owning 5% or greater of the Company’s outstanding stock, or their immediate family members). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules or that is otherwise referred to the Board for review. This generally includes transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest. Under this policy, related person transactions must be approved by the CN&G Committee, although the Chairman of the Board may direct that the full Board review specific transactions. The transaction must be approved in advance whenever feasible and, if not feasible, must be ratified at the CN&G Committee’s next meeting. In determining whether to approve or ratify a related person transaction, the CN&G Committee will take into account all factors it deems appropriate, including: whether the subject matter of the transaction is available from other non-affiliated sources; whether the transaction is on terms no less favorable to the Company than terms generally available from an unaffiliated third party; the extent of the related person’s interest in the transaction; and whether the transaction is in the best interests of the Company. If approved, the affected director will be required to recuse himself or herself from matter involving the transaction and the parties to the transaction and the CN&G Committee may impose such other conditions it deems necessary.

Management is responsible for the development and implementation of processes and controls to ensure that related person transactions are identified, and that disclosure is made as required by law. To that end, currently we annually require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related person transactions.

Dr. Madia has joined the advisory board for X-energy. The Company is a party to several service agreements with X-energy, which each require the Company to provide certain non-cash in-kind contributions to X-energy. For a description of our commercial relationship with X-energy, please see the section of this proxy statement titled “Code of Business Conduct.” Dr. Madia has recused himself from matters involving X-energy.

On January 12, 2018, Mr. Subin succeeded to the position of president and manager of MilFam LLC, which serves as manager, general partner, or investment advisor to a number of entities formerly managed or advised by the late Lloyd Miller. MilFam LLC’s are noteholders of the Company. Out of a total $74.3 million principal amount outstanding of the Company’s 8.25% notes maturing February 28, 2027 (the “8.25% Notes”), MilFam LLC, holds $14,575,290 principal amount of the 8.25% Notes. MilFam LLC receive interest on the 8.25% Notes, which is payable by the Company semi-annually. Additionally, MilFam LLC holds 8,669 shares of the Company’s Series B Preferred stock. Mr. Subin has recused himself from matters in which the interests of MilFam LLC potentially may differ from other Class A common shareholders.

Corporate Governance Information

Stockholders will find information about our corporate governance practices on our website at www.centrusenergy.com. Our website contains information about our Board, Board committees, current copies of our bylaws and charter, committee charters, code of business conduct and governance guidelines. Stockholders may obtain, without charge, hard copies of the above documents by writing to the Secretary at Centrus Energy Corp., 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817.

Board and Committee Membership

Pursuant to the Delaware General Corporation Law, under which Centrus is organized, our business, property, and affairs are managed under the direction of our Board. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials prepared for them by management, by participating in meetings of the Board and its committees, and by other means.

It is the Board’s policy that all directors attend its annual meeting. In 2020, all of the incumbent directors attended our virtual annual meeting.

During 2020, the Board held 22 meetings. All incumbent directors attended 75% or more of the Board’s meetings and meetings of the committees on which they served except for those meetings in which a director was recused from attending due to the nature of the topics to be discussed. Ms. Jonas joined the Board in June 2020 and attended all of the meetings held after she joined the Board.

The Board has designated four standing committees, each identified in the table below. From time to time the Board may designate other ad hoc committees to address specific matters. With the exception of the Executive Committee, the committees are composed entirely of independent directors. The Board has adopted a written charter for each of these committees. The full text of each charter is available on the Company’s website at www.centrusenergy.com.

The table below sets forth the membership of these committees as of April 19, 2021 and the number of meetings held in 2020:

			Compensation,	Technology,
		Audit and	Nominating and	Competition and
	Executive	Finance	Governance	Regulatory
Director	Committee	Committee	Committee	Committee
Michael Diament	X		Chair	X
W. Thomas Jagodinski	X	Chair
Patricia J. Jamieson		X	X
Tina W. Jonas		X
William J. Madia	X			Chair
Daniel B. Poneman	X
Neil S. Subin			X
Mikel H. Williams	Chair	X		X
Number of Meetings in 2020	0	6	5	4

Mr. Iguchi, our only Investor-Designated Director, does not currently serve on any of the four standing committees and did not serve on any such committee in 2020.

The functions performed by our four standing committees are described below.

Audit and Finance Committee

The Audit and Finance Committee represents and assists the Board with the oversight of: the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function, and the performance of the independent auditors. In addition, the Committee is responsible for appointing, retaining, compensating, evaluating and, if necessary, terminating the Company’s independent auditors. The Committee is also responsible for advising the Board regarding significant financial matters. The Committee meets regularly in executive session with the Company’s independent auditor and with the Company’s chief audit executive.

The Board has determined that each member of the Audit and Finance Committee is an “independent director” in accordance with NYSE American listing standards and applicable securities laws. Under the NYSE American listing standards, all audit committee members must be “financially literate,” as that term is determined by the Board in its business judgment. Further, under SEC rules, the Board must determine whether at least one member of the audit committee is an “audit committee financial expert,” as defined by the SEC’s rules. The Board has determined that all members of the Audit and Finance Committee are “financially literate” and qualify as “audit committee financial experts.”

Compensation, Nominating & Governance Committee

The CN&G Committee’s responsibilities include annually reviewing the performance of the Chief Executive Officer and other senior management; overseeing and administering the Company’s executive compensation program; and reviewing, overseeing and evaluating overall compensation programs and policies for the Company and its employees. The CN&G Committee is also responsible for overseeing the management by the Company of risks as they relate to the Company’s compensation policies and practices and other matters within the committee’s scope of responsibilities. The CN&G Committee is also responsible for periodically reviewing compensation for non-employee directors and making recommendations to the Board. The CN&G Committee also establishes performance objectives under the Company’s incentive programs and oversees administration of employee benefit plans.

The functions of the CN&G Committee also include the following: identifying and recommending to the Board individuals qualified to serve as directors of the Company; recommending to the Board directors to serve on committees of the Board; advising the Board with respect to matters of Board composition and procedures; developing and recommending to the Board a set of corporate governance principles applicable to the Company and overseeing corporate governance matters generally; overseeing the annual evaluations of the Chief Executive Officer, the Board and its committees; and overseeing the management by the Company of risks as they relate to the Company’s corporate governance or other matters within the committee’s scope of responsibilities.

The CN&G Committee will consider director candidates nominated by stockholders in accordance with the procedures previously described under “Governance Information - Director Nominations by Stockholders.” In addition, the CN&G Committee is responsible for reviewing the Company’s code of business conduct and overseeing the Company’s processes for monitoring compliance, and for reviewing and approving all transactions between the Company and any related person under the Company’s related person transaction policy previously described.

The Board has determined that each member of the CN&G Committee is an “independent director” in accordance with NYSE American listing standards and applicable securities laws.

The CN&G Committee retains on an as-needed-basis an independent consultant, Pay Governance, to provide the Committee with independent compensation data, analysis, and advice. Pay Governance reports to the CN&G Committee and its Chairman. Under the CN&G Committee’s charter, the CN&G Committee has sole authority to retain and terminate its compensation consultant and to approve the consultant’s fees and other retention terms. The CN&G Committee has assessed the independence of Pay Governance and concluded that its engagement of Pay Governance does not raise any conflict of interest.

The CN&G Committee, in consultation with management, has reviewed the design and operation of the Company’s compensation arrangements and evaluated the relationship between the Company’s risk management policies and practices and these arrangements. As a result of this review, the CN&G Committee has determined that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Additionally, in May 2020, in consultation with management, the CN&G Committee conducted a review of “walk-away” values as of year-end (i.e., the benefits executives would be entitled to receive had their employment terminated at that time) and reviewed compensation best practices. The CN&G Committee considered this when establishing compensation for executives.

Technology, Competition and Regulatory Committee

The Technology, Competition and Regulatory Committee’s responsibilities include providing oversight and guidance to management with respect to the Company’s technology initiatives, with a focus on the potential technological advances and technological risk related to the Company’s centrifuge technology; informing the Board of significant energy policy developments and developments in enrichment technology; monitoring competition and market demand in the enrichment industry; monitoring the protection of the Company’s intellectual property; monitoring issues with respect to the Company’s information technology; monitoring operational readiness activities; and overseeing the management by the Company of risks as they relate to the Company’s technology, competition or other matters within the Committee’s scope of responsibilities.

The Committee’s responsibilities include monitoring the Company’s compliance with regulatory requirements, overseeing the Company’s initiatives with, and involving various agencies of the United States government and applicable state governments. The Committee is also responsible for advising the Board on regulatory and other governmental considerations in the Board’s deliberations and decision-making processes and overseeing the management by the Company of risks as they relate to the Company’s compliance with regulatory requirements or other matters within the Committee’s scope of responsibilities.

Executive Committee

The primary function of the Executive Committee is to aid the Board in handling matters which, in the opinion of the Chairman of the Board, should not be postponed until the next scheduled meeting of the Board, as the law permits.

Compensation of Directors

Non-Employee Director Compensation Arrangement

Annual compensation for non-employee directors typically covers service for the term of approximately one year commencing at the annual meeting.

For the 2020-2021 term, the Board approved the following compensation structure for non-employee directors:

•	Annual retainer of $90,000 of which $72,000 is paid in cash and the remaining $18,000, is paid as restricted stock units (“RSUs”). The cash portion of the annual retainer is paid in four quarterly installments on June 30, September 30, December 31, and March 31. The RSU portion of the annual retainer is to be granted on the date the Board established the compensation for non-employee directors by resolution or unanimous written consent which in 2020 was June 17, 2020. For 2020, the number of RSUs granted to each director in respect of the annual retainer was 1,734 units based on a closing price of $10.38 on the grant date (rounded to a whole unit). The RSUs vest on the first anniversary of the grant date, but vesting is accelerated promptly following (1) the director attaining eligibility for retirement, (2) termination of the director’s service by reason of death or disability, or (3) a change in control of the Company. Settlement of RSUs will be made in shares of Centrus Class A common stock on a one-to-one basis promptly upon the director’s retirement or other termination of service as a Board member. For purposes of the RSUs granted to our non-employee directors, retirement means a termination of service on or after the director’s 75th birthday.

•	Annual grant of 5,000 RSUs that vest on the earlier of the first anniversary of the grant date or the next annual meeting of stockholders. However, vesting is accelerated upon (1) the director attaining eligibility for retirement, (2) termination of the director’s service by reason of death or disability, or (3) a change in control of the Company. Settlement of RSUs will be made in shares of the Company’s Class A common stock on a one-to-one basis promptly following the director’s retirement or other termination of service as a Board member.

•	An additional $100,000 annual fee for the Chairman of the Board; an additional annual fee of $15,000 for the chairs of each of the Audit and Finance Committee and the CN&G Committee; and an additional annual fee of $50,000 for the chair of the Technology, Competition and Regulatory Committee. The additional fees are paid in cash in four quarterly installments at the time the annual cash retainer payments are made (i.e. June 30, September 30, December 31, and March 31).

•	Each director who serves as a duly elected member of a committee receives an additional annual cash retainer of $10,000 for each such committee, paid in four quarterly installments on June 30, September 30, December 31, and March 31. No retainer is paid for service on the Executive Committee.

All non-employee directors are reimbursed for any reasonable expenses incurred in connection with their duties as directors of the Company. Mr. Poneman, our President and Chief Executive Officer, does not receive any additional compensation for his service on the Board. Mr. Iguchi, currently our only Investor-Designated Director, also does not receive compensation from the Company for his service on the Board. Mr. Poneman and our Investor-Designated Director are, however, each eligible to receive reimbursement of expenses in connection with his service on the Board.

Non-Employee Director Compensation for Fiscal Year 2020

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards (2) ($)	Total ($)
Michael Diament	$107,000	$69,899	$176,899
W. Thomas Jagodinski	$97,000	$69,899	$166,899
Patricia J. Jamieson	$92,000	$69,899	$161,899
Tina W. Jonas	$82,000	$69,899	$151,899
William J. Madia	$132,000	$69,899	$201,899
Neil Subin	$82,000	$69,899	$151,899
Mikel H. Williams	$192,000	$69,899	$261,899

(1)	The Investor-Designated Director does not receive director compensation. Mr. Poneman also does not receive director compensation. Mr. Poneman’s compensation as our President and Chief Executive Officer is set forth in the Summary Compensation Table of this proxy statement.

(2)	The amounts shown in the Stock Awards column represent the aggregate grant date fair value of RSUs granted to each director in 2020, under the Centrus Energy Corp. 2014 Equity Incentive Plan, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation - Stock Compensation (“ASC Topic 718”). For a discussion of valuation assumptions, see Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

The amounts shown in the Stock Awards column as of December 31, 2020 for each of the non-employee directors includes the following grants of RSUs, which have the following grant date fair value, calculated using the closing price of Centrus’ common stock on the date of grant in accordance with FASB ASC Topic 718:

Name	Grant Date	Number of Restricted Stock Units	Grant Date Fair Value
Michael Diament	06/17/20	6,734	69,899
W. Thomas Jagodinski	06/17/20	6,734	69,899
Patricia J. Jamieson	06/17/20	6,734	69,899
Tina W. Jonas	06/17/20	6,734	69,899
William J. Madia	06/17/20	6,734	69,899
Neil Subin	06/17/20	6,734	69,899
Mikel H. Williams	06/17/20	6,734	69,899

The number of RSUs outstanding at December 31, 2020 for each of Messrs. Diament, Jagodinski, and Williams, and Ms. Jamieson and Dr. Madia was 44,659 (of which 6,734 RSUs were unvested on that date). The number of RSUs outstanding at December 31, 2020 for Mr. Subin was 31,742 (of which 6,734 RSUs were unvested on that date). The number of RSUs outstanding at December 31, 2020 for Ms. Jonas was 6,734 (all of which were unvested on that date).

Our Executive Officers

Executive officers are elected by and serve at the discretion of the Board. Our executive officers at March 22, 2021 are as follows:

Name	Age	Position
Daniel B. Poneman	65	President and Chief Executive Officer
Larry B. Cutlip	61	Senior Vice President, Field Operations
John M.A. Donelson	56	Senior Vice President, Sales and Chief Marketing Officer
Dennis J. Scott	61	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Philip O. Strawbridge	66	Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

Daniel B. Poneman has been President and Chief Executive Officer since April 2015 and was Chief Strategic Officer in March 2015. Prior to joining the Company, Mr. Poneman was Deputy Secretary of Energy from May 2009 to October 2014, in which capacity he also served as Chief Operating Officer of the U.S. Department of Energy.

Larry B. Cutlip has been Senior Vice President, Field Operations, since January 2018, was Vice President, Field Operations from May 2016 through December 2017, was Deputy Director of the American Centrifuge Project from January 2015 to May 2016, was Director, Centrifuge Manufacturing from April 2008 to December 2014, was Director, Program Management and Strategic Planning from December 2005 to April 2008, was Manager, Engineering from May 1999 to December 2005, and held positions in operations management and engineering at the Company and its predecessors since 1981.

John M.A. Donelson has been Senior Vice President, Sales, and Chief Marketing Officer since March 2019 and was Vice President, Sales, and Chief Marketing Officer since January 2018. Mr. Donelson was Vice President, Marketing, Sales and Power from April 2011 through December 2017. Mr. Donelson was Vice President, Marketing and Sales from December 2005 to April 2011, Director, North American and European Sales from June 2004 to December 2005, Director, North American Sales from August 2000 to June 2004 and Senior Sales Executive from July 1999 to August 2000.

Dennis J. Scott has been Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary since January 2018 and Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary from May 2016 through December 2017. Mr. Scott was Deputy General Counsel and Director, Corporate Compliance from April 2011 to May 2016, Acting Deputy General Counsel from August 2010 to April 2011, Assistant General Counsel and Director, Corporate Compliance from April 2005 to August 2010 and Assistant General Counsel from January 1994 to April 2005.

Philip O. Strawbridge has been Senior Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer since September 2019. From 2010 to 2013, he served as an executive adviser at Court Square Capital. Mr. Strawbridge served in various executive positions including Chief Financial Officer at EnergySolutions, Inc., a nuclear services and technology company, from 2006 to 2010 (formerly, NYSE: ES). He was Chief Executive Officer and Chief Operating Officer of BNG America, which provided nuclear waste management services and technology to U.S. Government and commercial clients, from 1999 until BNG America was acquired by EnergySolutions in 2006. From 1996 to 1999, Mr. Strawbridge was Chief Financial Officer of OHM/IT Corporation, an environmental and nuclear remediation firm (formerly, NYSE: OHM). He also worked in several executive roles at the Fluor Corporation (NYSE: FLR) from 1986 to 1995. Early in his career, Mr. Strawbridge held various executive positions within the United States General Services Administration.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Directors, Director Nominees and Executive Officers

The following table shows the beneficial ownership of the Company’s common stock as of March 22, 2021 by each of the Company’s directors and director nominees, by each executive officer named in the Summary Compensation Table, and by all current directors and executive officers of the Company as a group. Unless otherwise indicated in the table, each person has the sole power to vote and dispose of the shares reported as beneficially owned by such person.

Name of Beneficial Owners (1)	Beneficial Ownership (2)	Percentage of Class A Owned
Directors and Nominees
Mikel H. Williams	44,659	*
Michael Diament	44,659	*
Tetsuo Iguchi	-	-
W. Thomas Jagodinski	44,659	*
Patricia J. Jamieson	44,659	*
Tina W. Jonas	6,734	*
William J. Madia	44,659	*
Neil S. Subin (3)	1,249,400	9.9
Daniel B. Poneman (4)	284,000	2.2
Kirkland H. Donald	-	-
Bradley J. Sawatzke	-	-

Named Executive Officers
Philip O. Strawbridge	-	-
John M.A. Donelson (5)	7,500	*
Elmer Dyke	-	-

Directors and all executive officers as a group (15 persons)	1,778,485	14.0

*	Represents less than 1% of our outstanding common stock.

(1)	As of March 22, 2021, the Company had issued 13,379,876 shares of common stock, consisting of 12,660,676 shares of Class A common stock and 719,200 shares of Class B common stock. The Class B common stock is held by Toshiba and BWXT. The holders of Class B common stock have the same rights, powers, preferences and restrictions and the stock ranks equally in all matters with the Class A common stock, except in regard to voting. The Class B common stock converts to Class A common stock upon transfer to a non-Class B common stockholder. Percentage of class owned is based on 12,648,676 shares of Class A common stock outstanding.

(2)	Includes 44,659 RSUs that vest on June 16, 2021 for each of the following directors: Messrs. Diament, Jagodinski, Williams, Dr. Madia and Ms. Jamieson. Includes 31,742 RSUs for Mr. Subin and 6,734 RSUs for Ms. Jonas. However, vesting is accelerated upon (i) the director attaining eligibility for retirement, (ii) termination of the director’s service by reason of death or disability, or (iii) a change in control. Settlement of RSUs will be made in shares of Centrus Class A common stock upon the director’s retirement or other end of service.

(3)	Includes (a) RSUs described in footnote 2 plus (b) 1,217,658 shares based solely on a Schedule 13D filed on August 25, 2020 which provides that (i) 95,858 shares of Class A common stock owned of record by Lloyd I. Miller, III Trust A-4; (ii) 95,858 shares of Class A common stock owned of record by Marli B. Miller Trust A-4; (iii) 36,776 shares of Class A common stock owned of record by Catherine Miller Trust C; (iv) 96,973 shares of Class A common stock owned of record by the Susan Miller Spousal IRA; (v) 348,422 shares of Class A common stock owned of record by Milfam II L.P.; (vi) 113,771 shares of Class A common stock owned of record by Lloyd I. Miller, III Revocable Trust; (vii) 5,000 shares of Class A common stock owned of record by Catherine Miller Irrevocable Trust; and (viii) 425,000 shares of Class A common stock owned of record by Milfam Investments LLC. Mr. Subin is the President and Manager of MILFAM LLC, which serves as manager, general partner, or advisor of a number of the foregoing entities formerly managed or advised by the late Lloyd I. Miller, III, and he also serves as trustee of a number of a number of the foregoing trusts for the benefit of the family of the late Mr. Lloyd I. Miller, III, consequently, he may be deemed the beneficial owner of the shares specified in clauses (i) through (viii) of the preceding sentence. Mr. Subin disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein.

(4)	Includes 264,000 shares of Class A common stock that may be acquired under stock options that are currently exercisable or will become exercisable within 60 days.

(5)	Includes 7,500 shares of Class A common stock that may be acquired under stock options that are currently exercisable or will become exercisable within 60 days.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as to those holders known to the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company’s Class A common stock as of March 22, 2021. All information shown is based on information reported by the filer on a Schedule 13G or 13D filed with the SEC on the dates indicated in the footnotes to this table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class Owned
Morris Bawabeh	1,774,776	(3)	13.7%
15 Ocean Avenue
Brooklyn, NY 11225

Neil Subin	1,249,400	(2)	9.7%
Broadbill Investments Partners, LLC
157 Columbus Avenue, 5th Floor
New York, NY 10023

Old West Investment Management LLC	854,279	(4)	6.6%
601 S. Figueroa Street
Suite 1975
Los Angeles, CA 90017

(1)	Based on 12,918,602 shares of the Company’s Class A common stock outstanding as of April 19, 2021.

(2)	Includes (a) RSUs described in footnote 2 to the table captioned “Security Ownership of Directors, Director Nominees and Executive Officers”; plus (b) 1,217,658 shares based solely on a Schedule 13D filed on August 25, 2020 which provides that (i) 95,858 shares of Class A common stock owned of record by Lloyd I. Miller, III Trust A-4; (ii) 95,858 shares of Class A common stock owned of record by Marli B. Miller Trust A-4; (iii) 36,776 shares of Class A common stock owned of record by Catherine Miller Trust C; (iv) 96,973 shares of Class A common stock owned of record by the Susan Miller Spousal IRA; (v) 348,422 shares of Class A common stock owned of record by Milfam II L.P.; (vi) 113,771 shares of Class A common stock owned of record by Lloyd I. Miller, III Revocable Trust; (vii) 5,000 shares of Class A common stock owned of record by Catherine Miller Irrevocable Trust; and (viii) 425,000 shares of Class A common stock owned of record by Milfam Investments LLC. Mr. Subin is the President and Manager of MILFAM LLC, which serves as manager, general partner, or advisor of a number of the foregoing entities formerly managed or advised by the late Lloyd I. Miller, III, and he also serves as trustee of a number of a number of the foregoing trusts for the benefit of the family of the late Mr. Lloyd I. Miller, III, consequently, he may be deemed the beneficial owner of the shares specified in clauses (i) through (viii) of the preceding sentence. Mr. Subin disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein.

(3)	Based solely on a Schedule 13D/A filed on February 9, 2021 which provides that shares may be deemed directly or indirectly beneficially held by each of the following: Kulayba LLC, a limited liability company of which Mr. Bawabeh is the sole member, and M&D Bawabeh Foundation, Inc. a charitable foundation of which Mr. Bawabeh is a director and officer.

(4)	Based solely on a Schedule 13G/A filed on February 16, 2021, which states that Old West Investment Management, LLC has sole voting power and sole dispositive power over 854,279 shares.

EXECUTIVE COMPENSATION

Background

Since emerging from bankruptcy in 2014, the Company has been focused on returning to profitability and improving the Company’s financial condition. Since 2015, the Company has reduced its cost of supply in its LEU segment by 71%, reduced its net selling, general and administrative (SG&A) costs by 31%, added new customers, reduced debt by 56%, raised approximately $50 million in new capital, reduced the amount of outstanding preferred shares by $60 million, and began construction and licensing of a HALEU facility under contract with the United States Department of Energy (DOE).

Select Company Metrics (in millions)

Reducing Costs

Improving Balance Sheet

2020 Summary

In 2020, despite the challenges posed by the COVID-19 pandemic, the Company returned to profitability and strengthened its balance sheet. Highlights of our strong financial and commercial performance are set forth below. We believe our efforts have significantly benefitted our stockholders.

Financial Highlights

•	Net income of $54.4 million in 2020

•	Total revenues of $247.2 million, including LEU segment revenue of $190.5 million

•	Year-end cash balance of $152.0 million

•	Raised $25 million, before expenses, through an underwritten public offering of Class A common stock and started an “At the Market” (ATM), capital raise at the beginning of January 2021 and raised an approximately $23 million as reported in our Form 10-K

•	Completed cash tender offer to retire approximately $60 million of Series B Senior Preferred Stock at a 25 percent discount

•	Completed a $30.4 million pension plan annuitization

Commercial Highlights

•	New LEU sales commitments valued over $100 million in November 2020 through the end of January 2021

•	Secured sufficient import quotas in extension of the Russian Suspension Agreement, providing affordable supply to U.S. customers through 2028

•	License amendment application to produce High-Assay, Low-Enriched Uranium (HALEU) accepted by the United States Nuclear Regulatory Commission for formal review

•	Projected to begin production of HALEU in 2022, in which case the Company is expected to have the only facility licensed in the U.S. producing HALEU

•	Due in part to the strong financial and commercial performance highlighted above, our share price increased by over 350% in 2020. We note, however, that the market price of our securities is subject to volatility

Please see Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K for additional information.

Highlights of Our Executive Compensation Program

Our executive compensation program is built on a strong governance framework and pay-for-performance philosophy. Our program is a combination of based salary and annual and long-term incentives based on performance goals that are key to the long-term profitability and financial health of the Company. A long-term equity denominated incentive that aligns compensation with the return to stockholders as reflected in the share price of the Company’s Class A common stock is an integral part of the program. Key design elements and features of this program are:

•	Our CN&G Committee exercises strong oversight of all elements of executive compensation.

•	Fixed base salary in 2020 represented less than 56% of each named executive officer’s total direct compensation opportunity.

•	Over 44% of each named executive officer’s total direct compensation opportunity is “at risk” and dependent on Company and individual performance measured against goals established by the CN&G Committee.

•	Compensation in 2020 for named executive officers consisted of:

o	a fixed base salary,

o	an annual cash incentive based on attainment of specific goals established by the CN&G Committee,

o	a three-year long-term incentive program award established in 2019 that provided a partial stub-period payment for the 2019-2020 period, of which half was based on performance goals set by the CN&G Committee and half was based on the grant of an equity-denominated notional share award, and

o	a new three-year long-term incentive program award granted in April 2020 for the 2020-2022 performance period, as further described below under the caption “2020-2022 Long Term Incentive Program.”

•	In 2019, the CN&G Committee had re-evaluated our executive compensation program and adopted the 2019 Executive Incentive Plan (the “2019 EIP”), a sub plan adopted under and subject to the terms of the 2014 Equity Incentive Plan, as amended and restated from time to time (the “2014 Plan”). The 2019 EIP was adopted to provide the CN&G Committee with ability to grant equity and cash awards to eligible participants in order to drive performance and, in respect of equity awards, to further align the interests of management with those of our stockholders.

•	In 2020, the Company engaged in an active outreach to certain of our stockholders to discuss executive compensation. Stockholder feedback included a request that the Company continue to further align executive compensation with the interests of our stockholders and to provide more transparency into the goals of our annual and long-term incentive plans.

•	In 2020, based upon the feedback from stockholders, the CN&G Committee:

o	transitioned the long-term incentive program compensation to an entirely equity-denominated plan beginning with the 2020-2022 performance period;

o	added a performance metric that must be met before any long-term incentive is paid for the equity-denominated plan beginning with the 2021-2023 performance period;

o	decided to settle the existing long-term incentive award for the 2019-2020 stub-period by the issuance of shares for the equity-denominated portion of the award;

o	directed management to prepare, under the supervision of and requiring the approval of the Committee, a minimum equity holding policy that all beneficiaries of the 2020 Equity Incentive Plain will be obligated to comply with for all new grants of equity; and

o	entered into Voting Agreements with Maurice Bawabeh and Old West Investment Company in support of certain Company proposals to be voted upon at the Annual Meeting, to, among other things, ensure that there is a sufficient pool of equity available to continue to have an entirely equity-denominated long-term incentive program. See the description of these agreements above in the section captioned “Voting Agreements.”

•	Our CN&G Committee retains Pay Governance as its independent compensation consultant.

•	Our equity incentive plan includes a compensation recovery or “clawback” provision that applies to all equity plan participants.

•	Except for Mr. Poneman, our CEO, there are no employment agreements with our executives.

•	All of the change in control agreements the Company has with its executives, including the named executive officers, include a “double-trigger” provision requiring both a change in control of the Company and an involuntary or constructive termination of the executive’s employment within a specified period of the change in control to receive benefits. Although these agreements provide for automatic renewal to protect employees, the Company retains the ability to terminate the agreements prior to a change in control with sufficient notice.

•	Cash severance payments under the Executive Severance Plan (as described below) upon an involuntary termination outside of a change in control are as follows:

o	For Mr. Poneman, as such severance plan is amended by Mr. Poneman’s employment agreement, are limited to (a) two times Mr. Poneman’s base salary and annual bonus and (b) Mr. Poneman’s pro-rated performance bonus based on actual performance for the year in which the termination of employment occurs; and

o	For all other executives, are limited to (a) one times the executive’s base salary and annual bonus and (b) the executive’s pro-rated performance bonus based on actual performance for the year in which the termination of employment occurs.

•	We do not provide excise tax-gross ups to our executives.

•	We have a strong risk management program with specific responsibilities assigned to the Board and its committees, with the goal of avoiding excessive risk in our compensation programs.

Executive Incentive Plan

The 2019 EIP was adopted by the CN&G Committee and is subject to the terms of the 2014 Plan, as amended and restated from time to time. The 2014 Plan, which became effective on September 30, 2014, as amended and restated in 2017, authorizes the issuance of up to 1,200,000 shares of the Company’s Class A common stock to the Company’s employees, officers, directors and other individuals providing services to the Company or its affiliates pursuant to options, stock appreciation rights, restricted stock units, restricted stock, performance awards, dividend equivalent rights and other stock-based awards, as well as cash-based awards.

The 2019 EIP has two components: (1) an annual cash incentive award (“Annual Award”) and (2) a multi-year long-term incentive program (“LTIP”) consisting of cash awards and equity denominated notional awards. The 2019 EIP was a first step in transitioning the LTIP to provide for a series of overlapping performance periods tied to equity performance. Participants in the 2019 EIP were determined by the CN&G Committee and included our 2020 named executive officers and certain other key employees.

Payment of awards under the incentive plans are generally subject to participants remaining employed by the Company through the payment date, subject to certain adjustments in accordance with the 2014 Plan and the grant agreements upon a participant’s death, disability, retirement, termination by the Company without cause, or other termination or upon a change in control. See “Potential Payments Upon Termination or Change in Control - Awards under 2019 EIP” below.

Annual Awards

In 2020, each participant was eligible to receive an Annual Award, payable in cash, if certain Company-wide goals determined by the CN&G Committee (the “Corporate Goals”) were met for 2020, as further described in the table below. A participant’s target Annual Award is a percentage of the participant’s base salary as follows:

•	100% for our President and CEO Mr. Poneman

•	60-80% for senior vice presidents

•	60% for our vice presidents

The potential actual Annual Award ranges from 0% to 150% of the target subject to, and based upon, the level of achievement of the applicable Corporate Goals. Following the end of 2020, our President and CEO reviewed the achievements of the Corporate Goals and recommended to the CN&G Committee a proposed level of performance that was achieved for 2020. The payment for a participant therefore would be equal to:

Base Salary x Target Annual Award percentage (e.g. 60-100% depending on position) x Corporate Goals Achievement percentage x Individual Annual Performance percentage.

In March 2021, our CN&G Committee reviewed the performance of the Company against the 2020 Corporate Goals and determined that the Annual Awards would be paid at 99.1% of the target level. The 2020 Annual Awards were paid in April 2021 following the CN&G Committee’s certification. The amounts of the Annual Award based on 2020 Corporate Goals paid to each named executive officer for 2020 are included in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

The following table provides a summary of the 2020 Corporate Goals for the 2020 Annual Awards and the CN&G Committee’s determinations as to the Company’s performance relative to those goals which resulted in the authorization of the payment of the annual incentive at 99.1% of the target level.

Centrus Energy Corp. 2020 Corporate Goals for Annual Awards

Goals	Targets	Achievement Versus Target (see footnote below)	Score for Goal
1. Expand market position as an established enrichment supplier (Weight = 25%)	Achieve $ 147.0 million of revenue for the LEU segment and originate new business meeting criteria established by the CN&G Committee for volume, projected cash margins, and adding new customers.	Significantly exceeded target: $158.1 million of LEU segment revenue and originated new business accomplishing 141% of target volume and exceeding targets for cash margin and new customers	150% of target (weighted average: 37.5%)
2. Expand vertically within nuclear fuel cycle (Weight = 25%)	Obtain post-2020 allocation of quota with Tenex sufficient to meet financial plan, meet milestones on HALEU and X-energy contracts with budget, and obtain new source of enrichment at discount to market.	Achieved target: Achieved post-2020 allocation of quota and met all HALEU and X- energy milestones within budget and secured additional source of supply at discount to market.	100% of target (weighted average: 25%)
3. Expand business offerings and diversify revenue (Weight = 20%)	Achieve targeted gross profit during 2020 excluding HALEU cost share contract investment and increase revenues for Centrus technical solutions segment.	Partially achieved target: Gross loss excluding HALEU of $0.1 million and increased revenue by $5.5 million.	33% of target (weighted average: 6.6%)
4. Align corporate structure to that needed to grow company and restore profitability (Weight = 30%)	Meet full-year outlook for revenue of
$200 million to $230 million and end-
of-year cash of $110 million to $130
million. Meet 2020 net income goal of
$39.5 million and gross profit margin
goal of $81.9 million (excluding
benefits; SG&A cost $30.8 million;
improve capital structure)

Achieved revenue target:
Total Revenue: $214.8 million

Exceeded end-of-year cash target:
Year-end cash: $152 million

Achieved target net income:
Net income - $54 million
Gross profit - $100 million

Achieved target:
SG&A for 2020 was $29.0 million excluding non-cash stock expense

Exceeded target:
Completed capital raise transaction
in August of $25 million in gross
proceeds. Preferred Stock
exchange retired 60% of the
preferred liquidation value.

100% of target (weighted average: 25%)

Weighted average score: 99.1%

Long Term Incentive Plan for the Performance Period 2019-2021

The LTIP rewards performance over three-year overlapping performance periods with the first three-year period beginning January 1, 2019 and ending December 31, 2021 (the “2019 LTIP Performance Period”). In 2019, the LTIP had two components, a cash component tied to the achievement of specific Corporate Goals, and an equity denominated component tied to the issuance of notional shares which may be settled in cash or stock or a combination thereof at the discretion of the CN&G Committee. The LTIP for the 2019 LTIP Performance Period provided for a partial payment for the 2019-2020 stub-period in 2021 which was intended to provide a bridge to the go-forward program, as well as a payment for the remainder of the award in 2022 covering the 2019-2021 performance period. For the 2019 LTIP Performance Period, each participant’s total target opportunity under the LTIP (including payment for the 2019-2020 stub-period in 2021 and the remaining payment in 2022) was equal to 100% of the participant’s base salary.

With regard to the first component of the LTIP for the 2019 Performance Period, each participant has a target cash award equal to 50% of the participant’s total LTIP target opportunity and has an opportunity to earn an award ranging from 0% to 150% of his or her target cash award based upon the level of achievement of the applicable Corporate Goals, as determined by the CN&G Committee. Following the CN&G Committee’s certification of the level of Corporate Goals achieved, cash awards will be paid in two installments if earned, the first payment was the stub-period award paid in 2021, associated with meeting the 2019-2020 Corporate Goals, and the second payment will be paid in 2022, associated with meeting the 2019-2021 Corporate Goals.

In March 2021, the CN&G Committee reviewed the performance of the Company against the 2019-2020 Corporate Goals and determined that the cash portion of the LTIP for the 2019-2020 stub-period of the 2019 LTIP Performance Period would be paid at 84% of the target level. The cash portion of the 2019 LTIP for the 2019-2020 stub-period of the 2019 LTIP Performance Period was paid in April 2021, following the CN&G Committee’s certification. The amounts of the cash portion of the 2019 LTIP for the 2019-2020 stub-period paid to each named executive officer in 2021 are included in the Summary Compensation Table in the column labeled “Non-Equity Incentive Plan Compensation.”

The following table provides a summary of the 2019-2020 corporate goals and the CN&G Committees determinations as to the Company’s performance relative to those goals which resulted in the authorization of the payment of the cash portion of the long-term incentive at 84.0% of the target level.

2019-2020 LTIP Corporate Goals

Weight	Goals	By End of 12/31/2020	Achievement
35%	Return to Profitability	Achieve at least $10 million cumulative net income in 2019-2020.	$37 million, including the FENOC settlement, or $4.6 million without, 80% achievement of goal (weighted average 28%)
30%	Build Order Book	Add 2.5 MM SWU of new enrichment business volume to order book.	Added over 3.0 MM SWU of new business volume to order book, 120% achievement of goal (weighted average 36%)
15%	Make CTS Profitable	CTS (excluding HALEU) profit of at least $3 million for 2019-2020	Missed goals - $1.5 million profit 0 % achievement of goal (weighted average 0%)
20%	Resume Uranium Enrichment	Execute HALEU project on or under budget	On budget as of December 31, 2020 100%, achievement of goal (weighted average 20%)

With regard to the second component of the LTIP for the 2019 Performance Period, participants received an equity denominated award of notional units. The number of units was determined by dividing 50% of the participant’s total target opportunity under the LTIP by the average closing price per share of the Company’s Class A common stock over the 20 trading days immediately following the filing of the Company’s Annual Report on Form 10-K for the year ending December 31, 2018. In the event the settlement is made in cash, the settlement amount of the award will be an amount equal to such nominal units held by a participant multiplied by the average closing price per share of the Company’s Class A common stock over the 20 trading days immediately following the filing of the Company’s Annual Report on Form 10-K for 2020 or 2021, as applicable. Due to the limited availability of equity for award grants under the 2014 Plan, these LTIP awards had to provide for payment in cash but Centrus reserved the right to settle them in stock at the discretion of the CN&G Committee. Settlement will be paid in two installments, the first in 2021 for the 2019-2020 stub-period (based on two-thirds of the notional units awarded), and the second payment in 2022 for the initial award (based on the remaining notional units awarded). In March 2021, the CN&G Committee decided to settle the award for 2019-2020 stub period for the LTIP by granting shares of the Company’s Class A common stock for the equity denominated portion of the award. Shares are expected to be granted for the 2019-2020 stub-period on or about April 21, 2021.

2020-2022 Long Term Incentive Program

In 2020, based on stockholder feedback, the CN&G Committee transitioned the LTIP compensation to an entirely equity denominated plan, beginning with the 2020-2022 performance period, which would be paid in 2023. As contemplated in the 2019 EIP, commencing in 2020, the long-term incentive also was transitioned to provide for three-year overlapping performance periods. Beginning with the 2020-2022 performance period, 75% of the LTIP was awarded in notional shares and the remainder of the award in share appreciation rights. The LTIP will no longer have a cash award component. Each participant’s target award value was one-third of his or her current annual base salary. The stock price basis for determining number of awards granted was the average closing share price over the 20 trading days immediately following the filing of the Company’s Annual Report on Form 10-K for the year ending December 31, 2019. The stock appreciation rights’ exercise price is the same as the stock price basis for determining the number of awards. For calibrating stock appreciation rights, a 50% Black-Scholes ratio was applied to the stock price basis. Awards were granted April 27, 2020 and will be settled in 2023 based on the average closing share price over the 20 trading days immediately following the filing of the Company’s Annual Report on Form 10-K for the year ending December 31, 2022. The CN&G Committee has the discretion to settle the awards in cash or stock, or a combination thereof.

The total number of shares granted for the long-term incentive equity awards are included in the Summary Compensation Table for the year granted using the grant date fair value of such awards, as determined under applicable accounting rules. The amount of the equity denominated award of notional units and share appreciations rights awarded to each named executive officer for the 2020-2022 performance period are included in the Summary Compensation Table in the column labeled “Stock Awards.”

The CN&G Committee intends on approving 2021 LTIP awards following stockholder approval of the amended Equity Incentive Plan (see Proposal 3). The 2021 LTIP awards will cover the period 2021 through 2023 performance period with a potential payout in 2024. The 2021 LTIP awards are expected to be granted in July, with 50% of the 2021 LTIP award being comprised of stock options and 50% being comprised of performance based RSUs.  In order for the performance-based RSU awards to vest, Centrus will need to meet (or exceed) a 3-year cumulative net income goal.

401(k) Retirement Plan and Executive Deferred Compensation Program

Centrus maintains a 401(k)retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, all of the Company’s employees are eligible to participate in the plan beginning on the first day of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to defer a portion of their compensation up to the statutorily prescribed limit, generally equal to $19,500 for 2020, and have the amount of the deferral contributed to the 401(k) plan. For 2020, the 401(k) plan provided for a Company-matching contribution of (1) 200% on before-tax contributions up to the first 2% of a participant’s eligible pay, (2) 100% on before-tax contributions on the next 2% of a participant’s eligible pay, and (3) 50% on before-tax contributions on the next 2% of a participant’s eligible pay.

Additionally, certain of the Company’s named executive officers participate in the Executive Deferred Compensation Plan. For 2020, the Company provided an employer match under the Executive Deferred Compensation Plan equal to the maximum matching contribution amount that would have been provided to each participant under the 401(k) plan as reduced by the amount of the actual Company matching contributions made to the participant’s 401(k) plan account for the year. The amounts of matching contributions made by the Company to each named executive officer’s accounts for 2020 are set forth in the Summary Compensation Table in the column entitled “All Other Compensation.”

Summary Compensation Table - Fiscal Years 2019-2020

The following table sets forth information regarding the compensation for fiscal years 2019 and 2020, as applicable, awarded to, earned by, or paid to the principal executive officer of the Company, and (ii) the two other most highly compensated executive officers of the Company during 2020 serving as executive officers at December 31, 2020 (together, the “named executive officers”).

Name and Principal Position	Fiscal Year	Salary (1)	Bonus	Stock Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation (3)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total
Daniel B. Poneman	2020	$750,000	--	$285,941	--	$817,575	--	$76,001	$1,929,517
President and CEO	2019	$750,000	--	$630,143	--	$733,125	--	$81,173	$2,194,441
Philip O. Strawbridge	2020	$575,000	--	--	--	$524,239	--	$39,949	$1,139,188
Senior Vice President,
Chief Financial Officer,
Chief Administrative Officer and Treasurer
John M.A. Donelson	2020	$355,865	--	$135,674	--	$232,757	$323,804	$26,240	$1,074,520
Senior Vice President &
Chief Marketing Officer
Elmer W. Dyke	2020	$302,885	--	$22,789	--	$161,775	--	$721,803	$1,209,252
Former Senior Vice	2019	$350,000	--	$294,068	--	$273,700	--	$30,180	$947,948
President, Business Operations and Chief Commercial Officer

(1)	For Mr. Poneman, the amounts shown in the Salary column for 2020 includes $37,500 in contributions under the Company’s Executive Deferred Compensation Plan. For Mr. Dyke, the amount shown in the Salary column for 2020 reflects a partial year amount since Mr. Dyke’s last day of employment with the Company was October 30, 2020.

(2)	The amounts shown in the Stock Awards column for 2020 include the grant date fair value of 33,906, 16,088 and 2,702 equity denominated notional units and 22,604, 10,725 and 1,802 stock appreciation rights granted to Messrs. Poneman, Donelson and Dyke, respectively, under the 2014 EIP. The amounts and number of units for Mr. Dyke were pro-rated because of his departure from the Company effective October 30, 2020. Mr. Strawbridge was not eligible to participate in the equity incentive plans for the 2020 performance period. Mr. Strawbridge will be eligible to participate in equity incentive plans for performance periods beginning in 2021.

(3)	For Messrs. Poneman, Strawbridge, Donelson and Dyke amounts shown for 2020 in the Non-Equity Incentive Plan Compensation column include (i) amounts of $817,575, $524,239, $232,757 and $161,775 respectively, to be paid in April 2021, with respect to their 2020 Annual Awards based on the CN&G Committee’s evaluation of the Company’s 2020 performance against the 2020 Corporate Goals. For Mr. Dyke, the amount shown reflects a pro-rated amount because of his departure from the Company effective October 30, 2020.

(4)	Mr. Donelson participates in the Company’s qualified defined benefit pension plans providing retirement benefits based on compensation and years of service, and a non-qualified supplemental pension plans which provides certain executive officers additional retirement benefits in excess of qualified plan limits imposed by tax law based on a targeted benefit objective. Both plans are closed to employees and no longer accrue additional benefits. For Mr. Donelson, the change in total pension value in 2020 was $323,804 due to pension asset appreciation and a decline in market interest rates which increases the discounted present value.

(5)	For Mr. Poneman, the amounts shown in the All Other Compensation column for 2020 includes $32,900 in Company matching contributions under the Company’s Executive Deferred Compensation Plan, $19,950 in Company matching contributions under the Centrus 401(k) plan, and $23,151 in life insurance premiums paid by the Company. For Mr. Strawbridge, the amounts include $19,950 in Company matching contributions made under the Centrus 401(k) plan and $19,999 in life insurance premiums paid by the Company. For Mr. Donelson, the amounts include $19,950 in Company matching contributions made under the Centrus 401(k) plan and $6,470 in life insurance premiums paid by the Company. For Mr. Dyke, the amounts include $19,950 in Company matching contributions made under the Centrus 401(k) plan, $6,427 in life insurance premiums paid by the Company, $25,695 in unused vacation that was paid, and $672,778 in total severance benefits under the Executive Severance Plan in connection with his departure on October 30, 2020 (which includes (1) a lump sum cash payment of $634,993 for one year of base salary and bonus, and (2) continuation of medical and dental coverage as well as life insurance paid for by the Company for one year with an aggregate value of $34,738, all subject to applicable withholding taxes). For more information on Mr. Dyke’s severance benefits under the Executive Severance Plan, see “Potential Payments Upon Termination or Change in Control - Payments Made Upon Termination” below.

CEO Employment Agreement

The Company entered into an employment agreement, effective as of March 6, 2015, as amended, (the “Employment Agreement”) with Mr. Poneman. The Employment Agreement’s initial term ended on March 31, 2017 and has automatically renewed, each year thereafter for successive one-year terms and will continue to renew annually, unless terminated by either party in accordance with the terms of the Employment Agreement. The Employment Agreement provides Mr. Poneman with an initial base salary of $750,000 per year which will be reviewed annually by the Company’s CN&G Committee for possible increase.

Bonus. Mr. Poneman is eligible for an annual bonus under the Company’s 2019 EIP (or its successor) with a target amount at least equal to 100% of base salary and a maximum amount of 150% of base salary (or such higher amount as the CN&G Committee may determine in the future). The actual amount of the annual bonus will be determined by the CN&G Committee in its sole discretion and based upon its assessment of whether the applicable Corporate Goals have been achieved during the fiscal year. On November 28, 2018, the Employment Agreement was amended (the “Amendment”) to provide that beginning with the 2018 performance year, Mr. Poneman may be paid up to 10 percent of his annual bonus under the Employment Agreement in fully vested shares of the Company’s Class A common stock in lieu of cash, with the remainder of the annual bonus to be paid in cash. The actual percentage of the annual bonus to be paid in common stock is determined by the CN&G Committee in its sole discretion and is subject to the terms and conditions of the Company’s 2014 Plan, as amended. Per the terms of the Amendment, the number of shares awarded to Mr. Poneman cannot exceed 20,000 shares of the Company’s Class A common stock.

Equity Compensation. In connection with the commencement of Mr. Poneman’s employment, Mr. Poneman was granted a stock option to purchase 300,000 shares of our common stock. The option has a ten-year term with a per share exercise price equal to the fair market value of our common stock on the grant date, and vests and becomes exercisable in equal annual installments on each of the first four anniversaries of the date of grant, subject to Mr. Poneman’s continued employment on the applicable vesting dates. As of March 2019, the options were fully vested. As of December 31, 2020, Mr. Poneman had exercised 12,000 of such options.

Long-Term Incentive. Mr. Poneman is a participant in the long-term executive incentive plans of the Company described earlier in this Proxy Statement.

Outstanding Equity Awards at Fiscal Year End December 31, 2020

The following table shows the number of shares of our Class A common stock covered by stock options or notional units held by our named executive officers as of December 31, 2020. All of the awards shown in the table below were granted under the 2014 Plan (or a sub -plan thereof).

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price ($)	Options Expiration Date	Equity Incentive Plan Awards Number of Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Award Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Daniel B. Poneman	288,000	--	4.37	03/06/25	118,671	816,456
Philip O. Strawbridge	--	100,000	3.65	09/30/29	--	--
John M.A. Donelson	7,500	--	5.62	11/21/24	--	26,813

(1)	The market value of the unvested notional units is computed based on the $23.13 closing price per share of our Class A common stock on the NYSE American on December 31, 2020

(2)	A portion of Mr. Poneman’s annual cash bonus for the 2018 performance year was paid in 20,000 shares of the Company’s Class A common stock pursuant to the 2018 amendment of Mr. Poneman’s employment agreement.

Potential Payments Upon Termination or Change in Control

Payments Made Upon Termination

Under the Centrus Energy Corp. Executive Severance Plan, if a covered executive is terminated by the Company without cause, he or she is eligible to receive the following:

•	a prorated share of his or her annual incentive bonus for the year in which the executive’s termination occurs (payable at the end of the performance period based on actual performance) up to the date of termination;

•	a lump sum cash severance amount as described below (the “Lump Sum Cash Severance Benefit”); and

•	continuation of medical and dental coverage as well as life insurance paid for by the Company for a period of time after termination (the “Severance Period”) (or until he or she receives similar coverage from a subsequent employer, whichever occurs first) and outplacement assistance services.

The Lump Sum Cash Severance Benefit for our covered executives is equal to one times annual base salary and bonus and the Severance Period is one year, except for Mr. Poneman, who is entitled to a Lump Sum Cash Severance Benefit equal to two times annual base salary and bonus and the Severance Period is two years (with the executive’s “bonus” for these purposes generally being the greater of the executive’s target bonus and the average of the three most recent annual incentive bonuses paid to the executive prior to the date of termination). Severance benefits are contingent upon the executive executing a release and agreeing to comply with certain restrictive covenants relating to non-competition and non-solicitation of Company employees during the Severance Period. Under the Executive Severance Plan, no severance is paid to an employee who is terminated for cause or who resigns voluntarily, including retirement.

Upon Mr. Dyke’s departure from the Company effective October 30, 2020, he received a Lump Sum Cash Severance Benefit of $634,993 and will receive a continuation of medical and dental coverage as well as life insurance during the Severance Period of approximately $34,738. Mr. Dyke’s incentive awards were paid pro-rata based on his date of his termination of employment. For more information on Mr. Dyke’s severance benefits under the Executive Severance Plan, see “Summary Compensation Table” above.

Payments Made Upon a Change in Control

The Company has entered into change in control agreements with each of its named executive officers. The change in control agreements provide each executive with the following benefits (in lieu of any severance benefits under the Executive Severance Plan described above) if there is a change in control of the Company and within a protected period beginning three months before and ending three years after that change in control (the “protected period”), the Company terminates the executive’s employment without cause or the executive terminates his or her employment for “good reason” (as defined in the agreement):

•	a cash lump sum payment equal to two times the sum of his or her annual base salary and bonus (the “Change in Control Lump Sum Benefit”) (with the executive’s “bonus” for these purposes generally being the greater of the executive’s target bonus and the average of the three most recent annual incentive bonuses paid to the executive prior to the date of termination); and

•	continuation of life and health insurance benefits for him or her and his or her eligible dependents for two years following such termination of employment (the “Covered Period”) or, if sooner, until he or she is covered by comparable programs of a subsequent employer.

In order to receive these benefits, the executive must comply with the non-competition, non-solicitation, and confidentiality provisions of the change in control agreement during the term of the agreement and during the Covered Period.

Awards under the 2014 Plan

Under the terms of the 2014 Plan, the 2019 EIP, and the grant agreements, an executive is entitled to certain payments and benefits upon a termination of his or her employment as follows:

•	Upon an executive’s termination of employment due to death or disability, the executive (or beneficiary, in the case of death) is eligible to receive: A pro-rata portion of the Annual Award based on actual performance, payable at the same time as other participants of the incentive plan;

•	A pro-rata portion of the equity denominated LTIP award based on actual performance, settled at the same time as other participants of the plan; and

•	A pro-rata portion of the LTIP cash award (i) at target levels if such termination occurs in 2020, payable within 60 days of such termination, or (ii) based on actual performance if such termination occurs in 2021, payable at the same time as other participants of the 2019 EIP.

•	If the Company terminates the executive’s employment without “cause” (as defined in the 2014 Plan), the executive terminates his or her employment for “good reason” (as defined in the executive’s change in control agreement) or the executive’s employment is terminated due to his or her retirement, subject to the executive’s execution and non-revocation of a general release of claims in substantially the form provided in the Executive Severance Plan, a pro-rata portion of all awards under the incentive plan will be payable based on actual performance at the same time as other participants.

Notwithstanding the foregoing, if the Company terminates the executive’s employment without cause or the executive terminates his or her employment for good reason, in each case, within three months prior to or within one year following a change in control of the Company, subject to the executive’s execution and non-revocation of a general release of claims in substantially the form provided in the Executive Severance Plan, (i) the full Annual Award at target levels will be payable within 60 days of such termination and (ii) a pro-rata portion of the LTIP awards will be payable based on actual performance at the same time as other participants.

Equity Compensation Plan Information

The following table sets forth, for the Company’s 2014 Plan, the number of shares of our Class A common stock subject to outstanding awards, the weighted average exercise price of outstanding options and the number of shares remaining available for future award grants as of December 31, 2020.

Plan Category	Column (a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Column (b) for Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Column (c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	672,271 (1)	4.46	374,478 (2)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	672,271	4.46	374,478

(1)	Consists of 410,500 outstanding stock options and 261,771 restricted stock units granted under the 2014 Plan.

(2)	Consists of shares available for future issuance under the 2014 Plan as of December 31, 2020. Subject to certain express limits of the 2014 Plan, shares available for awards under the 2014 Plan generally may be used for any type of award authorized under the plan including options, stock appreciation rights and other forms of awards granted or denominated in shares of our common stock including, without limitation, stock bonuses, restricted stock, and restricted stock units. Excludes notional awards because they may be settled in stock, cash, or combination thereof at the discretion of the CN&G Committee and do not represent a “right” to obtain stock.

PROPOSAL 2. APPROVAL OF THE SECTION 382 RIGHTS AGREEMENT, AS AMENDED

On April 6, 2016, the Board adopted a Section 382 Rights Agreement (the “Initial Rights Agreement”), as amended on February 14, 2017 (the “First Amendment”). The Board adopted the Initial Rights Agreement in an effort to protect stockholder value by, among other things, attempting to protect against a possible limitation on our ability to use its net operating loss carryforwards (“NOLs”) and other tax benefits, which may be used to reduce potential future income tax obligations.

The Initial Rights Agreement was approved by our stockholders. On April 3, 2019, the Board approved, and the Company adopted, a Second Amendment to the Section 382 Rights Agreement (the “Second Amendment”), which among other things, (i) decreased the purchase price for each one one-thousandth (1/1000th) of a share of the Company’s Series A Participating Cumulative Preferred Stock, par value $1.00 per share (the “Preferred Shares”), from $26.00 to $18.00, and (ii) extended the Final Expiration Date (as defined in the Rights Agreement) from April 5, 2019 to April 5, 2022. The Board approved, and on April 13, 2020, the Company adopted a Third Amendment to the Section 382 Rights Agreement (the “Third Amendment”), which changed the Final Expiration Date (as defined in the Rights Agreement) from April 5, 2022 to June 30, 2021. The Third Amendment was approved by our stockholders.

On March 18, 2021, the Board approved a Fourth Amendment to the Section 382 Rights Agreement (the “Fourth Amendment”), conditioned upon the approval of the Company’s stockholders, which would extend the Final Expiration Date (as defined in the Rights Agreement) from June 30, 2021 to June 30, 2023. This proposal requests the approval of our stockholders to the Fourth Amendment.

The Initial Rights Agreement, the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment are collectively referred to herein as the “Rights Agreement.”

We are seeking stockholder approval of the Rights Agreement as amended by the Fourth Amendment to extend its expiration date until June 30, 2023. If the Fourth Amendment is not approved by a majority of the shares present at the Annual Meeting or by proxy and entitled to vote at the Annual Meeting, then the Rights Agreement will expire by its terms on June 30, 2021. In such event, after June 30, 2021 and the termination of the Rights Agreement, we would continue to possess NOLs and other tax benefits that have stockholder value but would no longer be protected by the Rights Agreement. The rights may also expire on an earlier date if certain events occur, as described more fully set forth in the Rights Agreement.

Reasons for the Rights Agreement

The Board adopted the Rights Agreement in an effort to protect stockholder value by, among other things, attempting to protect against a possible limitation on the Company’s ability to use its NOLs and other tax benefits, which may be used to reduce potential future income tax obligations. The Company has experienced substantial operating losses, and under the Code, and rules promulgated thereunder, the Company may “carry forward” these NOLs and other tax benefits in certain circumstances to offset any current and future earnings and thus reduce the Company’s income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs and other tax benefits do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs and other tax benefits, and therefore these NOLs and other tax benefits could be a substantial asset to the Company. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Code, the Company’s ability to use its NOLs and other tax benefits will be substantially limited. Generally, an ownership change would occur if the Company’s stockholders who own, or are deemed to own, 5% or more of the Company’s common stock increase their collective ownership in the Company by more than 50% over a rolling three-year period.

Summary of the Rights Agreement

The following is a summary of the terms of the Rights Agreement, as amended. All capitalized terms not defined in this summary have the meanings ascribed to such terms in the Rights Agreement. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Initial Rights Agreement , First Amendment, Second Amendment and Third Amendment, the complete texts of which are attached hereto as Appendix A to this Proxy Statement and incorporated herein by reference, and the Fourth Amendment, the complete text of which is attached hereto as Appendix B to this Proxy Statement and incorporated herein by reference. We urge you to carefully read the Rights Agreement in its entirety as the discussion below is only a summary.

The Rights

On April 6, 2016, the Board declared a dividend of one right to purchase Preferred Shares pursuant to the Rights Agreement (each, a “Right”) for each outstanding share of (i) Class A common stock and (ii) Class B common stock. The Rights were issued to the holders of record of Class A common stock and Class B common stock, in each case, outstanding on April 6, 2016 (the “Record Date”) and will be issued with respect to Class A common stock and Class B common stock issued thereafter until the Distribution Date (as defined below). As amended, each Right, when it becomes exercisable as described below, will entitle the registered holder to purchase from the Company one one-thousandth (1/1,000th) of a share of a Preferred Share at a price of $18.00 (the “Purchase Price”). The description and terms of the Rights are set forth in the Rights Agreement.

Initial Exercisability

One Right will be associated with (i) each share of Class A common stock and each share of Class B common stock outstanding on the Record Date, (ii) each additional share of Class A common stock and Class B common stock that becomes outstanding between the Record Date and the earliest to occur of the Distribution Date (as defined below), the Redemption Date (as defined in the Rights Agreement) and the Expiration Date (as defined below) and (iii) each additional share of Class A common stock and Class B common stock with which Rights are issued after the Distribution Date but prior to the earlier of the Redemption Date and the Expiration Date, as provided in the Rights Agreement.

The Rights are not exercisable until the Distribution Date, which is the earliest to occur of the following:

•	the Share Acquisition Date (as defined below), and

•	such date, if any, as may be designated by the Board following the commencement of, or first public disclosure of an intention to commence, a tender or exchange offer for outstanding shares of Class A common stock which could result in such person or group becoming the beneficial owner of 4.99% or more of the outstanding shares of Class A common stock.

Under the Rights Agreement, the “Share Acquisition Date” means the date on which the Company learns that a Person has become an Acquiring Person. An Acquiring Person includes (i) a person or group (including any affiliate or associate of such person or group) that has, subject to certain exceptions, acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the outstanding shares of Class A common stock or (ii) any Grandfathered Person (as defined below) that has exceed its Grandfathered Percentage (as defined below) by 0.5% of the outstanding shares of Class A common stock (such person or group being called an “Acquiring Person”). A “Grandfathered Person” is any person or group that beneficially owned (as disclosed in public filings) 4.99% or more of the outstanding shares of Class A common stock as of April 6, 2016 (such percentage, the “Grandfathered Percentage”).

In the case of certificated shares of Class A common stock or Class B common stock, the Rights associated therewith, as the case may be, represented by such certificates will be evidenced by such certificates along with a copy of a summary of rights to purchase Preferred Shares, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the such shares, as the case may be, represented thereby. In the case of Class A common stock or Class B common stock held in uncertificated form, the Rights associated with the shares shall be evidenced by the balances indicated in the book-entry account system of the transfer agent for the Class A common stock or Class B common stock, as applicable, and the transfer of any such shares in the book-entry account system of the transfer agent for such Class A common stock or such Class B common stock, as applicable, shall also constitute the transfer of the Rights associated with such Class A common stock or Class B common stock, as applicable.

Until the Distribution Date, the Rights will be transferred with and only with Class A common stock or Class B common stock, as the case may be.

As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of Class A common stock and Class B common stock, in each case as of the close of business on the Distribution Date, and such separate Right Certificates alone will thereafter evidence the Rights.

Expiration

As further described in this proxy statement, if the Rights Agreement, as amended by the Fourth Amendment, is approved by a majority of the shares present at the annual meeting in person or by proxy and entitled to vote at this Annual Meeting, the Rights will expire on the Expiration Date, which is the earliest of:

•	June 30, 2023,

•	the Redemption Date (as defined in the Rights Agreement),

•	the effective date of the repeal of Section 382 of the Code, or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of the Company’s net operating loss carryforwards or other tax benefits, or

•	the first day of a taxable year of the Company to which the Board determines that none of the Company’s net operating loss carryforwards or other tax benefits may be carried forward.

If the Rights Agreement, as amended by the Fourth Amendment, is not approved by a majority of the shares present at the annual meeting or by proxy and entitled to vote at this Annual Meeting, the Rights will expire on June 30, 2021.

The “Flip-in” Provision

Subject to the right of the Board to redeem or exchange the Rights as described below, at the Share Acquisition Date, the holder of each Right will thereafter have the right to receive, upon exercise thereof, for the Purchase Price, that number of one one-thousandths (1/1,000ths) of a Preferred Share equal to the number of shares of Class A common stock which at the time of such transaction would have a market value of twice the Purchase Price. Any Rights that are or were beneficially owned by an Acquiring Person on or after the Distribution Date will become null and void and will not be subject to the “flip-in” provision.

The “Flip-over” Provision

In the event the Company is acquired in a merger or other business combination by an Acquiring Person that is a publicly traded corporation or 50% or more of the Company’s assets or assets representing 50% or more of the Company’s earning power are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that is a publicly traded corporation, proper provision must be made so that each Right will entitle its holder to purchase, for the Purchase Price, that number of common shares of such corporation which at the time of the transaction would have a market value of twice the Purchase Price. In the event the Company is acquired in a merger or other business combination by an Acquiring Person that is not a publicly traded entity or 50% or more of the Company’s assets or assets representing 50% or more of the earning power of the Company are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that is not a publicly traded entity, proper provision must be made so that each Right will entitle its holder to purchase, for the Purchase Price, at such holder’s option, (i) that number of shares of the surviving corporation in the transaction with such entity (or, at such holder’s option, of the surviving corporation in such acquisition, which could be the Company) which at the time of the transaction would have a book value of twice the Purchase Price or (ii) that number of shares of such entity which at the time of the transaction would have a book value of twice the Purchase Price or (iii) if such entity has an affiliate which has publicly traded common shares, that number of common shares of such affiliate which at the time of the transaction would have a market value of twice the Purchase Price. The “flip-over” provision only applies to a merger or similar business combination with an Acquiring Person.

Any Rights that are or were, at any time on or after the date an Acquiring Person becomes such, beneficially owned by an Acquiring Person or any affiliate or associate of an Acquiring Person (or a transferee thereof) will become null and void and any holder of any such Right (including any subsequent holder) will be unable to exercise any such Right.

The Exchange Provision

At any time after the Share Acquisition Date, the Board may elect to exchange each Right (other than Rights owned by an Acquiring Person) for consideration per Right consisting of either: (i) one-half of the Preferred Shares (or fractions thereof) that would be issuable at such time upon the exercise of one Right pursuant to the terms of the Rights Agreement; or (ii) in the case of: (x) holders of Class A common stock: cash, property, Preferred Shares (including fractions thereof), Class A common stock (including fractions thereof), or other equity or debt securities (or any combination of any of the foregoing) having an aggregate value equal to one-half of the value of Preferred Shares (including fractions thereof) that would be issuable at such time upon the exercise of one Right in respect of Class A common stock in accordance with Section 11(a) of the Rights.

Agreement; and (y) holders of Class B common stock: cash, property, Preferred Shares (including fractions thereof), Class B common stock (including fractions thereof), or other equity or debt securities (or any combination of any of the foregoing), having an aggregate value equal to one-half of the value of Preferred Shares (including fractions thereof) that would be issuable at such time upon the exercise of one Right in respect of Class B common stock in accordance with Section 11(a) of the Rights Agreement; in each case, which values shall be determined by a nationally recognized investment banking firm selected by the Board. Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Class A common stock for or pursuant to the terms of any such plan), together with all affiliates and associates of such person, becomes the Beneficial Owner of 50% or more of the Class A common stock then outstanding.

If the Board elects to mandatorily exchange any Rights, the Board may, at its option and without limiting any rights the Company may have under the Rights Agreement, cause the Company to enter into one or more arrangements it deems necessary or appropriate to implement and give effect to such mandatory exchange in the manner contemplated by the Rights Agreement, including by establishing one or more trusts or other mechanism for the proper and orderly distribution of the securities and/or cash to be exchanged therefore.

Exempted Persons and Exempted Transactions

The Board of Directors recognizes that there may be instances when an acquisition of Class A common stock that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to the Company or may otherwise be in the best interest of the Company. Accordingly, the Rights Agreement grants discretion to the Board of Directors to designate a person as an “Exempted Person” or to designate a transaction involving the Class A common stock as an “Exempted Transaction.” An “Exempted Person” cannot become an Acquiring Person and an “Exempted Transaction” cannot result in a person becoming an Acquiring Person.

Redemption

The Rights are redeemable by the Board at a redemption price of $0.0001 per Right (the “Redemption Price”) any time prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date. Immediately upon the action of the Board electing to redeem the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

At any time prior to the Distribution Date, the Company may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement (including, without limitation, the date on which the Distribution Date or the Expiration Date shall occur, the amount of the Purchase Price or the definition of “Acquiring Person”).

Voting Rights; Other Stockholder Rights

Until a Right is exercised or exchanged, the holder thereof by virtue of such Right will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Fractional Shares

The Preferred Shares are authorized to be issued in fractions which are an integral multiple of one one-thousandth (1/1,000th) of a Preferred Share. The Company may, but is not required to, issue fractions of shares upon the exercise of Rights (other than one one-thousandth (1/1,000th) of a Preferred Share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple thereof), and in lieu of fractional shares, the Company may make a cash payment based on the market price of such shares on the first trading date prior to the date of exercise or utilize a depositary arrangement as provided by the terms of the Preferred Shares.

Anti-Dilution Adjustments

The number of Preferred Shares or other securities issuable upon exercise of the Rights is subject to adjustment by the Board in the event of any change to our Class A common stock, Class B common stock or Preferred Shares, whether by reason of stock dividends, stock splits, recapitalizations, reclassifications, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of assets, evidences of indebtedness or subscription rights, options or warrants to holders of Class A common stock, Class B common stock or Preferred Shares or otherwise. The Purchase Price and the number of Preferred Shares or other securities issuable upon exercise of the Rights are subject to adjustment from time to time in the event of the declaration of a stock dividend on the Class A common stock or Class B common stock payable in Class A common stock or Class B common stock or a subdivision or combination of the Class A common stock prior to the Distribution Date.

Anti-takeover Effects

The Rights have certain anti-takeover effects. Once the Rights have become exercisable, in most cases the Rights will cause substantial dilution to a person or group that attempts to acquire or merge with the Company. Accordingly, the existence of the Rights may deter potential acquirors from making a takeover proposal or a tender offer. The Rights should not interfere with any merger or other business combination approved by the Board because the Company may redeem the Rights and because the Board can amend the Rights Agreement so that a transaction approved by the Board would not cause the Rights to become exercisable.

The Board recommends voting FOR approval of the Company’s Section 382 Rights Agreement, as amended by the Fourth Amendment described above and set forth in Appendix B hereto.

PROPOSAL 3. APPROVAL OF THE CENTRUS ENERGY CORP 2014 EQUITY INCENTIVE PLAN
(AS AMENDED AND RESTATED 2021)

General

The Company previously adopted the Centrus Energy Corp. 2014 Equity Incentive Plan, as amended and restated in 2017 (the “2014 Plan”), and such plan was last approved by the stockholders at the annual meeting of stockholders held on Wednesday, May 31, 2017. At the Annual Meeting, stockholders will be asked to approve an amendment and restatement to the 2014 Plan (the “Amended Plan”), which was previously adopted by the Board on March 18, 2021, subject to stockholder approval: (i) to increase the number of authorized available shares of Class A common stock from 1,200,000 to 1,900,000 shares, subject to issuances made prior to the date hereof, (ii) to increase the maximum number of shares that may be delivered pursuant to options qualified as incentive stock options from 1,200,000 shares to 1,900,000 shares, and (iii) to extend the expiration of the term from September 30, 2024 until September 30, 2030. As used in this section, “shares” refers to shares of Class A common stock unless otherwise stated.

As of March 18, 2021, a total of 374,478 shares of the Company’s Class A common stock were available for issuance under the 2014 Plan. The 2014 Plan is the only plan maintained by the Company under which new equity awards can be granted. The term of the 2014 Plan is set to expire on September 30, 2024. The Company anticipates issuing 318,594 shares under its 2019 LTIP in April 2021. After such issuance there will be only 55,884 shares remaining available for new award grants.

The Company believes that incentives and share-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans like the 2014 Plan are an important attraction, retention and motivation tool for participants in the plan. The Board believes the foregoing amendments are important to give the Company flexibility to structure future incentives and better attract, retain, and award key employees and other participants in the plan.

If stockholders do not approve the Amended Plan, the current share limit, term, and other provisions of the 2014 Plan will continue in effect.

Summary Description of the Amended Plan

The principal terms of the Amended Plan are summarized below. The following summary is qualified in its entirety by the full text of the Amended Plan, which appears as Appendix C to this Proxy Statement.

Purpose. The purpose of the Amended Plan is to advance the interests of the Company, its affiliates and stockholders by providing incentives to attract, retain and reward individuals performing services for the Company or its affiliates and by promoting the growth and profitability of the Company and its affiliates. Equity-based awards are also intended to further align the interests of award recipients and our stockholders.

Administration. Our Board of Directors or one or more committees appointed by our Board of Directors will administer the Amended Plan. Our Board of Directors has delegated general administrative authority for the Amended Plan to the CN&G Committee. The Board of Directors or a committee thereof (within its delegated authority) may delegate different levels of authority to different committees or persons with administrative and grant authority under the Amended Plan. (The appropriate acting body, be it the Board of Directors or a committee or other person within its delegated authority is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the Amended Plan, including, without limitation, the authority to:

•	determine the persons to whom, and the time or times at which, awards will be granted and the number of shares, units, or monetary value to be subject to each award;

•	determine the type of awards to be granted;

•	determine the fair market value of shares or other property and the price (if any) to be paid for the award, shares or other property and the form of payment of any such price;

•	determine the terms and conditions applicable to each award (which need not be identical);

•	determine the timing, terms, and conditions of the exercisability, vesting or expiration of any award;

•	determine whether and under what circumstances an award will be settled, canceled, forfeited, or suspended, and the method by which awards may be settled, exercised, canceled, forfeited, or suspended;

•	approve one or more forms of award agreement;

•	amend, modify, extend, cancel, or renew any award or waive any restrictions or conditions applicable to any award or any shares or other securities acquired pursuant thereto;

•	accelerate, continue, extend, or defer the exercisability or vesting of any award;

•	construe and interpret the Amended Plan, any award agreement, and any other document affecting awards under the Amended Plan or rights under such awards;

•	prescribe, amend, suspend, waive, or rescind rules, guidelines and policies relating to the Amended Plan; and

•	correct any defect, supply any omission, or reconcile any inconsistency in the Amended Plan.

No Repricing. In no case (except due to an adjustment to reflect a stock split or other event referred to under “Adjustments” below, or any repricing that may be approved by stockholders) will the Administrator (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award.

Eligibility. Persons eligible to receive awards under the Amended Plan include officers or employees of the Company or any of its affiliates, directors of the Company, and certain consultants and advisors to the Company or any of its affiliates. Currently, approximately 8 officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), and each of the current members of the Board of Directors who are not employed by the Company or any of its subsidiaries (excluding Mr. Iguchi) (“non-employee directors”), are considered eligible under the Amended Plan.

Aggregate Share Limit The maximum number of shares of Class A common stock that may be issued or transferred pursuant to awards under the Amended Plan is 1,900,000 shares (the “Share Limit”), including issuances made prior to the date hereof, an increase of 700,000 shares from that available for issuance under the 2014 Plan.

Additional Share Limits. The following other limits are also contained in the Amended Plan. These limits are in addition to, and not in lieu of, the Share Limit described above and, in the case of share-based limits, are applied on a one-for-one basis.

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the 2014 Plan is 1,200,000 shares. If stockholders approve this Amended Plan, this limit will be increased to 1,900,000 shares.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted under the plan during any one fiscal year to any one individual is 600,000 shares.

•	The maximum number of shares subject to all restricted stock and restricted stock unit awards that are granted under the plan during any one fiscal year to any one individual is 600,000 shares.

•	The maximum number of shares subject to “Performance Awards” (as defined in the Amended Plan) that are granted under the Amended Plan during any one fiscal year to any one individual is 600,000 shares.

•	The maximum amount that may be paid to any one participant in respect of all cash-based awards and Performance Awards payable in cash granted to any one employee during any one fiscal year is $2,000,000.

Share-Limit Counting Rules. The Share Limit of the Amended Plan is subject to the following rules:

•	Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Amended Plan will not be counted against the Share Limit and will again be available for subsequent awards under the Amended Plan.

•	Shares that are exchanged by a participant or withheld by the Company to pay the exercise or purchase price of an award granted under the Amended Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award granted under the Amended Plan, will not be counted against the Share Limit and will again be available for subsequent awards under the Amended Plan.

•	To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the Share Limit and will again be available for subsequent awards under the Amended Plan.

Types of Awards. The Amended Plan authorizes stock options, stock appreciation rights, and other forms of awards granted or denominated in Class A common stock or units Class A common stock, as well as cash bonus awards. The Amended Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be structured to be paid or settled in cash.

A stock option is the right to purchase shares of Class A common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of Class A common stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the Amended Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the Amended Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of Class A common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a share of Class A common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the Amended Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units or phantom stock (which are contractual rights to receive shares of stock, or cash based on the fair market value of a share of stock), dividend equivalents which represent the right to receive a payment based on the dividends paid on a share of stock over a stated period of time, or similar rights to purchase or acquire shares, and cash awards.

Any awards under the Amended Plan (including awards of stock options and stock appreciation rights) may be fully vested at grant or may be subject to time-and/or performance-based vesting requirements.

Performance-Based Awards. The Administrator may grant awards under the Amended Plan that are intended to be performance-based awards. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. Performance based awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Additional Share Limits” above). The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of performance-based awards and may reserve discretion to reduce payments below maximum award limits.

Dividend Equivalents; Deferrals. The Administrator may provide for the deferred payment of awards and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the Amended Plan (other than options or stock appreciation rights), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of Class A common stock, provided that as to any dividend equivalent rights granted in connection with an award granted under the Amended Plan that is subject to performance-based vesting requirements, no dividend equivalent payment will be made unless the related performance-based vesting conditions of the award are satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related performance-based vesting conditions are not satisfied).

Assumption and Termination of Awards. Upon the occurrence of certain corporate transactions set forth in the Amended Plan, the Administrator may provide for awards outstanding under the plan to be assumed, substituted for, or otherwise continued. However, if awards then-outstanding under the Amended Plan are to be terminated in such circumstances (without being assumed or substituted for), such awards would generally become fully vested. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the Amended Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event or in connection with a termination of the award holder’s employment. For the treatment of outstanding equity awards held by the named executive officers in connection with a termination of employment and/or a change in control of the Company, please see the “Potential Payments Upon Change in Control and Termination” above in this Proxy Statement.

Transfer Restrictions. Subject to certain exceptions contained in the Amended Plan, awards under the Amended Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value.

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the Amended Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority. The Amended Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s Class A common stock, under any other plan or authority.

Termination of or Changes to the Amended Plan. The Board of Directors may amend or terminate the Amended Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent the amendment would (a) increase the benefits accrued to participants under the Amended Plan, (b) increase the Share Limit under the Amended Plan (except by operation of the adjustment provisions noted above), (c) change the types of awards that may be granted under the Amended Plan, (d) modify the requirements for participation in the Amended Plan, or (e) require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Company’s Class A common stock may then be listed. Unless terminated earlier by the Board of Directors and subject to any extension that may be approved by stockholders, the authority to grant new awards under the Amended Plan will terminate on September 30, 2030. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Impact of Accounting and Tax Treatment on Forms of Compensation Paid The CN&G Committee may consider tax deductibility as a factor in determining executive compensation, but may also choose to structure its compensation arrangements around tax deductibility, to achieve its goal to provide compensation programs that are consistent with its executive compensation philosophy.

U.S. Federal Income Tax Consequences of Awards under the Amended Plan

The U.S. federal income tax consequences of the Amended Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Amended Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the Amended Plan in connection with a “change in control” (as this term is used under the Code), the company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards under the Amended Plan may not be permitted to be deducted by the Company in certain circumstances.

Specific Benefits under the 2014 Plan

The Company has not approved any awards that are conditioned upon stockholder approval of the proposed amendments to the Amended Plan. The Company is not currently considering any other specific award grants under the Amended Plan, other than the annual grants of restricted stock units to our non-employee directors described in the following paragraph. If the proposed amendment to the Amended Plan had been in effect in fiscal 2020, the Company expects that its award grants for fiscal 2020 would not have been substantially different from those actually made in that year under the Amended Plan. For information regarding stock-based awards granted to the Company’s named executive officers during fiscal 2020, see the information under the heading “Aggregate Past Fiscal Year Equity Grants Under the 2014 Plan” below.

As described under “Compensation of Directors” above, our current compensation policy for non-employee directors provides for each non-employee director to receive an annual award of 5,000 restricted stock units plus restricted stock units in an amount equal to twenty percent of the annual cash award (i.e., $18,000 of the $90,000 award). Assuming, for illustrative purposes only, that there are no new eligible directors, there continue to be seven eligible directors seated (excluding the Investor-Designated Directors described above) and there are no changes to the awards granted under the director equity grant program, the number of shares that would be allocated to the Company’s seven non-employee directors as a group under the director equity grant program for calendar years 2021 through 2030 (the nine remaining years in the term of the Amended Plan) would be 315,000 shares for the 5,000 RSUs granted per year plus approximately 57,000 shares assuming a grant price equal to $20 per share.

The following paragraphs include additional information to help you assess the potential dilutive impact of the Company’s equity awards and the Amended Plan. The Amended Plan is the Company’s only equity compensation plan.

“Overhang” refers to the number of shares of Class A common stock that are subject to outstanding awards or remain available for new award grants. The following table shows the total number of shares of Class A common stock that were subject to outstanding restricted stock and restricted stock unit awards granted under the Amended Plan, that were subject to outstanding stock options granted under the Amended Plan, and that were then available for new award grants under the Amended Plan as of December 31, 2020 and as of March 30, 2021. (In this Amended Plan proposal, the number of shares of Class A common stock subject to restricted stock and restricted stock unit awards granted during any particular period or outstanding on any particular date is presented based on the actual number of shares of Class A common stock covered by those awards.)

Type of Award	As of December 31, 2020 (In thousands)	As of March 30, 2021 (In thousands)
Shares granted, subject to outstanding restricted stock and restricted stock unit awards or outstanding stock options	945,222	945,222
Shares or grants forfeited or expired	120,000	120,000
2019 LTIP notional shares awarded to be settled in shares in 2021 (1)	318,594	318,594
Shares available for new award grants	55,884	55,884

(1)	The CN&G Committee has the discretion to settle the 2019 LTIP notional share awards in cash or stock. The CN&G Committee currently expects to settle the 2019 LTIP notional share awards in 2021 by issuing shares of the Company’s Class A common stock.

The weighted-average number of shares of Class A common stock issued and outstanding in each of the last three fiscal years was 8,031,307 shares issued and outstanding in 2018; 8,673,976 shares issued and outstanding in 2019; and 11,390,189shares issued and outstanding in 2020. Shares subject to outstanding stock options, restricted stock units and stock appreciation rights are considered issued and outstanding as of the year granted. The number of shares of the Company’s Class A and Class B common stock issued and outstanding as of December 31, 2020 and March 22, 2021, 2021 was 12,109,389 and 13,379,876 shares, respectively.

The CN&G Committee anticipates that the 700,000 additional shares requested for the Amended Plan will provide the Company with the ability to continue to grant equity awards under the Amended Plan for the next three years. The total number of shares that are subject to the Company’s award grants in any one year or from year-to-year may change based on a number of variables, including, without limitation, the value of Class A common stock (since higher stock prices generally require that fewer shares be issued to produce awards of the same grant date fair value), changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the number of employees, changes in the number of directors and officers, whether and the extent to which vesting conditions applicable to equity-based awards are satisfied, acquisition, merger, and transaction activity, the need to grant awards to new employees in connection with acquisitions and mergers, the need to attract, retain and incentivize key talent, the type of awards the Company grants, and how the Company chooses to balance total compensation between cash and equity-based awards.

The closing market price for a share of Class A common stock as of April 19, 2021 was $21.07 per share.

Aggregate Past Fiscal Year Equity Grants Under the 2014 Plan

As of April 19, 2021, awards covering 825,522 shares of our Class A common stock had been granted under the 2014 Plan. The following table shows information regarding the distribution of all awards among the persons and groups identified below, option exercises and restricted stock vesting prior to that date, and option and unvested restricted stock holdings as of that date.

Name	Number of Shares Acquired or Exercise of Options in 2020	Number of Options Granted in 2020	Number of Share Appreciation Rights Granted in 2020	Number of Restricted Share Units Granted in 2020	Number of Notional Shares Granted in 2020
Named Executive Officers:
Daniel B. Poneman	12,000	0	22,604	0	33,906
Philip O. Strawbridge	0	0	0	0	0
John M.A. Donelson	0	0	10,725	0	16,088

Total for All Current Executive Officers as a Group (3 persons)	12,000	0	33,329	0	49,994

Total for all Current Non-Employee Directors as a Group (7 persons)	0	0	0	47,138	0

All employees and directors, including all current officers who are not executive officers or directors as a group	7,500	0	39,617	0	59,427
Total	19,500	0	72,946	47,138	109,421

See also the table on page 32 of this proxy statement under the caption “Equity Compensation Plan Information.”

Vote Required for Approval of the Amendment and Restatement of the 2014 Plan (as Amended and Restated 2021)

The Board of Directors believes that the adoption of the proposed amendment and restatement of the 2014 Plan will promote the interests of the Company and its stockholders and will help the Company and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

All members of the Board of Directors and all of the Company’s executive officers are eligible for awards under the Amended Plan and thus have a personal interest in the approval of the Amended Plan.

The approval of the amendment and restatement of the 2014 Plan requires the vote of the holders of a majority of the stock represented and entitled to vote thereat. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. An abstention will have the same legal effect as a vote against this Proposal 3. Broker non-votes will not be entitled to vote with respect to a particular proposal. Thus, broker non-votes will not impact the outcome of the vote on this Proposal 3.

The Board recommends voting FOR approval of the 2014 Equity Incentive Plan (as Amended and Restated 2021) as described above and set forth in Appendix C hereto.

PROPOSAL 4. ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION

As required by federal securities laws, the Board is providing our stockholders with an opportunity to provide a non-binding advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the proxy statement for the 2021 annual meeting of stockholders, is hereby approved.”

This advisory vote to approve the compensation of our named executive officers is not binding on us, our Board, or the CN&G Committee. However, our Board and the CN&G Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers. At the 2020 annual meeting of stockholders, over 87% of the shares voted were in favor of the advisory resolution concerning the compensation of the named executive officers. Executive compensation was revised to provide a greater proportion of compensation based on equity performance.

The next such “say-on-pay” vote will occur at our 2022 annual meeting of stockholders.

The Board recommends voting FOR approval of the Company’s compensation of the named executive officers.

PROPOSAL 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit and Finance Committee of the Company has appointed the firm of PricewaterhouseCoopers LLP to serve as the independent auditors of the Company for 2021, subject to ratification of this appointment by the stockholders of the Company. One or more representatives of PricewaterhouseCoopers LLP will be present at the annual meeting and will have an opportunity to make a statement if he or she desires to do so. PricewaterhouseCoopers LLP representatives will also be available to respond to appropriate questions.

The Audit and Finance Committee has sole authority for appointing and terminating Centrus’ independent auditors for 2021. Accordingly, stockholder approval is not required to appoint PricewaterhouseCoopers LLP as Centrus’ independent auditors for 2021. The Audit and Finance Committee believes, however, that submitting the appointment of PricewaterhouseCoopers LLP to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit and Finance Committee will review its future selection of the Company’s independent auditors.

The ratification of the appointment of PricewaterhouseCoopers LLP as Centrus’ independent auditors requires the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote at the meeting.

The Board recommends voting FOR ratification of the appointment of PricewaterhouseCoopers LLP as Centrus’ independent auditors for 2021.

Audit and Non-Audit Fees

The Audit and Finance Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Audit and Finance Committee has delegated pre-approval authority to the Chairman of the Audit and Finance Committee, who presents any decisions to the full Audit and Finance Committee at its next scheduled meeting. The following amounts were billed to the Company by the independent auditors for services rendered for the periods indicated:

Type of Fee	Amount Billed For Year Ended December 31, 2020	Amount Billed For Year Ended December 31, 2019
	(In thousands)	(In thousands)
Audit Fees (1)	$1,148	$921
Audit-Related Fees	--	--
Tax Fees (2)	$79	$75
All Other Fees (3)	$3	$3
Total	$1,230	$999

(1)	Services include work related to the Company’s public offerings of Class A common stock.

(2)	Services including preparation and review of income tax returns.

(3)	Service fee for access to electronic publication for both periods.

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee of the Board of Directors is comprised of three independent directors and operates under a written charter. The Committee meets with the internal and independent auditors, with and without management present, to facilitate and encourage private communication.

In fulfilling its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the Company’s audited consolidated financial statements for the year ended December 31, 2020. The Committee has discussed with the independent auditors the matters required to be discussed by PCAOB Auditing Standard 1301, Communications with Audit Committees. In addition, the Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

The Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Audit and Finance Committee

W. Thomas Jagodinski, Chairman

Patricia J. Jamieson

Tina W. Jonas

Mikel H. Williams

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND OTHER INFORMATION

Date for Submission of Stockholder Proposals

Under the SEC rules, in order to be considered for inclusion in Centrus’ proxy statement for the 2022 annual meeting of stockholders, proposals from stockholders must be received by the Secretary of the Company at 6901 Rockledge Drive, Suite 800, Bethesda, Maryland 20817 not later than December 29, 2021.

Our bylaws contain an advance notice provision regarding stockholder proposals that are not sought to be included in the Company’s proxy statement, which provides that, to be timely, a stockholder’s notice of intention to bring business before a meeting must be delivered to the Company’s Secretary, at the Company’s principal executive office, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting, unless the date of the next annual meeting is more than 30 days before or more than 60 days after such anniversary date, in which case notice must be received not later than the tenth day following the day on which notice of the meeting is mailed or public disclosure of the date of the annual meeting is made. Accordingly, stockholder nominations for director or other proposed items of business intended to be brought before the next annual meeting of stockholders must be received by the Company between February 16, 2022 and March 18, 2022 in order to be considered timely, unless the Company gives notice that the date of the annual meeting is more than 30 days before, or more than 60 days after, June 16, 2022. Any proposals received outside of that period will not be permitted to be raised at the meeting.

Other Matters

As of the date of this Proxy Statement, the Board does not know of any matters to be presented at the 2021 annual meeting other than those specifically set forth above. If other matters should properly come before the annual meeting or any adjournment thereof, including stockholder proposals that have been excluded pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, the persons named as proxies intend to vote the shares represented by them in accordance with their best judgment with respect to such matters.

By order of the Board of Directors,

Dennis J. Scott
Senior Vice President, General Counsel, Chief Compliance
Officer and Corporate Secretary

Bethesda, Maryland
April 28, 2021

Appendix A

EXECUTION COPY

SECTION 382 RIGHTS AGREEMENT

dated as of April 6, 2016

among

CENTRUS ENERGY CORP.,

COMPUTERSHARE TRUST COMPANY, N.A.,

and

COMPUTERSHARE INC.

as Rights Agent

Exhibits

A    Certificate of Designation

B    Form of Right Certificate

C    Summary of Rights

SECTION 382 RIGHTS AGREEMENT dated as of April 6, 2016 (the “Rights Agreement ”), among CENTRUS ENERGY CORP., a Delaware corporation (the “ Company ”), COMPUTERSHARE INC., a Delaware limited liability company (“ Computershare ”) and COMPUTERSHARE TRUST COMPANY, N.A., a federally chartered trust company (together with Computershare (the “ Rights Agent ”).

WHEREAS, the Company has generated NOLs and other Tax Benefits (as such terms are hereinafter defined) for United States Federal income tax purposes; and such NOLs and other Tax Benefits may potentially provide valuable tax benefits to the Company; the Company desires to avoid an “ownership change” within the meaning of Section 382 and the Treasury Regulations (as such terms are hereinafter defined) promulgated thereunder, and thereby preserve the ability to utilize fully such NOLs and other Tax Benefits; and, in furtherance of such objective, the Company desires to enter into this Rights Agreement; and

WHEREAS, the Board of Directors of the Company (the “Board”) has authorized and declared a dividend of one Right (as hereinafter defined) for each share of (i) Class A Common Stock, par value $0.10 per share, of the Company (the “ Common Stock ”) and (ii) Class B Common Stock, par value $0.10 per share, of the Company (the “ Class B Common Stock ”), in each case outstanding at the Close of Business (as hereinafter defined) on April 6, 2016 (the “ Record Date ”), and has authorized the issuance of one Right (as such number may hereafter be adjusted pursuant to the provisions of this Rights Agreement) with respect to each share of Common Stock and Class B Common Stock that shall become outstanding (whether originally issued or delivered from the Company’s treasury) between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Expiration Date (as such terms are hereinafter defined); provided , however , that Rights may be issued with respect to shares of Common Stock and Class B Common Stock that shall become outstanding after the Distribution Date (whether originally issued or delivered from the Company’s treasury) and prior to the earlier of the Redemption Date or the Expiration Date only in accordance with the provisions of Section 23. Each Right shall initially represent the right to purchase one one-thousandth (1/1,000th) of a share of Series A Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (the “ Preferred Shares ”), having the powers, rights and preferences set forth in the Certificate of Designation attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

SECTION 1. Certain Definitions. For purposes of this Rights Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who or which, alone or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.99% or more of the Common Shares then outstanding, but not including (a) the Company, any Subsidiary of the Company, any employee benefit or compensation plan of the Company or of any of its Subsidiaries or any Person organized, appointed or established by the Company and holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan, (b) any Grandfathered Person, unless such Grandfathered Person becomes the Beneficial Owner of a percentage of Common Shares then outstanding exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more of the outstanding Common Shares or (c) any Exempt Person; provided , however , that no Person who or which, alone or together with all Affiliates and Associates of such Person, has become and is the Beneficial Owner of 4.99% or more (or in the case of a Grandfathered Person, has exceeded and is exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the Common Shares at the time outstanding, will be deemed to have become an Acquiring Person solely as the result of (i) a change in the aggregate number of Common Shares outstanding since the last date on which such Person acquired Beneficial Ownership of any Common Shares, including pursuant to a dividend or distribution of shares by the Company made on a pro rata basis to all holders of Common Shares or the issuance of shares by the Company pursuant to a split or subdivision of the outstanding Common Shares; (ii) equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of Common Shares represented by such equity compensation award pursuant to the terms thereof, unless and until such time, in the case of clause (i) and clause (ii), as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one additional Common Share (other than any Common Shares acquired as described in clause (i) or (ii) above); or (iii) the acquisition by such Person or one or more of its Affiliates or Associates of Beneficial Ownership of additional Common Shares if the Board determines that such acquisition was made in good faith without the knowledge by such Person or one or more of its Affiliates or Associates that such Person would thereby become an Acquiring Person (including because (A) such Person was unaware that it Beneficially Owned a percentage of then-outstanding Common Shares that would otherwise cause such Person, together with all Affiliates and Associates of such Person, to become an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership but was unaware of the consequences of such Beneficial Ownership under this Rights Agreement), which determination of the Board shall be conclusive and binding on such Person, the Rights Agent, the holders of the Rights and all other Persons.

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Notwithstanding clause (iii) of the proviso in the prior sentence, unless the Board determines pursuant to the definition of “Exempt Person” that an Inadvertent Acquiror is an Exempt Person, if any Person that is not an Acquiring Person due to such clause (iii) does not reduce its, together with all of its Affiliates’ and Associates’, percentage of Beneficial Ownership of Common Shares to less than 4.99% (or in the case of a Grandfathered Person, to less than 0.5% in excess of its Grandfathered Percentage) by the Close of Business on the tenth calendar day after notice from the Company (the date of notice being the first day) that such Person’s Beneficial Ownership of Common Shares would make it an Acquiring Person, such Person shall, at the end of such ten calendar day period, become an Acquiring Person (and such clause (iii) shall no longer apply to such Person). If any Person that is not an Acquiring Person due to such clause (iii) and the requirements of the prior sentence shall again become the Beneficial Owner of 4.99% or more (or in the case of a Grandfathered Person, a percentage of Common Shares then outstanding exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the Common Shares then outstanding, such Person shall be deemed an “Acquiring Person”, subject to the exceptions set forth in this definition.

Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as a result of an Exempt Transaction.

Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares outstanding, increases the proportion of the Common Shares beneficially owned by such Person to 4.99% or more (or in the case of a Grandfathered Person, has exceeded and is exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the Common Shares at the time outstanding unless and until such time as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one additional Common Share unless, upon becoming the Beneficial Owner of such additional Common Share, such Person is not then the Beneficial Owner of 4.99% or more (or in the case of a Grandfathered Person, of a percentage of Common Shares then outstanding exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the Common Shares at the time outstanding.

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“Affiliate” and “Associate”, when used with reference to any Person, shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement, and to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose Common Shares would be deemed to be constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of the Code, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “ beneficially own ”, and shall be deemed to have “ Beneficial Ownership ” of, any securities:

(a) which such Person or any of such Person’s Affiliates or Associates is deemed to “ beneficially own ” within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, or to have Beneficial Ownership of, any Common Shares by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such Common Shares, except to the extent that upon the acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations;

(b) which such Person or any of such Person’s Affiliates or Associates has, directly or indirectly: (i) the legal, equitable or contractual right or obligation to acquire (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise, or whether within the control of such Person) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, other rights (other than the Rights), warrants or options, or otherwise; provided , however , that a Person shall not be deemed under this clause (i) to be the Beneficial Owner of, or to beneficially own, or to have Beneficial Ownership of, (A) any Common Shares by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such Common Shares, except to the extent that upon the acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations or (B) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder or cease to be subject to withdrawal by the tendering security holder; or (ii) the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (written or oral); provided , however , that a Person shall not be deemed under this clause (ii) to be the Beneficial Owner of, or to beneficially own, or to have Beneficial Ownership of, any security if (A) the agreement, arrangement or understanding (written or oral) to vote such security arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made generally to all holders of Common Shares of the Company in connection with a Proper Stockholder Solicitation and pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (B) the beneficial ownership of such security is not also then reportable on Schedule 13D or 13G under the Exchange Act (or any comparable or successor report);

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(c) which are beneficially owned, directly or indirectly, by any other Person (or an Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) (i) has any agreement, arrangement or understanding (written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to clause (b)(ii) of this definition) or disposing of any securities of the Company or (ii) has any agreement, arrangement or understanding (written or oral) to cooperate in obtaining, changing or influencing the control of the Company; or

(d) which are the subject of, or the reference securities for, or that underlie, any Derivative Interest (as defined below) of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned being the notional or other number of Common Shares specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board in its sole discretion to be the number of Common Shares to which the Derivative Interest relates.

Notwithstanding the foregoing, nothing contained in this definition shall cause a Person to be deemed the “Beneficial Owner” of, or to “beneficially own”, or to have “Beneficial Ownership” of, securities (A) if the Person is ordinarily engaged in business as an underwriter of securities and has acquired such securities in a bona fide firm commitment underwriting pursuant to an underwriting agreement with the Company until the expiration of 40 calendar days (or such later date as the Board may determine in any specific case) after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of 40 calendar days (or such later date as the Board may determine in any specific case), or (B) if such Person is a “clearing agency” (as defined in Section 3(a)(23) of the Exchange Act) and has acquired such securities solely as a result of such status.

Notwithstanding anything in this Rights Agreement to the contrary, (x) to the extent not contained in this definition, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “Beneficial Ownership” of, Common Shares that such Person would be deemed to constructively own or that otherwise would be aggregated with shares owned by such Person pursuant to Section 382, or any successor provision or replacement provision of the Code and the Treasury Regulations promulgated thereunder and (y) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, or to have Beneficial Ownership of, any Common Shares by virtue of owning shares of Class B Common Stock.

“Board” shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

“Book Value”, when used with reference to Common Shares issued by any Person, shall mean the amount of equity of such Person applicable to each Common Share, determined (a) in accordance with United States generally accepted accounting principles in effect on the date as of which such Book Value is to be determined, (b) using all the consolidated assets and all the consolidated liabilities of such Person on the date as of which such Book Value is to be determined, except that no value shall be included in such assets for goodwill arising from consummation of a business combination (including, without limitation, a Business Combination), and (c) after giving effect to (i) the exercise of all rights, options and warrants to purchase such Common Shares (other than the Rights), and the conversion of all securities convertible into such Common Shares, at an exercise or conversion price, per Common Share, which is less than such Book Value before giving effect to such exercise or conversion (whether or not exercisability or convertibility is conditioned upon occurrence of a future event), (ii) all dividends and other distributions on the capital stock of such Person declared prior to the date as of which such Book Value is to be determined and to be paid or made after such date, and (iii) any other agreement, arrangement or understanding (written or oral), or transaction or other action contemplated prior to the date as of which such Book Value is to be determined that would have the effect of thereafter reducing such Book Value.

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“Business Combination” shall have the meaning set forth in Section 11(c)(i).

“Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday, and Friday that is not a day on which banking institutions in the City of New York, are authorized or obligated by law or executive order to close.

“Certificate of Designation” shall mean the Certificate of Designation of the Preferred Shares, a copy of which is attached hereto as Exhibit A.

“Class B Common Stock” shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

“Class B Common Shares” shall mean the shares of Class B Common Stock or any other shares of capital stock of the Company into which the Class B Common Stock shall be reclassified or changed.

“Close of Business” on any given date shall mean 5:00 p.m., New York City time, on such date; provided , however , that, if such date is not a Business Day, “Close of Business” shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

“Code” shall mean Internal Revenue Code of 1986, as amended.

“Common Shares”, when used with reference to the Company prior to a Business Combination, shall mean the shares of Common Stock or any other shares of capital stock of the Company into which the Common Stock shall be reclassified or changed and any other interest that would be treated as “stock” of the Company for purposes of Section 382 (including Treasury Regulation Section 1.382-2T(f)(18)) in this Section 1 and all other provisions of this Rights Agreement in which such meaning is necessary in order to ensure that this Rights Agreement is effective in carrying out its stated purpose and intent of preserving the Company’s NOLs and other Tax Benefits. “ Common Shares ”, when used with reference to any Person (other than the Company prior to a Business Combination), shall mean shares of capital stock of such Person (if such Person is a corporation) of any class or series, or units of equity interests in such Person (if such Person is not a corporation) of any class or series, the terms of which do not limit (as a maximum amount and not merely in proportional terms) the amount of dividends or income payable or distributable on such class or series or the amount of assets distributable on such class or series upon any voluntary or involuntary liquidation, dissolution or winding up of such Person and do not provide that such class or series is subject to redemption at the option of such Person, or any shares of capital stock or units of equity interests into which the foregoing shall be reclassified or changed, and if there shall be more than one class or series of such shares of capital stock or units of equity interests of such Person, then “ Common Shares ” of such Person shall mean the class or series of capital stock of such Person or units of equity interests in such Person having voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation)), or in the case of multiple classes or series having voting power, having the greatest voting power.

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“Common Stock” shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

“Company” shall have the meaning set forth in the heading of this Rights Agreement; provided, however, that if there is a Business Combination, “Company” shall have the meaning set forth in Section 11(c)(iii).

The term “control” with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other Persons by or through stock ownership, agency or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

“Customer Identification Program” shall have the meaning set forth in Section 38.

“Derivative Interest” shall mean any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (x) such interest conveys any voting rights in such security, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) transactions hedge the economic effect of such interest.

“Distribution Date” shall have the meaning set forth in Section 3(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any comparable or successor law or act) as in effect on the date in question, unless otherwise specifically provided.

“Exchange Consideration” shall have the meaning set forth in Section 11(b)(i).

“Exempt Person” shall mean any Person, alone or together with all Affiliates and Associates of such Person, whose Beneficial Ownership of 4.99% or more of the then outstanding Common Shares, as determined by the Board in its sole discretion, or a duly constituted committee of Independent Directors, in its sole discretion, including a determination pursuant to Section 34, (a) would not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits, taking into account such facts and circumstances as the Board (or any such committee) reasonably deems relevant, or (b) is otherwise in the best interests of the Company; provided , however , that the Board, or a duly constituted committee of Independent Directors, makes such determination either (x) before the time such Person otherwise would have become an Acquiring Person, or (y) after the time such Person otherwise would have become an Acquiring Person if the Board, or a duly constituted committee of Independent Directors, has determined that such Person is an Inadvertent Acquiror; provided , further , that such Person will cease to be an “Exempt Person” if the Board, in its sole discretion, or a duly constituted committee of Independent Directors, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs or other Tax Benefits, taking into account such facts and circumstances as the Board (or any such committee) reasonably deems relevant. In granting an exemption under this definition, the Board, or a duly constituted committee of Independent Directors, may require any Person who would otherwise be an Acquiring Person to make certain representations, undertakings or covenants or to agree that any violation or attempted violation of such representations, undertakings or covenants will result in such consequences and be subject to such conditions as the Board, or a duly constituted committee of Independent Directors, may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

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“Exempt Transaction” shall mean any transaction that the Board determines, or a duly constituted committee of Independent Directors determines, is exempt from this Rights Agreement, which determination shall be made in the sole discretion of the Board (or any such committee) prior to the date of such transaction, including if the Board (or any such committee) determines that (a) neither the Beneficial Ownership of Common Shares by any Person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the NOLs or other Tax Benefits, taking into account such facts and circumstances as the Board (or any such committee) reasonably deems relevant, or (b) such transaction is otherwise in the best interests of the Company. In granting an exemption under this definition, the Board, or a duly constituted committee of Independent Directors, may require any Person who would otherwise be an Acquiring Person to make certain representations, undertakings or covenants or to agree that any violation or attempted violation of such representations, undertakings or covenants will result in such consequences and be subject to such conditions as the Board, or a duly constituted committee of Independent Directors, may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

“Exemption Request” shall have the meaning set forth in Section 34.

“Expiration Date” shall have the meaning set forth in Section 7(a).

“Final Expiration Date” shall mean the Close of Business on April 5, 2019.

“Funds” shall have the meaning set forth in Section 36.

“include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”.

“Grandfathered Percentage” shall mean, with respect to any Grandfathered Person, the percentage of the outstanding Common Shares of the Company that such Grandfathered Person, together with all Affiliates and Associates of such Grandfathered Person, Beneficially Owns as of the Close of Business on the date hereof; provided that, in the event any Grandfathered Person shall sell, transfer, or otherwise dispose of any outstanding Common Shares of the Company after the Close of Business on the date hereof, the Grandfathered Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Grandfathered Person, the lesser of (a) the Grandfathered Percentage as in effect immediately prior to such sale, transfer or disposition or (b) the percentage of outstanding Common Shares of the Company that such Grandfathered Person, together with all Affiliates and Associates of such Grandfathered Person, Beneficially Owns immediately following such sale, transfer or disposition.

“Grandfathered Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is, as of the Close of Business on the date hereof, the Beneficial Owner (as disclosed in public filings with the Securities and Exchange Commission on the Close of Business on the date hereof) of 4.99% or more of the Common Shares of the Company then outstanding. Notwithstanding anything to the contrary provided in this Rights Agreement, any Grandfathered Person who after the Close of Business on the date hereof becomes the Beneficial Owner of less than 4.99% of the Common Shares of the Company then outstanding shall cease to be a Grandfathered Person and shall be subject to all of the provisions of this Rights Agreement in the same manner as any Person who or which is not and was never a Grandfathered Person.

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“Inadvertent Acquiror” shall mean any Person who would be an Acquiring Person but for clause (iii) of the proviso in the definition of “Acquiring Person”.

“Independent Director” shall mean an independent director as defined under Listing Rules of the New York Stock Exchange Market LLC (“ New York Stock Exchange ”).

“Major Part”, when used with reference to the assets of the Company and its Subsidiaries as of any date, shall mean assets (a) having a fair market value aggregating 50% or more of the total fair market value of all the assets of the Company and its Subsidiaries (taken as a whole) as of the date in question, (b) accounting for 50% or more of the total value (net of depreciation and amortization) of all the assets of the Company and its Subsidiaries (taken as a whole) as would be shown on a consolidated or combined balance sheet of the Company and its Subsidiaries as of the date in question, prepared in accordance with United States generally accepted accounting principles then in effect, or (c) accounting for 50% or more of the total amount of earnings before interest, taxes, depreciation and amortization or of the revenues of the Company and its Subsidiaries (taken as a whole) as would be shown on, or derived from, a consolidated or combined statement of income or net earnings of the Company and its Subsidiaries for the period of 12 months ending on the last day of the Company’s monthly accounting period next preceding the date in question, prepared in accordance with United States generally accepted accounting principles then in effect.

“Market Value”, when used with reference to Common Shares or Preferred Shares on any date, shall mean the average of the daily closing prices, per share, of such Common Shares or Preferred Shares, as applicable, for the period which is the shorter of (a) 30 consecutive Trading Days ending on the Trading Day immediately prior to the date in question or (b) the number of consecutive Trading Days beginning on the Trading Day immediately after the date of the first public announcement of the event requiring a determination of the Market Value of Common Shares or Preferred Shares, as applicable, and ending on the Trading Day immediately prior to the record date of such event. The closing price for each Trading Day shall be the closing price quoted on the composite tape for securities listed on the New York Stock Exchange, or, if such securities are not quoted on such composite tape or if such securities are not listed on such exchange, on the principal United States securities exchange registered under the Exchange Act (or any recognized foreign stock exchange) on which such securities are listed, or, if such securities are not listed on any such exchange, the closing price (or, if no sale takes place on such Trading Day, the average of the closing bid and asked prices on such Trading Day) as quoted on any reputable quotations system specified by the Board, or if no such quotations are available, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such securities selected by the Board, or if on any such Trading Day no market maker is making a market in such securities, the closing price of such securities on such Trading Day shall be deemed to be the fair value of such securities as determined in good faith by the Board (whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent, the holders of Rights and all other Persons); provided , however , that if a Trading Day occurs during a period following an announcement of any action of the type described in Section 12(a) that would require an adjustment thereunder by the issuer of the securities the closing price of which is to be determined, then, and in each such case, the closing price of such securities shall be appropriately adjusted to reflect the effect of such action on the market price of such securities; and provided further , however , that for the purpose of determining the closing price of the Preferred Shares for any Trading Day on which there is no market maker for the Preferred Shares, the closing price on such Trading Day shall be deemed to be the Formula Number (as defined in the Certificate of Designation) multiplied by the closing price of the Common Shares of the Company on such Trading Day.

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“NOL” shall mean the Company’s net operating loss carryforwards.

“Person” shall mean an individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

“Post Transferee” shall have the meaning set forth in Section 7(e).

“Preferred Shares” shall have the meaning set forth in the introductory paragraph of this Rights Agreement. Any reference in this Rights Agreement to Preferred Shares shall be deemed to include any authorized fraction of a Preferred Share, unless the context otherwise requires.

“Principal Party” shall mean the Surviving Person in a Business Combination; provided , however , that, (i) if such Surviving Person is a direct or indirect Subsidiary of any other Person, “ Principal Party ” shall mean the Person which is the ultimate parent of such Surviving Person and which is not itself a Subsidiary of another Person, and (ii) in the event ultimate control of such Surviving Person is shared by two or more Persons, “ Principal Party ” shall mean that Person that is immediately controlled by such two or more Persons.

“Prior Transferee” shall have the meaning set forth in Section 7(e).

“Proper Stockholder Solicitation” shall mean each of: (a) the annual meeting of the stockholders of the Company; (b) a special meeting of the stockholders of the Company called pursuant to and in accordance with the Delaware General Corporation Law, the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company; or (c) an action by written consent of the stockholders of the Company (only to the extent permitted in the Amended and Restated Certificate of Incorporation of the Company, as it may be further amended).

“Purchase Price” with respect to each Right shall mean $26.00, as such amount may from time to time be adjusted as provided in this Rights Agreement, and shall be payable in lawful money of the United States of America. All references herein to the Purchase Price shall mean the Purchase Price as in effect at the time in question.

“Record Date” shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

“Redemption Date” shall have the meaning set forth in Section 24(a).

“Redemption Price” with respect to each Right shall mean $0.0001, as such amount may from time to time be adjusted in accordance with Section 12. All references herein to the Redemption Price shall mean the Redemption Price as in effect at the time in question.

“Registered Common Shares” shall mean Common Shares that are, as of the date of consummation of a Business Combination, and have continuously been for the 12 months immediately preceding such date, registered under Section 12 of the Exchange Act, and if a Person has multiple classes or series of Registered Common Shares outstanding, “ Registered Common Shares ” of such Person shall mean the class or series of Registered Common Shares of such Person having voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation)), or in the case of multiple classes or series having voting power, having the greatest voting power.

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“Requesting Person” shall have the meaning set forth in Section 34.

“Right Certificate” shall mean a certificate evidencing a Right in substantially the form attached hereto as Exhibit B.

“Rights” shall mean the rights to purchase Preferred Shares (or other securities) as provided in this Rights Agreement.

“Section 382” shall mean section 382 of the Code or any amended or successor version thereof.

“Securities Act” shall mean the Securities Act of 1933, as amended (or any comparable or successor law or act), as in effect on the date in question, unless otherwise specifically provided.

“Share Acquisition Date” shall mean the date on which the Company learns that a Person has become an Acquiring Person; provided , however that, if such Person is determined by the Board (a) to be an Exempt Person or (b) to be an Inadvertent Acquiror, then in the case of each of clause (a) and (b), the Share Acquisition Date shall be deemed not to have occurred; but only for so long as such Person (i) in the case of clause (a), remains an Exempt Person or (ii) in the case of clause (b), does not thereafter become an Acquiring Person pursuant to the second sentence of the definition of “Acquiring Person”, unless, in the case of each of clause (i) and clause (ii), the Distribution Date shall have occurred.

“Subsidiary” of another Person shall mean a Person, at least a majority of the total outstanding voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation)) of which is owned, directly or indirectly, by another Person or by one or more other Subsidiaries of such other Person or by such other Person and one or more other Subsidiaries of such other Person.

“Surviving Person” shall mean (a) the Person which is the continuing or surviving Person in a consolidation, merger, share exchange or other business combination specified in Section 11(c)(i)(A) or 11(c)(i)(B) or (b) the Person to which the Major Part of the assets of the Company and its Subsidiaries is sold, leased, exchanged or otherwise transferred or disposed of in a transaction specified in Section 11(c)(i)(C); provided , however , that, if the Major Part of the assets of the Company and its Subsidiaries is sold, leased, exchanged or otherwise transferred or disposed of in one or more related transactions specified in Section 11(c)(i)(C) to more than one Person, the “ Surviving Person ” in such case shall mean the Person that acquired assets of the Company and/or its Subsidiaries with the greatest fair market value in such transaction or transactions.

“Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, research and development credit carryovers and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

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“Trading Day” shall mean a day on which the principal national securities exchange (or principal recognized foreign stock exchange, as the case may be) on which any securities or Rights, as the case may be, are listed or admitted to trading is open for the transaction of business or, if the securities or Rights in question are not listed or admitted to trading on any national securities exchange (or recognized foreign stock exchange, as the case may be), a Business Day.

“Treasury Regulations” shall mean final, temporary, and proposed tax regulations promulgated under the Code, as amended.

“Trust” shall have the meaning set forth in Section 11(b)(ii).

“Trust Agreement” shall have the meaning set forth in Section 11(b)(ii).

“364th Day Date” shall mean the date of the 2017 Annual Meeting, if approval by the Company’s stockholders of this Rights Agreement has not been obtained prior to or on such date; provided that (i) the Company shall have included in the 2017 Proxy Statement a proposal for the Company’s stockholders to approve this Rights Agreement at the 2017 Annual Meeting and the 2017 Proxy Statement shall have been filed with the Securities and Exchange Commission before April 5, 2017 and (ii) the 2017 Annual Meeting shall be scheduled to be held within 45 days after April 5, 2017; and provided further, that if the Company fails to take the actions specified in clauses (i) and (ii) of the preceding proviso, then “364th Day Date” shall mean April 5, 2017. Notwithstanding the foregoing, if either (x) approval by the Company’s stockholders of this Rights Agreement has been obtained prior to or on the date of the 2017 Annual Meeting or (y) approval by the Company’s stockholders of this Rights Agreement shall not have been obtained prior to or on the date of the 2017 Annual Meeting but the Board shall have determined in its sole discretion that it is in the best interests of the stockholders of the Company to continue the Rights Agreement beyond the 364th Day Date, then the 364th Day Date shall be deemed to not have occurred.

“2017 Annual Meeting” shall mean the annual meeting of stockholders of the Company for 2017.

“2017 Proxy Statement” shall mean the proxy statement on Schedule 14A of the Company for the 2017 Annual Meeting.

SECTION 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. Subject to 10 days’ prior written notice to the Rights Agent, the Company may from time to time appoint one or more co-Rights Agents as it may deem necessary or desirable (the term “ Rights Agent ” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents). In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company shall determine, and shall be provided in writing to the Rights Agent and any such co-Rights Agent. The Rights Agent shall have no duty to supervise and shall not be liable for the acts or omissions of any such co-Rights Agents.

SECTION 3. Issue of Rights and Right Certificates. (a) One Right shall be associated with each Common Share and Class B Common Share outstanding on the Record Date, each additional Common Share and Class B Common Share that shall become outstanding between the Record Date and the earliest to occur of the Distribution Date, the Redemption Date or the Expiration Date and each additional Common Share and Class B Common Share with which Rights are issued after the Distribution Date but prior to the earlier of the Redemption Date or the Expiration Date as provided in Section 23, subject to adjustment as provided in this Rights Agreement.

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(b) Until the earlier of (i) the Share Acquisition Date and (ii) such date, if any, as may be designated by the Board following the commencement of, or the first public disclosure of an intent to commence, a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit or compensation plan of the Company or of any of its Subsidiaries, or any Person organized, appointed or established by the Company and holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan) for outstanding Common Shares, if upon consummation of such tender or exchange offer such Person could be the Beneficial Owner of 4.99% or more of the outstanding Common Shares (the Close of Business on the earlier of such dates being the “ Distribution Date ”), (x) the Rights shall, except as otherwise provided in Section 3(c), be evidenced by the certificates for Common Shares or Class B Common Shares, as the case may be, registered in the names of the holders thereof, or, in the case of Common Shares or Class B Common Shares held in uncertificated form, by the transaction statement or other record of ownership of such Common Shares or Class B Common Shares, as applicable, and not by separate Right Certificates, and (y) the Rights, including the right to receive Right Certificates, shall be transferable only in connection with the transfer of the underlying Common Shares or Class B Common Shares, as the case may be. As soon as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign, and the Company will send or cause to be sent (and the Rights Agent shall, if requested and provided with all necessary information, at the expense of the Company send) by first-class, postage-prepaid mail, to each record holder of Common Shares and each record holder of Class B Common Shares, in each case as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Shares or Class B Common Shares, one or more Right Certificates evidencing one whole Right for each Common Share and one whole Right for each Class B Common Share held by such record holder, subject to the provisions of Section 15 and to adjustment as provided in this Rights Agreement. As of and after the Distribution Date, the Rights shall be evidenced solely by such Right Certificates. The Company shall, as promptly as practicable, notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(c) As soon as practicable after the Record Date, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form attached hereto as Exhibit C (the “ Summary of Rights ”), by first-class, postage-prepaid mail, to each record holder of Common Shares and each record holder of Class B Shares in each case as of the Close of Business on the Record Date at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Shares. With respect to any Common Shares and Class B Common Shares outstanding as of the Record Date, and until the earliest of the Distribution Date, the Redemption Date or the Expiration Date, (i) in the case of certificated shares, (A) the Rights associated with the Common Shares or Class B Common Shares, as the case may be, represented by any certificate shall be evidenced by such certificate for the Common Shares or Class B Common Shares, as the case may be, with a copy of the Summary of Rights attached thereto and the registered holders of the Common Shares and Class B Common Shares shall also be the registered holders of the associated Rights and (B) the surrender for transfer of any such certificate, even without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares or Class B Common Shares, as the case may be, represented thereby, and (ii) in the case of Common Shares held in uncertificated form, (A) the Rights associated with the Common Shares shall be evidenced by the balances indicated in the book-entry account system of the transfer agent for such Common Shares and the registered holders of the Common Shares shall also be the registered holders of the associated Rights and (B) the transfer of any Common Shares in the book-entry account system of the transfer agent for such Common Shares shall also constitute the transfer of the Rights associated with such Common Shares.

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(d) In the case of certificated Common Shares and Class B Common Shares, certificates issued for Common Shares and Class B Common Shares after the Record Date (including upon transfer or exchange of outstanding Common Shares and Class B Common Shares), but prior to the earliest to occur of the Distribution Date, the Redemption Date or the Expiration Date, shall have printed on, written on or otherwise affixed to them a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of the Rights Agreement:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Section 382 Rights Agreement dated as of April 6, 2016 (as it may be amended from time to time (the “Rights Agreement”)), among CENTRUS ENERGY CORP. (the “Company”), COMPUTERSHARE INC. (“Computershare”) and COMPUTERSHARE TRUST COMPANY, N.A., (or any successor Rights Agent, together with Computershare, the “Rights Agent”), the terms of which (including restrictions on the transfer of such Rights) are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. The Company shall mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.

Notwithstanding this Section 3(d), neither the omission of a legend nor the inclusion of a legend that makes reference to a rights agreement other than the Rights Agreement shall affect the enforceability of any part of this Rights Agreement or the rights of any holder of Rights.

(e) In the case of Common Shares held in uncertificated form, the Company shall cause the confirmation and account statements sent to holders of Common Shares in book-entry form (including upon transfer or exchange of outstanding Common Shares) prior to the earliest of the Distribution Date, the Redemption Date or the Expiration Date to bear a legend in substantially the following form:

Each share of Common Stock, par value $0.01 per share, of CENTRUS ENERGY CORP. (the “Company”) entitles the holder thereof to certain Rights as set forth in a Section 382 Rights Agreement dated as of April 6, 2016 (as it may be amended from time to time (the “Rights Agreement”)), among the Company, COMPUTERSHARE INC. (“Computershare”) and COMPUTERSHARE TRUST COMPANY, N.A., (or any successor Rights Agent, together with Computershare, the “Rights Agent”), the terms of which (including restrictions on the transfer of such Rights) are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by the shares to which this statement relates. The Company shall mail to the holder of shares to which this statement relates a copy of the Rights Agreement without charge after receipt of a written request therefor. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.

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Notwithstanding this Section 3(e), neither the omission of a legend nor the inclusion of a legend that makes reference to a rights agreement other than the Rights Agreement shall affect the enforceability of any part of this Rights Agreement or the rights of any holder of Rights.

SECTION 4. Form of Right Certificates. The Right Certificates (and the form of election to purchase and form of assignment to be printed on the reverse side thereof) shall be in substantially the form set forth as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the other provisions of this Rights Agreement (including Sections 7, 11 and 23), the Right Certificates, whenever issued, shall be dated as of the Distribution Date and shall entitle the holders thereof to purchase such number of Preferred Shares as shall be set forth therein for the Purchase Price set forth therein, subject to adjustment as provided in this Rights Agreement.

SECTION 5. Execution, Countersignature and Registration. (a) The Right Certificates shall be executed on behalf of the Company by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Treasurer or any Vice President, either manually or by facsimile signature, and may have affixed thereto the Company’s seal or a facsimile thereof. The Right Certificates shall be countersigned by the Rights Agent either manually or by facsimile signature, and shall not be valid or obligatory for any purpose unless so countersigned. In the event that any officer of the Company who shall have signed any of the Right Certificates shall cease to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of execution of this Rights Agreement any such person was not such an officer of the Company.

(b) Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

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SECTION 6. Transfer, Split-Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates; Uncertificated Rights. (a)  Subject to Sections 7 (e) and 15, at any time after the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 7(e)) may be transferred, split-up, combined or exchanged for another Right Certificate or Right Certificates representing, in the aggregate, the same number of Rights as the Right Certificate or Right Certificates surrendered then represented. Any registered holder desiring to transfer, split-up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent and shall surrender the Right Certificate or Right Certificates to be transferred, split-up, combined or exchanged at the office of the Rights Agent designated for such purpose; provided , however , that neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any Right Certificate surrendered for transfer until the registered holder shall have properly completed and duly signed the certification contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 7(e) and 15, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination, or exchange of Right Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Right Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice. The Rights Agent shall have no duty or obligation under any Section of this Rights Agreement that requires the payment of taxes or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

(b) Subject to Sections 7(e) and 15, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Right Certificate, and, in case of loss, theft or destruction, of an open surety bond reasonably satisfactory to them, holding the Rights Agent and the Company harmless, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company shall execute a new Right Certificate of like tenor and deliver such new Right Certificate to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

(c) Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.

SECTION 7. Exercise of Rights; Expiration Date of Rights. (a) Subject to the other provisions of this Rights Agreement (including Section 7(e) and Section 11), each Right shall entitle the registered holder thereof, upon exercise thereof as provided in this Rights Agreement, to purchase for the Purchase Price, at any time after the Distribution Date and at or prior to the earlier of (i) the Final Expiration Date, (ii) the Redemption Date, (iii) the Close of Business on the effective date of the repeal of Section 382 if the Board determines that this Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, (iv) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward, or (v) the Close of Business on the occurrence of the 364 th Day Date (the earliest of the events described in clauses (i), (iii), (iv) or (v) being herein referred to as the “Expiration Date”), one one-thousandth (1/1,000th) of a Preferred Share, subject to adjustment as provided in this Rights Agreement.

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(b) Subject to the other provisions of this Rights Agreement (including Section 7(e)), the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided in this Rights Agreement) in whole or in part at any time after the Distribution Date and at or prior to the earlier of (i) the Expiration Date and (ii) the Redemption Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-thousandth (1/1,000th) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) as to which the Rights are exercised, together with any amount equal to any applicable transfer tax, in the manner required hereby.

(c) Subject to the other provisions of this Rights Agreement (including Section 7(e)), upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the Purchase Price for the Preferred Shares to be purchased together with an amount equal to any applicable transfer tax, in lawful money of the United States of America, in cash or by certified check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) either (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company shall have elected to deposit the Preferred Shares with a depositary agent under a depositary arrangement, requisition from the depositary agent depositary receipts representing the number of one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) to be purchased (in which case certificates for the Preferred Shares to be represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with all such requests, (ii) when necessary to comply with this Rights Agreement (or otherwise when appropriate, as determined by the Company with written notice to the Rights Agent), requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 15, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Rights Agreement (or otherwise when appropriate, as determined by the Company with written notice to the Rights Agent), after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Right Certificate.

(d) In case the registered holder of any Right Certificate shall exercise fewer than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 15.

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(e) Notwithstanding anything in this Rights Agreement to the contrary, any Rights that are at any time beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of such Acquiring Person) who becomes a transferee after the Acquiring Person becomes such (a “Post Transferee”), (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of such Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or from such Affiliate or Associate) to holders of equity interests in such Acquiring Person (or such Affiliate or Associate) or to any Person with whom the Acquiring Person (or such Affiliate or Associate) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, agreement, arrangement or understanding (written or oral) which has as a primary purpose or effect the avoidance of this Section 7(e) (a “ Prior Transferee ”), or (iv) any subsequent transferee receiving transferred Rights from a Post Transferee or a Prior Transferee, either directly or through one or more intermediate transferees, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Rights Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) are complied with, but, it and the Rights Agent shall have no liability to any holder of any Right Certificate or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliate or Associate, or any transferee thereof, hereunder. The Company shall give the Rights Agent written notice of the identity of any Acquiring Person, Associate or Affiliate known to it, or the nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Rights Agreement, shall not be liable for and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing unless and until it shall have received such notice.

(f) Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Right Certificates upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company and the Rights Agent shall reasonably request.

SECTION 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered or presented for the purpose of exercise, transfer, split-up, combination or exchange shall, and any Right Certificate representing Rights that have become null and void and nontransferable pursuant to Section 7(e) surrendered or presented for any purpose shall, if surrendered or presented to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered or presented to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 9. Reservation and Availability of Preferred Shares. (a) The Company shall cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any authorized and issued Preferred Shares held in its treasury, free from preemptive rights or any right of first refusal, a number of Preferred Shares sufficient to permit the exercise in full of all outstanding Rights.

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(b) If there are not sufficient Preferred Shares issued but not outstanding or authorized but unissued to permit the exercise or exchange of Rights in accordance with this Rights Agreement, the Company shall take all such action as may be necessary to authorize additional Preferred Shares for issuance upon the exercise or exchange of Rights pursuant to this Rights Agreement; provided , however , that if the Company is unable to cause the authorization of additional Preferred Shares, then the Company shall, or, if action by the Company’s stockholders is necessary to cause such authorization, in lieu of seeking any such authorization, the Company may, to the extent necessary and permitted by applicable law and any agreements or instruments in effect prior to the Distribution Date to which it is a party, (i) upon surrender of a Right, pay cash equal to the Purchase Price in lieu of issuing Preferred Shares and requiring payment therefor, (ii) upon due exercise of a Right and payment of the Purchase Price for each Preferred Share as to which such Right is exercised, issue common stock or other equity and/or debt securities having a value equal to the value of the Preferred Shares that otherwise would have been issuable pursuant to this Rights Agreement, which value shall be determined by a nationally recognized investment banking firm selected by the Board, or (iii) upon due exercise of a Right and payment of the Purchase Price for each Preferred Share as to which such Right is exercised, distribute a combination of Preferred Shares, cash and/or other equity and/or debt securities having an aggregate value equal to the value of the Preferred Shares that otherwise would have been issuable pursuant to this Rights Agreement, which value shall be determined by a nationally recognized investment banking firm selected by the Board. To the extent that any legal or contractual restrictions (pursuant to agreements or instruments in effect prior to the Distribution Date to which it is party) prevent the Company from paying the full amount payable in accordance with the foregoing sentence, the Company shall pay to holders of the Rights as to which such payments are being made all amounts that are not then restricted on a pro rata basis as such payments become permissible under such legal or contractual restrictions until such payments have been paid in full.

(c) The Company shall take all actions as may be necessary to ensure that all Preferred Shares delivered upon exercise or exchange of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(d) The Company shall pay when due and payable any and all Federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of Right Certificates or of any Preferred Shares or Common Shares or other securities upon the exercise or exchange of the Rights. The Company and the Rights Agent shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or in respect of the issuance or delivery of certificates or depositary receipts for the Preferred Shares or Common Shares or other securities, as the case may be, in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or exchange or to issue or deliver any certificates or depositary receipts for Preferred Shares or Common Shares or other securities, as the case may be, upon the exercise or exchange of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due.

SECTION 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares or Common Shares or other securities is issued upon the exercise or exchange of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares or Common Shares or other securities, as the case may be, represented thereby on, and such certificate shall be dated, the date on which the Right Certificate evidencing such Rights was duly surrendered and payment of any Purchase Price (and any applicable transfer taxes) was made; provided , however , that, if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares or Common Shares or other securities, as the case may be, are closed, such Person shall be deemed to have become the record holder of such Preferred Shares or Common Shares or other securities, as the case may be, on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares or Common Shares or other securities, as the case may be, are open.

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SECTION 11. Adjustments in Rights After There Is an Acquiring Person; Exchange of Rights for Shares; Business Combinations. (a) Subject to the other provisions of this Rights Agreement (including Section 7(e)), upon the occurrence of the Share Acquisition Date, each holder of a Right shall thereafter have a right to receive, upon exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, such number of one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) as shall equal the result obtained by multiplying the Purchase Price by a fraction, the numerator of which is the number of one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) for which such Right is then exercisable and the denominator of which is 50% of the Market Value of the Common Shares on such Share Acquisition Date.

(b)    (i) The Board may, at its option, at any time after the Share Acquisition Date, mandatorily exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that shall have become null and void and nontransferable pursuant to Section 7(e)) for consideration per Right consisting of either: (A) one-half of the Preferred Shares (or fractions thereof) that would be issuable at such time upon the exercise of one Right in accordance with Section 11(a) or, if applicable, Section 9(b)(ii) or 9(b)(iii); or (B) in the case of: (x) holders of Common Shares: cash, property, Preferred Shares (including fractions thereof), Common Shares (including fractions thereof), or other equity or debt securities (or any combination of any of the foregoing) having an aggregate value equal to one-half of the value of Preferred Shares (including fractions thereof) that would be issuable at such time upon the exercise of one Right in respect of Common Stock in accordance with Section 11(a); and (y) holders of Class B Common Shares: cash, property, Preferred Shares (including fractions thereof), Class B Common Shares (including fractions thereof), or other equity or debt securities (or any combination of any of the foregoing), having an aggregate value equal to one-half of the value of Preferred Shares (including fractions thereof) that would be issuable at such time upon the exercise of one Right in respect of Class B Common Stock in accordance with Section 11(a); in each case, which values shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company (the consideration issuable per Right pursuant to this Section 11(b)(i) being the “ Exchange Consideration ”). The Board may, at its option, (x) issue to the holders of Common Shares a number of Common Shares in lieu of each Preferred Share equal to the Formula Number (as defined in the Certificate of Designation) if there are sufficient Common Shares issued but not outstanding or authorized but unissued and (y) issue to the holders of Class B Common Shares a number of Class B Common Shares in lieu of each Preferred Share equal to the Formula Number if there are sufficient Class B Common Shares issued but not outstanding or authorized but unissued. If the Board elects to exchange all the Rights for Exchange Consideration pursuant to this Section 11(b)(i) prior to the physical distribution of the Right Certificates, the Company may distribute the Exchange Consideration in lieu of distributing Right Certificates, in which case for purposes of this Rights Agreement holders of Rights shall be deemed to have simultaneously received and surrendered for exchange Right Certificates on the date of such distribution. Notwithstanding the foregoing, the Board may not effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any of its Subsidiaries or any Person holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of more than 50% of the Common Shares then outstanding.

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(ii) Any action of the Board ordering the exchange of any Rights pursuant to Section 11(b)(i) shall be irrevocable and, immediately upon the taking of such action and without any further action and without any notice, the right to exercise any such Right so exchanged pursuant to Section 11(a) shall terminate and the only right thereafter of a holder of such Right shall be to receive the Exchange Consideration in exchange for each such Right held by such holder or, if the Exchange Consideration shall not have been paid or issued, to exercise any such Right pursuant to Section 11(c)(i). The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided , however , that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all holders of the Rights to be exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Rights for the Exchange Consideration will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which shall have become null and void and nontransferable pursuant to the provisions of Section 7(e)) held by each holder of Rights. If the Board elects to exchange Rights for Exchange Consideration consisting all or in part of Preferred Shares, Common Shares or Class B Common Shares, the Company may elect to deposit such Preferred Shares, Common Shares or Class B Common Shares with a depositary agent under a depositary arrangement, and, in such event the Company shall cause the depositary agent to issue, in lieu of certificates for such Preferred Shares, Common Shares or Class B Common Shares, depositary receipts representing the number of such Preferred Shares (or fractions thereof), Common Shares (or fractions thereof) or Class B Common Shares (or fractions thereof) to be exchanged (in which case the certificates for such Preferred Shares, Common Shares or Class B Common Shares to be represented by such receipts shall be deposited by the transfer agent with the depositary agent). If the Board elects to mandatorily exchange any Rights under Section 11(b)(i), the Board may, at its option and without limiting any rights the Company may have under Section 26, cause the Company to enter into such arrangements or implement such procedures as it deems necessary or appropriate, in its sole discretion, for the purpose of ensuring that the Exchange Consideration is not received by holders of Rights that have become null and void pursuant to Section 7(e), including entering into a Trust Agreement in such form and with such terms as the Board shall then approve (the “ Trust Agreement “). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “ Trust “) all or a portion (as designated by the Board) of the Exchange Consideration distributable pursuant to the exchange, and all holders of Rights entitled to receive such Exchange Consideration pursuant to the exchange shall be entitled to receive such Exchange Consideration (and any dividends paid or distributions made with respect to any securities constituting such Exchange Consideration after the date on which such securities are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and distributing such Exchange Consideration, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e) hereof and not transferable, exercisable or exchangeable in connection herewith.

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(c)    (i) In the event that, directly or indirectly, any transactions specified in the following clause (A), (B) or (C) of this Section 11(c)(i) (each such transaction being a “Business Combination”) shall be consummated:

(A) the Company shall consolidate with, or merge with and into, or participate in a statutory share exchange with, or otherwise effect any business combination or similar transaction with, any Acquiring Person or any Affiliate or Associate of an Acquiring Person;

(B) any Acquiring Person or any Affiliate or Associate of an Acquiring Person shall merge with and into, or participate in a statutory share exchange with, or otherwise effect any business combination or similar transaction with, the Company and, in connection with such merger, statutory share exchange, business combination or similar transaction , all or part of the outstanding Common Shares of the Company shall be changed into or exchanged for capital stock or other securities of the Company or of any Acquiring Person or Affiliate or Associate of an Acquiring Person or cash or any other property; or

(C) the Company shall sell, lease, license, exchange or otherwise transfer or dispose of (or one or more of its Subsidiaries shall sell, lease, license, exchange or otherwise transfer or dispose of), in one or more transactions, the Major Part of the assets of the Company and its Subsidiaries (taken as a whole) to any Acquiring Person or any Affiliate or Associate of an Acquiring Person,

then, in each such case, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e), shall thereafter have the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, the securities specified below (or, at such holder’s option, the securities specified in Section 11(a) if the Company is the surviving corporation in such Business Combination):

(1) if the Principal Party in such Business Combination has Registered Common Shares outstanding, each Right shall thereafter represent the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, such number of Registered Common Shares of such Principal Party, free and clear of all liens, encumbrances or other adverse claims, as shall have an aggregate Market Value as of the time of exercise thereof equal to the result obtained by multiplying the Purchase Price by two;

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(2) if the Principal Party in such Business Combination does not have Registered Common Shares outstanding, each Right shall thereafter represent the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, at the election of the holder of such Right at the time of the exercise thereof, any of:

(i)   if the Principal Party in such Business Combination has Common Shares listed on or admitted to trading on any recognized foreign stock exchange, such number of Common Shares of such Principal Party, free and clear of all liens, encumbrances or other adverse claims, as shall have an aggregate Market Value as of the time of exercise thereof equal to the result obtained by multiplying the Purchase Price by two;

(ii)  such number of Common Shares of the Surviving Person in such Business Combination (if the Principal Party is also the Surviving Person in such Business Combination) as shall have an aggregate Book Value immediately after giving effect to such Business Combination equal to the result obtained by multiplying the Purchase Price by two;

(iii) such number of Common Shares of the Principal Party in such Business Combination (if the Principal Party is not also the Surviving Person in such Business Combination) as shall have an aggregate Book Value immediately after giving effect to such Business Combination equal to the result obtained by multiplying the Purchase Price by two; or

(iv) if the Principal Party in such Business Combination is an Affiliate of one or more Persons that has Registered Common Shares outstanding, such number of Registered Common Shares of whichever of such Affiliates of the Principal Party has Registered Common Shares with the greatest aggregate Market Value on the date of consummation of such Business Combination as shall have an aggregate Market Value on the date of such Business Combination equal to the result obtained by multiplying the Purchase Price by two.

(ii) The Company shall not consummate any Business Combination unless each issuer of Common Shares for which Rights may be exercised, as set forth in this Section 11(c), shall have sufficient authorized Common Shares that have not been issued or reserved for issuance (and which shall, when issued upon exercise thereof in accordance with this Rights Agreement, be validly issued, fully paid and nonassessable and free of preemptive rights, rights of first refusal or any other restrictions or limitations on the transfer of ownership thereof) to permit the exercise in full of the Rights in accordance with this Section 11(c) and unless prior thereto:

(A) a registration statement under the Securities Act on an appropriate form, with respect to the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights, shall be effective under the Securities Act; and

(B) the Company and each such issuer shall have:

(1) executed and delivered to the Rights Agent a supplemental agreement providing for the assumption by such issuer of the obligations set forth in this Section 11(c) (including the obligation of such issuer to issue Common Shares upon the exercise of Rights in accordance with the terms set forth in Sections 11(c)(i) and 11(c)(iii)) and further providing that such issuer, at its own expense, shall use its best efforts to:

(i)  cause a registration statement under the Securities Act on an appropriate form, with respect to the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights, to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

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(ii)  qualify or register the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights under the blue sky or securities laws of such jurisdictions as may be necessary or appropriate; and

(iii) list the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights on each national securities exchange on which the Common Shares were listed prior to the consummation of the Business Combination or, if the Common Shares were not listed on a national securities exchange prior to the consummation of the Business Combination, on a national securities exchange;

(2) furnished to the Rights Agent a written opinion of independent counsel stating that such supplemental agreement is a valid, binding, and enforceable agreement of such issuer; and

(3) filed with the Rights Agent a certificate of a nationally recognized firm of independent accountants setting forth the number of Common Shares of such issuer that may be purchased upon the exercise of each Right after the consummation of such Business Combination.

(iii)   After consummation of any Business Combination and subject to the provisions of Section 11(c)(ii), (A) each issuer of Common Shares for which Rights may be exercised as set forth in this Section 11(c) shall be liable for, and shall assume, by virtue of such Business Combination, all the obligations and duties of the Company pursuant to this Rights Agreement, (B) the term “Company” shall thereafter be deemed to refer to such issuer, (C) each such issuer shall take such steps in connection with such consummation as may be necessary to assure that the provisions of this Rights Agreement (including Sections 11(a) and 11(c)) shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights, (D) the number of Common Shares of each such issuer thereafter receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of Sections 11 and 12 and (E) the other provisions of this Rights Agreement (including Sections 7, 9 and 10) with respect to the Preferred Shares shall apply, as nearly as reasonably may be, on like terms to any such Common Shares.

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(iv)   In case the issuer of Common Shares for which Rights may be exercised, as set forth in this Section 11(c), has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other agreement or instrument governing its affairs, or a provision in any rights, warrants or other instruments or securities outstanding, which provision would have the effect of (A) causing such issuer to issue (other than to holders of Rights pursuant to this Section 11(c)), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 11(c), Common Shares or Class B Common Shares of such issuer at less than the then Market Value per share thereof or securities exercisable for, or convertible into, Common Shares or Class B Common Shares of such issuer at less than such then Market Value, (B) providing for any special payment, tax or similar provision in connection with the issuance of the Common Shares or Class B Common Shares of such issuer pursuant to the provisions of Section 11(c), or (C) diminishing or otherwise eliminating the benefits intended to be afforded by the Rights, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such issuer shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

SECTION 12. Certain Adjustments. (a) To preserve the actual or potential economic value of the Rights, if at any time after the date of this Rights Agreement there shall be any change in the Common Shares, the Class B Common Shares or the Preferred Shares, whether by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Shares, the Class B Common Shares or Preferred Shares, as the case may be (other than distribution of the Rights or regular quarterly cash dividends), or otherwise, then, in each such event the Board shall make such appropriate adjustments in the number of Preferred Shares (or the number and kind of other securities) issuable upon exercise of each Right, the Purchase Price and Redemption Price in effect at such time and the number of Rights outstanding at such time (including the number of Rights or fractional Rights associated with each Common Share or Class B Common Share, as the case may be) such that following such adjustment such event shall not have had the effect of reducing or limiting the benefits the holders of the Rights would have had absent such event.

(b) If, as a result of an adjustment made pursuant to Section 12(a), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Preferred Shares, thereafter the number of such securities so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of Sections 11 and 12 and the other provisions of this Rights Agreement (including Sections 7, 9 and 10) with respect to the Preferred Shares shall apply, as nearly as reasonably may be, on like terms to any such other securities.

(c) All Rights originally issued by the Company subsequent to any adjustment made to the amount of Preferred Shares or other securities relating to a Right shall evidence the right to purchase, for the Purchase Price, the adjusted number and kind of securities purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided in this Rights Agreement.

(d) Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares or number or kind of other securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the terms that were expressed in the initial Right Certificates issued hereunder.

(e) In any case in which action taken pursuant to Section 12(a) requires that an adjustment be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Preferred Shares and/or other securities, if any, issuable upon such exercise over and above the Preferred Shares and/or other securities, if any, issuable before giving effect to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional securities upon the occurrence of the event requiring such adjustment.

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SECTION 13. Certificate of Adjustment. Whenever an adjustment is made or any event occurs affecting the Rights or their exercisability (including an event which causes the Rights to become null and void) as provided in Section 11 or 12, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Shares, a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of Common Shares and each holder of Class B Common Shares) in accordance with Section 25, provided that the failure to prepare, file or mail such certificate or summary shall not affect the validity of such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and, subject to Section 21(c) shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless it shall have received such a certificate. The Rights Agent shall not be obligated or responsible for calculating any adjustment hereunder. Nor shall the Rights Agent be under any obligation to determine when an adjustment event or any condition precedent thereto has occurred.

SECTION 14. Additional Covenants. (a) Notwithstanding any other provision of this Rights Agreement, no adjustment to the number of Preferred Shares (or fractions of a share) or other securities for which a Right is exercisable or the number of Rights outstanding or associated with each Common Share and Class B Common Share or any similar or other adjustment shall be made or be effective if such adjustment would have the effect of reducing or limiting the benefits the holders of the Rights would have had absent such adjustment, including the benefits under Sections 11 and 12, unless the terms of this Rights Agreement are amended so as to preserve such benefits.

(b)       The Company covenants and agrees that, after the Distribution Date, except as permitted by Section 26, it shall not take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is intended or reasonably foreseeable that such action will reduce or otherwise limit the benefits the holders of Rights would have had absent such action, including the benefits under Sections 11 and 12. Any action taken by the Company during any period after any Person becomes an Acquiring Person but prior to the Distribution Date shall be null and void unless such action could be taken under this Section 14(b) from and after the Distribution Date. The Company shall not consummate any Business Combination if (i) any issuer of Common Shares for which Rights may be exercised after such Business Combination in accordance with Section 11(c) shall have taken any action that reduces or otherwise limits the benefits the holders of Rights would have had absent such action, including the benefits under Sections 11 and 12, (ii) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (iii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the issuer for purposes of Section 11(c) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iv) the form or nature of organization of the issuer would preclude or limit the exercisability of the Rights.

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SECTION 15. Fractional Rights and Fractional Shares. (a) The Company may, but shall not be required to, issue fractions of Rights or distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company may pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 15(a), the current market value of a whole Right shall be the closing price of the Rights (as determined pursuant to the second sentence of the definition of Market Value contained in Section 1) for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

(b)       The Company may, but shall not be required to, issue fractions of Preferred Shares (other than one one-thousandths (1/1000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) or any integral multiple thereof) upon exercise of the Rights or distribute certificates that evidence fractional Preferred Shares. In lieu of fractional Preferred Shares, the Company may elect to (i) utilize a depository arrangement as provided by the terms of the Preferred Shares or (ii) in the case of a fraction of a Preferred Share (other than one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may adjusted as provided in this Rights Agreement) or any integral multiple thereof), pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share, if any are outstanding and publicly traded (or the same fraction of the current market value of one Common Share times the Formula Number (as defined in the Certificate of Designation) if the Preferred Shares are not outstanding and publicly traded). For purposes of this Section 15(b), the current market value of a Preferred Share (or Common Share) shall be the closing price of a Preferred Share (or Common Share) (as determined pursuant to the second sentence of the definition of Market Value contained in Section 1) for the Trading Day immediately prior to the date of such exercise. If, as a result of an adjustment made pursuant to Section 12(a), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Preferred Shares, the provisions of this Section 15(b) shall apply, as nearly as reasonably practicable, on like terms to such other securities.

(c)       The Company may, but shall not be required to, issue fractions of Common Shares or Class B Common Shares upon exchange of Rights pursuant to Section 11(b), or to distribute certificates that evidence fractional Common Shares or Class B Common Shares. In lieu of such fractional Common Shares or Class B Common Shares, the Company may pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares or Class B Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current Market Value of one Common Share or one Class B Common Share as of the date on which a Person became an Acquiring Person.

(d)       Each holder of Rights by the acceptance of such Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right except as provided in this Section 15.

(e)       Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Rights Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

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(f) The Company shall provide an initial funding of one thousand dollars ($1,000) for the purpose of issuing cash in lieu of fractional shares to the extent cash is required to be paid in lieu of fractional shares. From time to time thereafter, Computershare may request additional funding to cover fractional payments. Computershare shall have no obligation to make fractional payments unless the Company shall have provided the necessary funds to pay in full all amounts due and payable with respect thereto.

SECTION 16. Rights of Action. (a) All rights of action in respect of this Rights Agreement, excepting the rights of action given to the Rights Agent under Sections 19 and 21, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares and Class B Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares or Class B Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares or Class B Common Shares) may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and shall be entitled to specific performance of the obligations of any Person under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Rights Agreement. Notwithstanding anything in this Rights Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Agreement by reason of any preliminary or permanent injunction or other order, judgment decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

(b) Subject to Section 21, any holder of Rights who prevails in an action to enforce the provisions of this Rights Agreement shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred in such action.

SECTION 17. Transfer and Ownership of Rights and Right Certificates. (a) Prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of the Common Shares and Class B Common Shares and the Right associated with each such Common Share or Class B Common Share shall be automatically transferred upon the transfer of each such Common Share or Class B Common Share, as the case may be.

(b) After the Distribution Date, the Right Certificates shall be transferable, subject to Section 7(e), only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and, subject to the reasonable satisfaction of the Rights Agent and the Company, certificates properly completed and duly executed.

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(c) The Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to the Distribution Date, the associated Common Shares or Class B Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate for Common Shares or Class B Common Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

SECTION 18. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends or other distributions or be deemed, for any purpose, the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company, including any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or other distributions or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

SECTION 19. Concerning the Rights Agent. (a) The Company shall pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder, including any taxes or governmental charges imposed as a result of the action taken by it hereunder (other than any taxes on the fees payable to it). The provisions of this Section 19 and Section 21 below shall survive the termination of this Rights Agreement, the exercise or expiration of the Rights and the resignation, replacement, or removal of the Rights Agent.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Rights Agreement and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate for the Common Shares, Class B Common Shares, or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where expressly required hereunder, verified or acknowledged, by the proper Person or Persons, or upon the written advice or opinion of counsel as set forth in Section 21. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder and, subject to Section 21(c), the Rights Agent shall be fully protected and incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

SECTION 20. Merger or Consolidation or Change of Name of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services or stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however , that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 22. In case, at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

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(b)    In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

SECTION 21. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Rights Agreement (and no implied duties and obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates (or, prior to the Distribution Date, of the Common Shares and Class B Common Shares), by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or legal counsel for the Rights Agent), and the written advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and, subject to Section 21(c), the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with such written advice or opinion.

(b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, a Vice President (whether preceded by any additional title), the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and, subject to Section 21(c), the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). In no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever arising out of any act or failure to act hereunder (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage.

(d) Subject to Section 21(c), the Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

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(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof) and, subject to Section 21(c), shall have no liability therefor; nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 7(e)) or any change or adjustment in the terms of Rights as required under the provisions of Section 11 or 12 or responsible for the manner, method or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment pursuant to Section 13); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or Common Shares to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any Preferred Shares or Common Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, a Vice President (whether preceded by any additional title), the Secretary, Assistant Secretary or the Treasurer of the Company, in connection with its duties and such instructions shall be full authorization and protection to the Rights Agent and, subject to Section 21(c), the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in accordance with any such instructions or for any delay in acting while waiting for such instructions. In the event of any conflict or inconsistency between or among any such instructions, the later in time shall govern. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. Subject to Section 21(c), the Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application.

(h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company or its Subsidiaries may be interested, or contract with or lend money to the Company or its Subsidiaries or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent or any stockholder, affiliate, director, officer, or employee from acting in any other capacity for the Company or for any other Person.

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(i) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been properly completed or indicates an affirmative response to any clause thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(j) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

(k) The Company shall indemnify the Rights Agent for, and hold the Rights Agent harmless against, any loss, liability, damage, claim or expense (including reasonable fees and expenses of legal counsel) that the Rights Agent may incur resulting from any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Rights Agreement; provided , however , that the Rights Agent shall not be indemnified or held harmless with respect to any such loss, liability, damage or expense incurred by the Rights Agent as a result of, or arising out of, its own gross negligence, bad faith or willful misconduct. In the event the Rights Agent shall have notice of any such assertion of an action, proceeding, suit or claim or have been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim, the Rights Agent shall promptly notify the Company of the assertion of any action, proceeding, suit or claim against the Rights Agent. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which consent shall not be unreasonably withheld. If a final, non-appealable judgment of a court of competent jurisdiction shall be issued in favor of the Rights Agent in respect of an action by the Rights Agent to enforce the indemnification provisions of this Section 21(k), then the Company shall reimburse the Rights Agent’s for all reasonable costs and expenses in enforcing such indemnification provisions and its rights to reimbursement hereunder.

(l) No provision of this Rights Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(m) Notwithstanding anything contained herein to the contrary, the Rights Agent’s aggregate liability during any term of this Rights Agreement with respect to, arising from, or arising in connection with this Rights Agreement, or from all services provided or omitted to be provided under this Rights Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to Rights Agent as fees and charges, but not including reimbursable expenses, during the twelve (12) months immediately preceding the event for which recovery from Rights Agent is being sought.

(n) The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

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(o) The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Rights Agreement, including without limitation obligations under applicable regulation or law.

(p) The Rights Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the express provisions hereof (and no duties or obligations shall be inferred or implied). The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights.

(q) The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

(r) In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent in connection with the performance of its duties hereunder, the Rights Agent shall notify the Company of such ambiguity or uncertainty and, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Right Certificate or any other person or entity for refraining from taking such action, unless the Right Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of Rights Agent.

SECTION 22. Change of Rights Agent. Subject to Section 25, the Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days’ notice in writing mailed to the Company and, in the event the Rights Agent or one of its Affiliates is not the transfer agent to the Company, to each transfer agent of the Common Shares, the Class B Common Shares and the Preferred Shares known to the Rights Agent. The Company shall notify the holders of the Right Certificates (or, prior to the Distribution Date, of the Common Shares and the Class B Common Shares) by first-class mail. In the event any transfer agency relationship in effect between the Company and the Rights Agent or any of its Affiliates terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties as Rights Agent under this Rights Agreement as of the effective date of such termination, and the Company shall be responsible for distributing any required notice to other Persons. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and in the event the Rights Agent or any one of its Affiliates is not the transfer agent to the Company, to each transfer agent of the Common Shares, the Class B Common Shares and the Preferred Shares by registered or certified mail, and to the holders of the Right Certificates (or, prior to the Distribution Date, of the Common Shares and the Class B Common Shares) by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares and the Class B Common Shares) (who shall, with such notice, submit such holder’s Right Certificate or, prior to the Distribution Date, the certificate representing such holder’s Common Shares or Class B Common Shares, for inspection by the Company), then the registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares and the Class B Common Shares) may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital (with its direct or indirect parents and Subsidiaries) and surplus of at least $50,000,000; provided , however , that the principal transfer agent for the Common Shares shall in any event be qualified to be the Rights Agent. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any reasonable further assurance, conveyance, act or deed necessary for the purpose, without limiting any of its rights or remedies hereunder. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, the Class B Common Shares and the Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates (or, prior to the Distribution Date, of the Common Shares and the Class B Common Shares). Failure to give any notice provided for in this Section 22, however, or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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SECTION 23. Issuance of Additional Rights and Right Certificates. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of Common Shares or Class B Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Expiration Date, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided , however , that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof and (iii) no such Right Certificate shall be issued to an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

SECTION 24. Redemption and Termination. (a) The Board may, at its option, at any time prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date, order the redemption of all, but not fewer than all, the then outstanding Rights at the Redemption Price (the date of such redemption being the “ Redemption Date ”), and the Company, at its option, may pay the Redemption Price either in cash or Common Shares or other securities of the Company deemed by the Board, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.

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(b)     Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares and Class B Common Shares. Each such notice of redemption shall state the method by which payment of the Redemption Price will be made. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder of Rights receives such notice. In any case, failure to give such notice by mail, or any defect in the notice, to any particular holder of Rights shall not affect the sufficiency of the notice to other holders of Rights. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner except as specifically set forth in this Section or in Section 11(b) or in connection with the purchase of Common Shares or Class B Common Shares prior to the Distribution Date.

SECTION 25. Notices. Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares or Class B Common Shares) to or on the Company shall be sufficiently given or made in writing and when sent by first-class mail, postage-prepaid, or a nationally recognized overnight courier, addressed (until another address is filed in writing with the Rights Agent) as follows:

Centrus Energy Corp.

Two Democracy Center,

6903 Rockledge Drive

Bethesda, Maryland 20817

Attention: General Counsel

Subject to the provisions of Section 22, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares or Class B Common Shares) to or on the Rights Agent shall be sufficiently given or made in writing and when sent by first-class mail, postage-prepaid, or nationally recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

Computershare Inc.

250 Royall Street

Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to any holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares or Class B Common Shares) shall be sufficiently given or made in writing and sent by first-class mail, postage-prepaid, or nationally recognized overnight courier, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares and Class B Common Shares.

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SECTION 26. Supplements and Amendments. At any time prior to the Distribution Date, and subject to the last sentence of this Section 26, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any manner which the Company may deem necessary or desirable (including the date on which the Distribution Date or Expiration Date shall occur, the amount of the Purchase Price, the definition of “Acquiring Person” or the time during which the Rights may be redeemed pursuant to Section 24) without the approval of any holder of the Rights. From and after the Distribution Date, and subject to applicable law, the Company may, and the Rights Agent shall if the Company so directs, amend this Rights Agreement without the approval of any holders of Right Certificates (a) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision of this Rights Agreement or (b) to otherwise change or supplement any other provisions in this Rights Agreement in any matter which the Company may deem necessary or desirable and which does not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), any such supplement or amendment to be evidenced in writing. Any supplement or amendment adopted during any period after any Person has become an Acquiring Person but prior to the Distribution Date shall be null and void unless such supplement or amendment could have been adopted under the prior sentence from and after the Distribution Date. All supplements and amendments shall be in writing and must be authorized by the Board. Upon delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment complies with this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything to the contrary contained in this Rights Agreement, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations, or immunities under this Rights Agreement. In addition, notwithstanding anything to the contrary contained in this Rights Agreement, no supplement or amendment to this Rights Agreement shall be made which extends the date on which the Expiration Date shall occur or reduces the Redemption Price (except as required by Section 12(a)). Time shall be of the essence of this Rights Agreement, including as to entering into any amendments or supplements pursuant to this Section 26.

SECTION 27. Successors. All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 28. Benefits of Rights Agreement; Determinations and Actions by the Board, etc. (a) Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Shares and Class B Common Shares) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Shares and Class B Common Shares).

(b) Except as explicitly otherwise provided in this Rights Agreement, the Board shall have the exclusive power and authority to administer this Rights Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable, in the administration of this Rights Agreement, including the right and power to (i) interpret the provisions of this Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including a determination to redeem or not redeem the Rights or to amend this Rights Agreement and a determination of whether there is an Acquiring Person). For all purposes of this Rights Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made in accordance with, as the Board deems to be applicable, the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382. All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent (except with respect to rights, duties, obligations and immunities of the Rights Agent hereunder) and the holders of Rights, as such, and all other Persons. The Rights Agent shall always be entitled to assume that the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon. For all purposes of this Rights Agreement, any calculation of the number of Common Shares or Class B Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares or Class B Common Shares of which any Person is the Beneficial Owner, will be made in accordance with, as the Board deems to be applicable, the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382.

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(c)     Nothing contained in this Rights Agreement shall be deemed to be in derogation of the obligation of the Board to exercise its fiduciary duty. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board shall not be entitled to reject any tender offer or other acquisition proposal, or to recommend that holders of Common Shares and Class B Common Shares reject any tender offer, or to take any other action (including the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals) with respect to any tender offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of such fiduciary duty.

SECTION 29. Severability. If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided , however , that if the absence of such excluded provision shall, in the reasonable judgment of the Rights Agent, materially and adversely its rights, immunities, duties or obligations under this Rights Agreement, the Rights Agent shall be entitled to resign on the next Business Day.

SECTION 30. Governing Law. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the law of the State of Delaware and for all purposes shall be governed by and construed in accordance with the law of such State applicable to contracts to be made and performed entirely within such State. The Company and each holder hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court will lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Rights Agreement. The Company and each holder acknowledge that the forum designated by this Section 30 has a reasonable relation to this Rights Agreement and to such Persons’ relationship with one another. The Company and each holder hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 30. The Company and each holder undertake not to commence any action subject to this Rights Agreement in any forum other than the forum described in this Section 30. The Company and each holder agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons.

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SECTION 31. Counterparts; Effectiveness. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Rights Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature. This Rights Agreement shall be effective as of the Close of Business on the date hereof.

SECTION 32. Descriptive Headings. Descriptive headings of the several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Rights Agreement.

SECTION 33. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

SECTION 34. Process to Seek Exemption. Any Person who desires to effect any acquisition of securities that would, if consummated, result in such Person becoming an Acquiring Person (a “ Requesting Person ”) may, prior to such time and in accordance with this Section 34, request that the Board grant an exemption with respect to such acquisition under this Rights Agreement so that such Person would be deemed to be an “Exempt Person” as defined in Section 1 for purposes of this Rights Agreement (an “ Exemption Request ”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage-prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (a) the name and address of the Requesting Person, (b) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (c) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to become an Acquiring Person and the maximum number and percentage of Common Shares that the Requesting Person proposes to acquire. The Board, or a duly constituted committee of Independent Directors, shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten Business Days) after receipt thereof; provided , that the failure of the Board (or any such committee) to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. The Board, or a duly constituted committee of Independent Directors, shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion, or such committee determines in its sole discretion, that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person, considered alone or with other transactions (including past transactions or contemplated transactions), (i) will not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits, taking into account such facts and circumstances as the Board (or any such committee) reasonably deems relevant or (ii) is otherwise in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board, or a duly constituted committee of Independent Directors, shall determine necessary or desirable to provide for the protection of the NOLs and other Tax Benefits or as is otherwise in the best interests of the Company. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s (or any such committee’s) determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by the Board, or a duly constituted committee of Independent Directors, and the action of a majority of such directors (or such committee) shall be deemed to be the determination of the Board for purposes of such Exemption Request.

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SECTION 35. Tax Benefits Review. In addition to the review and evaluation otherwise contemplated by this Rights Agreement, the Board, or a duly constituted committee of Independent Directors, shall review the calculation for determining whether an ownership change has occurred under Section 382 once per year (or with such greater frequency as the Board (or any such committee), in its sole discretion, shall determine is advisable). The Board (or any such committee) shall determine after such review whether maintenance of this Rights Agreement continues to be advisable in order to preserve the value of the NOLs and other Tax Benefits, taking into account such facts and circumstances as the Board (or any such committee) reasonably deems relevant.

SECTION 36. Bank Account(s). All funds received by Computershare under this Rights Agreement that are to be distributed or applied by Computershare in the performance of services hereunder (the “ Funds ”) shall be held by Computershare as agent for the Company and deposited in one or more bank accounts to be maintained by Computershare in its name as agent for the Company. Until paid pursuant to the terms of this Rights Agreement, Computershare will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). Computershare shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by Computershare in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party.

SECTION 37. Confidentiality. The Rights Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public rights holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Rights Agreement, including the fees for services set forth in the attached schedule, shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities.

SECTION 38. Customer Identification Program. The Company acknowledges that the Rights Agent is subject to the customer identification program (“ Customer Identification Program ”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent may request information from the Company that will help the Rights Agent to identify the Company, including without limitation the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Rights Agent deems necessary. The Company agrees that the Rights Agent cannot accept an appointment hereunder unless and until the Rights Agent verifies the Company’s identity in accordance with the Customer Identification Program requirements.

38

IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed as of the day and year first above written.

CENTRUS ENERGY CORP.,

by

Name: Stephen S. Greene
Title: Senior Vice President, Chief Financial Officer and Treasurer

COMPUTERSHARE TRUST COMPANY, N.A.
COMPUTERSHARE INC.,
as Rights Agent

by

Name:
Title:

39

EXHIBIT A

CERTIFICATE OF THE VOTING POWERS,

DESIGNATIONS, PREFERENCES AND RELATIVE

PARTICIPATING, OPTIONAL AND OTHER SPECIAL

RIGHTS AND QUALIFICATIONS, LIMITATIONS

OR RESTRICTIONS OF SERIES A PARTICIPATING CUMULATIVE

PREFERRED STOCK OF

CENTRUS ENERGY CORP.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware, CENTRUS ENERGY CORP., a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That, pursuant to the authority conferred upon the Board of Directors (the “ Board ”) of CENTRUS ENERGY CORP. (the “ Company ”) by Article Fourth of the Amended and Restated Certificate of Incorporation of the Company, the Board on April 6, 2016, adopted the following resolution designating a new series of preferred stock as Series A Preferred Stock:

RESOLVED, that, pursuant to the authority vested in the Board of Directors (the “ Board ”) of CENTRUS ENERGY CORP. (the “ Company ”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Company (the “ Certificate ”) and the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, a series of preferred stock of the Company is hereby authorized, and the designation and number of shares thereof, and the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, shall be as follows (in addition to the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate which are applicable to shares of Preferred Stock, par value $1.00 per share of the Company (the “ Preferred Stock ”)):

SECTION 1. Designation and Number of Shares. The shares of such series shall be designated as “ Series A Participating Cumulative Preferred Stock ” (the “ Series A Preferred Stock ”). The number of shares initially constituting the Series A Participating Cumulative Preferred Stock shall be 2,000,000; provided , however , that, if more than a total of 2,000,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “ Rights ”) issued pursuant to the Section 382 Rights Agreement dated as of April 6, 2016, among the Company, Computershare Inc. (“ Computershare ”) and Computershare Trust Company N.A., a federally chartered trust company (together with Computershare, the “ Rights Agreement “), the Board, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

SECTION 2. Dividends or Distributions. (a) Subject to the superior rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the Company ranking superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board, out of the assets of the Company legally available therefor, (1) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board shall approve (each such date being referred to herein as a “ Quarterly Dividend Payment Date ”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in the amount of $1.00 per whole share (rounded to the nearest cent) less the amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (2) since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock (the total of which shall not, in any event, be less than zero) and (2) dividends payable in cash on the payment date for each cash dividend declared on the shares of Class A Common Stock, par value $0.10 per share, of the Company (the “ Common Stock ”) in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect times the cash dividends then to be paid on each share of Common Stock. In addition, if the Company shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Company shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of Common Stock. As used herein, the “Formula Number” shall be 1,000; provided, however, that, if at any time after April 6, 2016, the Company shall (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further that, if at any time after April 6, 2016, the Company shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.

(b)     The Company shall declare a cash dividend on the Series A Preferred Stock as provided in Section 2(a) immediately prior to or at the same time it declares a cash dividend on the Common Stock; provided, however, that, in the event no cash dividend shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, during the period between the first issuance of any share or fraction of a share of Series A Preferred Stock, a dividend of $0.10 per whole share on the Series A Preferred Stock shall nevertheless accrue on such subsequent Quarterly Dividend Payment Date or the first Quarterly Dividend Payment Date, as the case may be. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be the same as the record date for any corresponding dividend or distribution on the Common Stock.

(c)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from and after the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

(d)     So long as any shares of Series A Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock or Class B Common Stock, par value $0.10 per share, of the Company (the “ Class B Common Stock ”) unless, in each case, the dividend required by this Section 2 to be declared on the Series A Preferred Stock shall have been declared and set aside.

(e)     The holders of shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions except as herein provided.

SECTION 3. Voting Rights. The holders of shares of Series A Preferred Stock, in addition to the voting rights provided by law, shall have the following voting rights:

(a) Each holder of Series A Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect, for each share of Series A Preferred Stock held of record, multiplied by the maximum number of votes per share which any holder of Common Stock or stockholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).

(b) Except as otherwise herein provided or by the Certificate or applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Company and on all other matters submitted to a vote of the holders of Common Stock of the Company.

(c) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock or Class B Common Stock, as the case may be, are in default, the number of directors constituting the Board shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Company, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock equal to the Formula Number. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board shall be reduced by two. The voting rights granted by this Section 3(d) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section.

(d) Except as provided herein or by the Certificate or applicable law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required for authorizing or taking any corporate action.

(e) Subject to Section 7(e) of the Rights Agreement, to the extent that a Right issued in respect of a share of Class B Common Stock is exercised by such holder of Class B Common Stock (a “ Class B Holder ”) for Series A Preferred Stock (or a fraction thereof) in accordance with the Rights Agreement (the “ Class B Exercise ”), such Class B Holder of Series A Preferred Stock (or fraction thereof) shall (x) be entitled to, in lieu of the voting rights provided under Section 3(a) above, a number of votes equal to the Formula Number (and in the case of a fraction of Series A Preferred Stock, the applicable fraction of the Formula Number) then in effect, for each share of Series A Preferred Stock (or fraction thereof) issued with respect to such Class B Exercise and held of record by such Class B Holder, multiplied by the maximum number of votes per share which any holder of Class B Common Stock generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied) and (y) vote together with the holders of shares of Class B Common Stock as one class for the election of Class B Common Stock directors of the Company and on all other matters submitted to a vote of the holders of Class B Common Stock of the Company; provided , however , that upon (i) transfer by such Class B Holder of such Series A Preferred Stock (or fraction thereof) to a Person who is not a holder of Class B Common Stock (and who was not and is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person), then the voting rights of such Series A Preferred Stock (or fraction thereof) shall instead be governed by Sections 3(a) and 3(b) above, or (ii) the conversion of such share of Class B Common Stock that is the subject of such Class B Exercise into a share of Common Stock in accordance with the Amended and Restated Certificate of Incorporation of the Company, then, in either case, the voting rights of such Series A Preferred Stock (or fraction thereof) issued in respect of such Class B Common Stock shall instead be governed by Sections 3(a) and 3(b) above.

SECTION 4. Certain Restrictions. (a) Whenever quarterly dividends or other dividends or distributions on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Company shall not

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock; provided , however , that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)     The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under Section 4(a), purchase or otherwise acquire such shares at such time and in such manner.

SECTION 5. Liquidation Rights. Upon the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, no distribution shall be made (1) to the holders of any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (x) $1,000 per whole share or (y) an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Stock or (2) to the holders of any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up; provided , that no holder of any Series A Preferred Stock shall be authorized or entitled to receive upon involuntary liquidation of the Company an amount in excess of $100 per share of Series A Preferred Stock. Neither the merger or consolidation of the Company into or with another entity nor the merger or consolidation of any other entity into or with the Company shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 5.

SECTION 6. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the then outstanding shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this Section 6 and Section 2 appear to apply to a transaction, this Section 6 will control.

SECTION 7. No Redemption; No Sinking Fund; No Conversion. (a) The shares of Series A Preferred Stock shall not be subject to redemption by the Company or at the option of any holder of Series A Preferred Stock; provided, however, that, subject to Section 4(a)(iv), the Company may purchase or otherwise acquire outstanding shares of Series A Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Preferred Stock.

(b)     The shares of Series A Preferred Stock shall not (i) be subject to or entitled to the operation of a retirement, sinking fund or purchase fund or (ii) be convertible into or exchangeable for shares of any other class or series.

SECTION 8. Ranking. The Series A Preferred Stock shall rank junior to all other series of Preferred Stock of the Company unless the Board shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof.

SECTION 9. Fractional Shares. The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-thousandth of a share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Company, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (a) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandths of a share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple thereof or (b) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the Company and a depository selected by the Company; provided , however , that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

SECTION 10. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate.

SECTION 11. Amendment. So long as any shares of Series A Preferred Stock shall be outstanding, (i) none of the powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock as herein provided shall be amended in any manner which would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely and (ii) no amendment, alteration or repeal of the Certificate or of the By-laws of the Company shall be effected so as to affect adversely any of such powers, preferences, rights or privileges, in each case without the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of Series A Preferred Stock, voting as a separate class; provided , however , that no such amendment, alteration or repeal approved by the holders of at least 66-2/3% of the outstanding shares of Series A Preferred Stock shall be deemed to apply to the powers, preferences, rights or privileges of any holder of shares of Series A Preferred Stock originally issued upon exercise of the Rights after the time of such approval without the approval of such holder.

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed in its corporate name on this 6th day of April, 2016.

CENTRUS ENERGY CORP.,

by

Name:
Title:

EXHIBIT B

[Form of Right Certificate]

Certificate No. [R]- ___________ Rights

NOT EXERCISABLE AFTER THE EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT (AS DEFINED BELOW)), OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.0001 PER RIGHT, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.

Right Certificate

CENTRUS ENERGY CORP.

This certifies that              , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement dated as of April 6, 2016 as it may be amended from time to time (the “ Rights Agreement ”), among CENTRUS ENERGY CORP., a Delaware corporation (the “ Company ”), COMPUTERSHARE INC. (“ Computershare ”) and COMPUTERSHARE TRUST COMPANY N.A. (together with Computershare, the “ Rights Agent ”), unless the Rights evidenced hereby shall have been previously redeemed or exchanged by the Company, to purchase from the Company at any time after the Distribution Date (as defined in the Rights Agreement) and at or prior to the earlier of (i) the Final Expiration Date (as defined in the Rights Agreement), (ii) the Redemption Date (as defined in the Rights Agreement), (iii) the Close of Business (as defined in the Rights Agreement) on the effective date of the repeal of Section 382 or any successor statute if the Board of the Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs (as defined in the Rights Agreement) or other Tax Benefits (as defined in the Rights Agreement), (iv) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no NOLs or other Tax Benefits may be carried forward, or (v) the Close of Business on the 364 th Day Date (as defined in the Rights Agreement) (the “ Expiration Date ”), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth (1/1,000th) of a fully paid, nonassessable share of Series A Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (the “ Preferred Shares ”), at a purchase price per one one-thousandth (1/1,000th) of a share equal to $100 (the “ Purchase Price ”) payable in cash, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.

The Purchase Price and the number and kind of shares which may be purchased upon exercise of each Right evidenced by this Right Certificate, as set forth above, are the Purchase Price and the number and kind of shares which may be so purchased as of [ ], 20[ ]. As provided in the Rights Agreement, the Purchase Price and the number and kind of shares which may be purchased upon the exercise of each Right evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

If the Rights evidenced by this Right Certificate are at any time beneficially owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall be null and void and nontransferable and the holder of any such Right (including any purported transferee or subsequent holder) shall not have any right to exercise or transfer any such Right.

This Right Certificate is subject to all the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which reference to the Rights Agreement is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available from the Company upon written request.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number and kind of shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate may be redeemed by the Company at its option at a redemption price (in cash or shares of Class A Common Stock, par value $0.10 per share, of the Company or other securities of the Company deemed by the Board of Directors of the Company to be at least equivalent in value) of $0.0001 per Right (which amount shall be subject to adjustment as provided in the Rights Agreement) at any time prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date.

The Company may, but shall not be required to, issue fractions of Preferred Shares or distribute certificates which evidence fractions of Preferred Shares upon the exercise of any Right or Rights evidenced hereby, in each case other than fractions constituting one-thousandth (1/1,000th) of a share (as such fraction may be adjusted as provided in the Rights Agreement). In lieu of issuing fractional shares, the Company may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth (1/1,000th) of a share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple thereof or to issue certificates or utilize a depository arrangement as provided in the terms of the Rights Agreement and the Preferred Shares.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company, including, without limitation, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or other distributions or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in accordance with the provisions of the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of:

CENTRUS ENERGY CORP.,

by

Name:
Title:

Attest:

Name:
Title:

Date of countersignature:

Countersigned:

COMPUTERSHARE TRUST COMPANY N.A.
as Rights Agent,
by

Authorized Signatory

COMPUTERSHARE INC.,
as Rights Agent,

by

Authorized Signatory

[On Reverse Side of Right Certificate]

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if

such holder desires to exercise the Rights

represented by this Right Certificate.)

To the Rights Agent:

The undersigned hereby irrevocably elects to exercise        Rights represented by this Right Certificate to purchase the Preferred Shares (or other shares) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated: ____________,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Market LLC Medallion Signature Program.

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being exercised by or on behalf of a person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and (3) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is or was an Acquiring Person or an Affiliate or Associate thereof.

Dated:           ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Market LLC Medallion Signature Program.

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED       hereby sells, assigns and transfer unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Corporation, with full power of substitution.

Dated: ____________, ____

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Market LLC Medallion Signature Program.

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred to or on behalf of any such Acquiring Person, Affiliate or Associate and (3) after inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

Signature

NOTICE

The signature on the foregoing Form of Election to Purchase or Form of Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

RIGHTS BENEFICIALLY OWNED BY ANY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE

SERIES A PARTICIPATING CUMULATIVE PREFERRED STOCK

OF CENTRUS ENERGY CORP.

On April 6, 2016, the Board of Directors (the “Board”) of CENTRUS ENERGY CORP., a Delaware corporation (the “ Company ”), declared a dividend of one right (the “ Rights ”) for each outstanding share of Class A Common Stock, par value $0.10 per share, of the Company (the “ Common Shares ”) and each share of Class B Common Stock, par value $0.10 per share of the Company (the “ Class B Common Shares ”). The Rights will be issued to the holders of record of Common Shares and Class B Common Shares outstanding at April 6, 2016 (the “ Record Date ”) and with respect to Common Shares and Class B Common Shares issued thereafter until the Distribution Date (as defined below). Each Right, when it becomes exercisable as described below, will entitle the registered holder to purchase from the Company one one-thousandth (1/1,000th) of a share of Series A Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (the “ Preferred Shares ”) at a price of $26.00 (the “ Purchase Price ”). The description and terms of the Rights are set forth in a Section 382 Rights Agreement dated as of April 6, 2016 as it may be amended from time to time (the “ Rights Agreement ”), among the Company, Computershare Inc. (“ Computershare ”) and Computershare Trust Company N.A., a federally chartered trust company (together with Computershare, the “ Rights Agent ”).

The Board adopted the Rights Agreement in an effort to protect shareholder value by, among other things, attempting to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (the “NOLs”) and other tax benefits to reduce potential future United States Federal income tax obligations (“Tax Benefits”). The Company has experienced substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated thereunder, the Company may “carry forward” these NOLs and other tax benefits in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs and other tax benefits do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs and other tax benefits arising in the future, and therefore these NOLs and other tax benefits could be a substantial asset to the Company. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Code, its ability to use the NOLs and other tax benefits will be substantially limited, including that the timing of the usage of the NOLs and other tax benefits could be substantially delayed, which could therefore significantly impair the value of those assets.

Until the earlier of (i) such time as the Company learns that a person or group (including any affiliate or associate of such person or group) has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the outstanding Common Shares (any such person or group being called an “ Acquiring Person ”) and (ii) such date, if any, as may be designated by the Board following the commencement of, or first public disclosure of an intention to commence, a tender or exchange offer for outstanding Common Shares which could result in such person or group becoming the beneficial owner of 4.99% or more of the outstanding Common Shares, (the earlier of such dates being called the “ Distribution Date ”), the Rights will be evidenced by certificates for Common Shares or Class B Common Shares as the case may be, registered in the names of the holders thereof, or, in the case of Common Shares held in uncertificated form, by the transaction statement or other record of ownership of such Common Shares, and not by separate Right Certificates. Generally, the Rights Agreement provides that any person or group (including any affiliate or associate of such person or group) (a “Grandfathered Person”) which beneficially owned (as disclosed in public filings with the Securities and Exchange Commission) 4.99% or more of the outstanding Common Shares as of the close of business on the date of the Rights Agreement (the percentage of such ownership, the “Grandfathered Percentage”) will not be deemed an “Acquiring Person” unless such Grandfathered Person exceeds its Grandfathered Percentage by 0.5% or more of the outstanding shares of Common Stock. If any Grandfathered Person shall sell, transfer or otherwise dispose of any outstanding Common Shares after the close of business on the date of the Rights Agreement, the related Grandfathered Percentage shall then mean the lesser of (a) the Grandfathered Percentage as in effect immediately prior to such sale, transfer or disposition and (b) the percentage of outstanding Common Shares of the Company that such Grandfathered Person beneficially owns immediately following such sale, transfer or disposition; provided, however, if at any time after the close of business on the date of the Rights Agreement, such Grandfathered Person is the beneficial owner of less than 4.99% of the outstanding Common Shares, then such person or group (including any affiliate or associate of such person or group) will cease to be a Grandfathered Person. Additionally, the Rights Agreement includes procedures whereby the Board, or a duly constituted committee of Independent Directors, will consider requests to exempt (a) any person or group (including any affiliate or associate of such person or group) (an “Exempt Person”) that would otherwise be an “Acquiring Person”, or (b) any transaction (an “Exempt Transaction”) resulting in the beneficial ownership of Common Shares, prior to the consummation of such transaction, from the Acquiring Person trigger, in each case if the Board, or a duly constituted committee of Independent Directors, determines in its sole discretion either that such person or group (including any affiliate or associate of such person or group) or such transaction (i) will not jeopardize or endanger the availability of the NOLs or other tax benefits to the Company or (ii) is otherwise in the best interest of the Company; provided that, (A) in the case of an Exempt Person, if the Board, or a duly constituted committee of Independent Directors, later makes a contrary determination with respect to the effect of such person or group’s (including any affiliate or associate of such person or group) beneficial ownership with respect to the availability to the Company of its NOLs or other tax benefits, such person or group (including any affiliate or associate of such person or group) shall cease to be an Exempt Person and (B) in the case of an Exempt Person or Exempt Transaction, the Board, or a duly constituted committee of Independent Directors, may require the applicable person or group (including any affiliate or associate of such person or group) to make certain representations or undertakings, the violation or attempted violation of which will be subject to such consequences as the Board, or a duly constituted committee of Independent Directors, may determine it its sole discretion, including that such person or group (including any affiliate or associate of such person or group) shall become an “Acquiring Person”.

With respect to any Common Shares and Class B Common Shares outstanding as of the Record Date, until the earliest of the Distribution Date, the Redemption Date or the Expiration Date, (i) in the case of certificated shares, the Rights associated with the Common Shares or Class B Common Shares represented by a certificate shall be evidenced by such certificate along with a copy of this Summary of Rights, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares or Class B Common Shares, as the case may be, represented thereby, and (ii) in the case of Common Shares held in uncertificated form, the Rights associated with the Common Shares shall be evidenced by the balances indicated in the book-entry account system of the transfer agent for the Common Shares, and the transfer of any Common Shares in the book-entry account system of the transfer agent for such Common Shares shall also constitute the transfer of the Rights associated with such Common Shares. Therefore, until the Distribution Date, the Rights will be transferred with and only with the underlying Common Shares or Class B Common Shares, as the case may be.

As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“ Right Certificates ”) will be mailed to holders of record of the Common Shares and Class B Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will thereafter evidence the Rights.

The Rights are not exercisable until the Distribution Date and will expire upon the earlier of (i) the close of business on April 5, 2019 (ii) the Redemption Date, (iii) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward, or (v) the Close of Business on the 364 th Day Date (as defined in the Rights Agreement) (the earliest of the events described in clauses (i), (iii), (iv) or (v) being herein referred to as the “ Expiration Date ”).

The number of Preferred Shares or other securities issuable upon exercise of the Rights is subject to adjustment by the Board in the event of any change in the Common Shares, Class B Common Shares or Preferred Shares, whether by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Shares, Class B Common Shares or Preferred Shares or otherwise. The Purchase Price and the number of Preferred Shares or other securities issuable upon exercise of the Rights are subject to adjustment from time to time in the event of the declaration of a stock dividend on the Common Shares or Class B Common Shares payable in Common Shares or Class B Common Shares or a subdivision or combination of the Common Shares or Class B Common Shares prior to the Distribution Date.

The Preferred Shares are authorized to be issued in fractions which are an integral multiple of one one-thousandth (1/1,000th) of a Preferred Share. The Company may, but is not required to, issue fractions of shares upon the exercise of Rights (other than one one-thousandths (1/1000ths) of a Preferred Share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple thereof), and in lieu of fractional shares, the Company may make a cash payment based on the market price of such shares on the first trading date prior to the date of exercise or utilize a depositary arrangement as provided by the terms of the Preferred Shares.

Subject to the right of the Board to redeem or exchange the Rights as described below, on the first date of public announcement by the Company or any Acquiring Person that a Person has become an Acquiring Person, or such earlier date as a majority of the Board shall become aware of the existing of an Acquiring Person, the holder of each Right will thereafter have the right to receive, upon exercise thereof, for the Purchase Price, that number of one one-thousandths (1/1,000ths) of a Preferred Share equal to the number of Common Shares which at the time of such transaction would have a market value of twice the Purchase Price. Any Rights that are or were beneficially owned by an Acquiring Person on or after the Distribution Date will become null and void and will not be subject to the “flip-in” provision.

In the event the Company is acquired in a merger or other business combination by an Acquiring Person that is a publicly traded corporation or 50% or more of the Company’s assets or assets representing 50% or more of the Company’s earning power are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that is a publicly traded corporation, proper provision must be made so that each Right will entitle its holder to purchase, for the Purchase Price, that number of common shares of such corporation which at the time of the transaction would have a market value of twice the Purchase Price. In the event the Company is acquired in a merger or other business combination by an Acquiring Person that is not a publicly traded entity or 50% or more of the Company’s assets or assets representing 50% or more of the earning power of the Company are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that is not a publicly traded entity, proper provision must be made so that each Right will entitle its holder to purchase, for the Purchase Price, at such holder’s option, (i) that number of shares of the surviving corporation in the transaction with such entity which at the time of the transaction would have a book value of twice the Purchase Price or (ii) that number of shares of such entity which at the time of the transaction would have a book value of twice the Purchase Price or (iii) if such entity has an affiliate which has publicly traded common shares, that number of common shares of such affiliate which at the time of the transaction would have a market value of twice the Purchase Price. The “flip-over” provision only applies to a merger or similar business combination with an Acquiring Person.

ANY RIGHTS THAT ARE OR WERE, AT ANY TIME ON OR AFTER THE DATE AN ACQUIRING PERSON BECOMES SUCH, BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (OR A TRANSFEREE THEREOF) WILL BECOME NULL AND VOID AND ANY HOLDER OF ANY SUCH RIGHT (INCLUDING ANY SUBSEQUENT HOLDER) WILL BE UNABLE TO EXERCISE ANY SUCH RIGHT.

The Rights are redeemable by the Board at a redemption price of $0.0001 per Right (the “ Redemption Price ”) any time prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date (the date of such redemption being the “ Redemption Date ”). Immediately upon the action of the Board electing to redeem the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

After there is an Acquiring Person the Board may elect to exchange each Right (other than Rights owned by an Acquiring Person) for consideration per Right consisting of (i) one-half of the securities that would be issuable at such time upon the exercise of one Right pursuant to the terms of the Rights Agreement or (ii) cash, Preferred Shares (including fractions thereof), Common Shares, in the case of holders of Common Shares (including fractions thereof), Class B Common Shares, in the case of holders of Class B Common Shares (including fractions thereof), or other equity or debt securities (or any combination of any of the foregoing) having an aggregate value equal to one-half of the value of Preferred Shares (including fractions thereof) that would be issuable at such time upon the exercise of one Right pursuant to the terms of the Rights Agreement. Notwithstanding the foregoing, the Board is not empowered to effect such exchange at any time after any person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all affiliates and associates of such person, becomes the beneficial owner of 50% or more of the Common Shares then outstanding.

If the Board elects to mandatorily exchange any Rights, the Board may, at its option and without limiting any rights the Company may have under the Rights Agreement, cause the Company to enter into one or more arrangements it deems necessary or appropriate to implement and give effect to such mandatory exchange in the manner contemplated by the Rights Agreement, including by establishing one or more trusts or other mechanisms for the proper and orderly distribution of the securities and/or cash to be exchanged therefor.

At any time prior to the date the Company learns that a person or group (including any affiliate or associate of such person or group) has become an Acquisition Person (subject to exceptions), the Company may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement (including the date on which the Distribution Date will occur, the amount of the Purchase Price or the definition of “Acquiring Person”), except that no supplement or amendment may be made that extends the Expiration Date or reduces the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement, including the terms of the Preferred Shares, will be filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company upon written request. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

[Form of Right Certificate]

Certificate No. [R]- ___________ Rights

NOT EXERCISABLE AFTER THE EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT (AS DEFINED BELOW)), OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.0001 PER RIGHT, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.

Right Certificate

CENTRUS ENERGY CORP.

This certifies that         , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement dated as of April 6, 2016 as it may be amended from time to time (the “ Rights Agreement ”), among CENTRUS ENERGY CORP., a Delaware corporation (the “ Company ”), COMPUTERSHARE INC. (“ Computershare ”) and COMPUTERSHARE TRUST COMPANY N.A. (together with Computershare, the “ Rights Agent ”), unless the Rights evidenced hereby shall have been previously redeemed or exchanged by the Company, to purchase from the Company at any time after the Distribution Date (as defined in the Rights Agreement) and at or prior to the earlier of (i) the Final Expiration Date (as defined in the Rights Agreement), (ii) the Redemption Date (as defined in the Rights Agreement), (iii) the Close of Business (as defined in the Rights Agreement) on the effective date of the repeal of Section 382 or any successor statute if the Board of the Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs (as defined in the Rights Agreement) or other Tax Benefits (as defined in the Rights Agreement), (iv) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no NOLs or other Tax Benefits may be carried forward, or (v) the Close of Business on the 364 th Day Date (as defined in the Rights Agreement) (the “ Expiration Date ”), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth (1/1,000th) of a fully paid, nonassessable share of Series A Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (the “ Preferred Shares ”), at a purchase price per one one-thousandth (1/1,000th) of a share equal to $100 (the “ Purchase Price ”) payable in cash, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.

The Purchase Price and the number and kind of shares which may be purchased upon exercise of each Right evidenced by this Right Certificate, as set forth above, are the Purchase Price and the number and kind of shares which may be so purchased as of [ ], 20[ ]. As provided in the Rights Agreement, the Purchase Price and the number and kind of shares which may be purchased upon the exercise of each Right evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

If the Rights evidenced by this Right Certificate are at any time beneficially owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall be null and void and nontransferable and the holder of any such Right (including any purported transferee or subsequent holder) shall not have any right to exercise or transfer any such Right.

This Right Certificate is subject to all the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which reference to the Rights Agreement is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available from the Company upon written request.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number and kind of shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate may be redeemed by the Company at its option at a redemption price (in cash or shares of Class A Common Stock, par value $0.10 per share, of the Company or other securities of the Company deemed by the Board of Directors of the Company to be at least equivalent in value) of $0.0001 per Right (which amount shall be subject to adjustment as provided in the Rights Agreement) at any time prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date.

The Company may, but shall not be required to, issue fractions of Preferred Shares or distribute certificates which evidence fractions of Preferred Shares upon the exercise of any Right or Rights evidenced hereby, in each case other than fractions constituting one-thousandth (1/1,000th) of a share (as such fraction may be adjusted as provided in the Rights Agreement). In lieu of issuing fractional shares, the Company may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth (1/1,000th) of a share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple thereof or to issue certificates or utilize a depository arrangement as provided in the terms of the Rights Agreement and the Preferred Shares.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company, including, without limitation, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or other distributions or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in accordance with the provisions of the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of:

CENTRUS ENERGY CORP.,

by

Name:
Title:

Attest:

Name:

Title:

Date of countersignature:

Countersigned:

COMPUTERSHARE TRUST COMPANY N.A.

as Rights Agent,

by

Authorized Signatory

COMPUTERSHARE INC.,

as Rights Agent,

by

Authorized Signatory

[On Reverse Side of Right Certificate]

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if

such holder desires to exercise the Rights

represented by this Right Certificate.)

To the Rights Agent:

The undersigned hereby irrevocably elects to exercise            Rights represented by this Right Certificate to purchase the Preferred Shares (or other shares) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated: ____________,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Market LLC Medallion Signature Program.

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being exercised by or on behalf of a person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and (3) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is or was an Acquiring Person or an Affiliate or Associate thereof.

Dated:       ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Market LLC Medallion Signature Program.

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED        hereby sells, assigns and transfer unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Corporation, with full power of substitution.

Dated: ____________, ____

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Market LLC Medallion Signature Program.

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred to or on behalf of any such Acquiring Person, Affiliate or Associate and (3) after inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

Signature

NOTICE

The signature on the foregoing Form of Election to Purchase or Form of Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FIRST AMENDMENT TO

SECTION 382 RIGHTS AGREEMENT

by and between

CENTRUS ENERGY CORP.

and

COMPUTERSHARE TRUST COMPANY, N.A.

and

COMPUTERSHARE INC.

THIS FIRST AMENDMENT TO THE SECTION 382 RIGHTS AGREEMENT (this “First Amendment”) is made and entered into as of [•], 2017 by and between Centrus Energy Corp., a Delaware corporation (the “Company”), Computershare Trust Company, N.A. and Computershare Inc. (together, the “Rights Agent”).

THE PARTIES ENTER THIS FIRST AMENDMENT on the basis of the following facts, understandings and intentions:

A. The Company and Rights Agent entered into that certain Section 382 Rights Agreement dated as of April 6, 2016 (the “Rights Agreement”) (defined terms used herein but not otherwise defined shall have the meanings assigned to them in the Rights Agreement);

B. The Company and Rights Agent desire to amend the Rights Agreement in certain respects; and

C. Section 26 of the Rights Agreement provides that, at any time prior to the Distribution Date, the Company and Rights Agent shall, if the Company so directs, supplement or amend any provision of the Rights Agreement without the approval of any holders of the Rights.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

1. Amendment to Section 1. Section 1 of the Rights Agreement is hereby amended by deleting the definition of “ Common Shares ” and replacing it with the following:

““Common Shares”, when used with reference to the Company prior to a Business Combination, shall mean the shares of Common Stock or any other shares of capital stock of the Company into which the Common Stock shall be reclassified or changed and any other interest that would be treated as “stock” of the Company (but excluding the series B senior preferred stock, par value $1.00 of the Company) for purposes of Section 382 (including Treasury Regulation Section 1.382-2T(f)(18)) in this Section 1 and all other provisions of this Rights Agreement in which such meaning is necessary in order to ensure that this Rights Agreement is effective in carrying out its stated purpose and intent of preserving the Company’s NOLs and other Tax Benefits. “Common Shares”, when used with reference to any Person (other than the Company prior to a Business Combination), shall mean shares of capital stock of such Person (if such Person is a corporation) of any class or series, or units of equity interests in such Person (if such Person is not a corporation) of any class or series, the terms of which do not limit (as a maximum amount and not merely in proportional terms) the amount of dividends or income payable or distributable on such class or series or the amount of assets distributable on such class or series upon any voluntary or involuntary liquidation, dissolution or winding up of such Person and do not provide that such class or series is subject to redemption at the option of such Person, or any shares of capital stock or units of equity interests into which the foregoing shall be reclassified or changed, and if there shall be more than one class or series of such shares of capital stock or units of equity interests of such Person, then “Common Shares” of such Person shall mean the class or series of capital stock of such Person or units of equity interests in such Person having voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation)), or in the case of multiple classes or series having voting power, having the greatest voting power.”

2. Full Force and Effect. Except as amended hereby, the Rights Agreement shall remain in full force and effect and unmodified.

3. Execution. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this First Amendment, the parties may execute and exchange facsimile counterparts of the signature pages, and facsimile counterparts shall serve as originals.

4. Certification of Compliance. The undersigned hereby certifies that he is the duly elected and qualified [President and Chief Executive Officer] of the Company and that this First Amendment to the Rights Agreement is in compliance with the terms of Section 26 of the Rights Agreement.

IN WITNESS WHEREOF, the undersigned officer of the Company, being an appropriate officer of the Company and authorized to do so by resolution of the board of directors of the Company dated as of [•], 2017, hereby certifies to the Rights Agent that these amendments are in compliance with the terms of Section 26 of the Rights Agreement.

CENTRUS ENERGY CORP.,

a Delaware corporation

By:
Stephen S. Greene
Senior Vice President, Chief Financial Officer and Treasurer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Kathy Heagerty

Name: Kathy Heagerty

Title: Vice President & Manager

COMPUTERSHARE INC.

By:

Name:

Title: [Vice President]

[SIGNATURE PAGE TO FIRST AMENDMENT TO RIGHTS AGREEMENT]

SECOND AMENDMENT TO THE

SECTION 382 RIGHTS AGREEMENT

by and among

CENTRUS ENERGY CORP.,

COMPUTERSHARE TRUST COMPANY, N.A.

and

COMPUTERSHARE INC.

THIS SECOND AMENDMENT TO THE SECTION 382 RIGHTS AGREEMENT (this “Second Amendment”) is made and entered into as of April 3, 2019, by and among Centrus Energy Corp., a Delaware corporation (the “Company”), Computershare Trust Company, N.A. and Computershare Inc. (together, the “Rights Agent”).

WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of April 6, 2016, which was subsequently amended pursuant to a First Amendment to the Section 382 Rights Agreement dated as of February 14, 2017 (as amended, the “Agreement”);

WHEREAS, Section 26 of the Agreement provides, among other things, that, prior to the Distribution Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);

WHEREAS, no Distribution Date has occurred on or prior to the date hereof;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and

WHEREAS, the Board has authorized and approved this Second Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directs the Rights Agent to execute this Second Amendment:

1.        Definition of Final Expiration Date. The definition of Final Expiration Date set forth in Section 1 of the Agreement is hereby deleted and replaced with the following:

““Final Expiration Date” shall mean the Close of Business on April 5, 2022.”

2.        Definition of Purchase Price. The definition of Purchase Price set forth in Section 1 of the Agreement is hereby deleted and replaced with the following:

““Purchase Price” with respect to each Right shall mean $18.00, as such amount may from time to time be adjusted as provided in this Rights Agreement, and shall be payable in lawful money of the United States of America. All references herein to the Purchase Price shall mean the Purchase Price as in effect at the time in question.”

3.        Deletion of Certain Definitions. The definitions of “364th Day Date,” “2017 Annual Meeting,” and “2017 Proxy Statement” set forth in Section 1 of the Agreement are hereby deleted in their entirety.

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4.        Amendment to Section 7(a). Section 7(a) of the Agreement is hereby deleted and replaced with the following:

“Subject to the other provisions of this Rights Agreement (including Section 7(e) and Section 11), each Right shall entitle the registered holder thereof, upon exercise thereof as provided in this Rights Agreement, to purchase for the Purchase Price, at any time after the Distribution Date and at or prior to the earliest of (i) the Final Expiration Date, (ii) the Redemption Date, (iii) the Close of Business on the effective date of the repeal of Section 382 if the Board determines that this Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, or (iv) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward (the earliest of the events described in clauses (i), (iii) or (iv) being herein referred to as the “ Expiration Date ”), one one-thousandth (1/1,000th) of a Preferred Share, subject to adjustment as provided in this Rights Agreement.”

5.        Form of Rights Certificates. The first paragraph of the Form of Right Certificate set forth in Exhibit B to the Agreement is hereby deleted and replaced with the following:

“This certifies that __________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement dated as of April 6, 2016 as it may be amended from time to time (the “ Rights Agreement “), among CENTRUS ENERGY CORP., a Delaware corporation (the “ Company ”), COMPUTERSHARE INC. (“ Computershare ”) and COMPUTERSHARE TRUST COMPANY, N.A. (together with Computershare, the “ Rights Agent ”), unless the Rights evidenced hereby shall have been previously redeemed or exchanged by the Company, to purchase from the Company at any time after the Distribution Date (as defined in the Rights Agreement) and at or prior to the earliest of (i) the Final Expiration Date (as defined in the Rights Agreement), (ii) the Redemption Date (as defined in the Rights Agreement), (iii) the Close of Business (as defined in the Rights Agreement) on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs (as defined in the Rights Agreement) or other Tax Benefits (as defined in the Rights Agreement), or (iv) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no NOLs or other Tax Benefits may be carried forward (the “ Expiration Date ”), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth (1/1,000th) of a fully paid, nonassessable share of Series A Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (the “ Preferred Shares ”), at a purchase price per one one-thousandth (1/1,000th) of a share equal to $18.00 (the “ Purchase Price ”) payable in cash, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.”

6.       Summary of Rights. The Summary of Rights set forth in Exhibit C to the Agreement is hereby amended as follows:

(a)      The reference to “$26.00” in the first paragraph of Exhibit C is hereby deleted and replaced with “$18.00”.

(b)      The sixth paragraph of Exhibit C is hereby deleted and replaced with the following:

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“The Rights are not exercisable until the Distribution Date and will expire upon the earliest of (i) the close of business on April 5, 2022, (ii) the Redemption Date, (iii) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, or (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward (the earliest of the events described in clauses (i), (iii) or (iv) being herein referred to as the “Expiration Date”).”

7.        Certification of Compliance. The undersigned representative of the Company hereby certifies that she is the duly elected and qualified Senior Vice President, Chief Financial Officer and Treasurer of the Company and that this Second Amendment to the Agreement is in compliance with the terms of Section 26 of the Agreement.

8.        Miscellaneous. This Second Amendment is effective as of the date first set forth above. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. This Second Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument. A signature to this Second Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature. Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.

* * * * *

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

CENTRUS ENERGY CORP.

By:	/s/ Marian K. Davis
Name:	Marian K. Davis
Title:	Senior Vice President, Chief Financial Officer and Treasurer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Patrick Hayes
Name:	Patrick Hayes
Title:	Vice President & Manager

COMPUTERSHARE INC.

By:	/s/ Patrick Hayes
Name:	Patrick Hayes
Title:	Vice President & Manager

4

THIRD AMENDMENT TO THE

SECTION 382 RIGHTS AGREEMENT

by and among

CENTRUS ENERGY CORP.,

COMPUTERSHARE TRUST COMPANY, N.A.

and

COMPUTERSHARE INC.

THIS THIRD AMENDMENT TO THE SECTION 382 RIGHTS AGREEMENT (this “Third Amendment”) is made and entered into as of April 13, 2020, by and among Centrus Energy Corp., a Delaware corporation (the “Company”), Computershare Trust Company, N.A. and Computershare Inc. (together, the “Rights Agent”).

WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of April 6, 2016, which was subsequently amended pursuant to (i) a First Amendment to the Section 382 Rights Agreement dated as of February 14, 2017 and (ii) a Second Amendment to the Section 382 Rights Agreement dated as of April 3, 2019 (as amended, the “Agreement”);

WHEREAS, Section 26 of the Agreement provides, among other things, that, prior to the Distribution Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);

WHEREAS, no Distribution Date has occurred on or prior to the date hereof;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and

WHEREAS, the Board has authorized and approved this Third Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directors the Rights Agent to execute this Third Amendment.

1.           Definition of Final Expiration Date. The definition of Final Expiration Date set forth in Section 1 of the Agreement is hereby deleted and replaced with the following:

    ““Final Expiration Date” shall mean the Close of Business on June 30, 2021.”

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2.           Summary of Rights. The sixth paragraph of the Summary of Rights set forth in Exhibit C to the Agreement is hereby deleted and replaced with the following:

“The Rights are not exercisable until the Distribution Date and will expire upon the earliest of (i) the close of business on June 30, 2021, (ii) the Redemption Date, (iii) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, or (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward (the earliest of the events described in clauses (i), (iii) or (iv) being herein referred to as the “Expiration Date”).”

3.          Certification of Compliance. The undersigned representative of the Company hereby certifies that he is the duly elected and qualified Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer of the Company and that this Third Amendment to the Agreement is in compliance with the terms of Section 26 of the Agreement.

4.           Miscellaneous. This Third Amendment is effective as of the date first set forth above. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. This Third Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument. A signature to this Third Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature. Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.

*****

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

CENTRUS ENERGY CORP.

By:	/s/ Philip O. Strawbridge
Name:	Philip O. Strawbridge
Title:	Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Patrick Hayes
Name:	Patrick Hayes
Title:	Vice President and Manager

COMPUTERSHARE INC.

By:	/s/ Patrick Hayes
Name:	Patrick Hayes
Title:	Vice President and Manager

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APPENDIX B

FOURTH AMENDMENT TO THE

SECTION 382 RIGHTS AGREEMENT

by and among

CENTRUS ENERGY CORP.,

COMPUTERSHARE TRUST COMPANY, N.A.

and

COMPUTERSHARE INC.

THIS FOURTH AMENDMENT TO THE SECTION 382 RIGHTS AGREEMENT (this “Fourth Amendment”) is made and entered into as of April 6, 2021, by and among Centrus Energy Corp., a Delaware corporation (the “Company”), Computershare Trust Company, N.A. and Computershare Inc. (together, the “Rights Agent”).

WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of April 6, 2016, which was subsequently amended pursuant to (i) a First Amendment to the Section 382 Rights Agreement dated as of February 14, 2017, (ii) a Second Amendment to the Section 382 Rights Agreement dated as of April 3, 2019, and (iii) a Third Amendment to the Section 382 Rights Agreement dated as of April 13, 2020 (as amended, the “Agreement”);

WHEREAS, Section 26 of the Agreement provides, among other things, that, prior to the Distribution Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);

WHEREAS, no Distribution Date has occurred on or prior to the date hereof;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and

WHEREAS, the Board has authorized and approved this Fourth Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directs the Rights Agent to execute this Fourth Amendment:

1.              Definition of Final Expiration Date. The definition of Final Expiration Date set forth in Section 1 of the Agreement is hereby deleted and replaced with the following:

““Final Expiration Date” shall mean the Close of Business on June 30, 2023.”

2.             Summary of Rights. The sixth paragraph of the Summary of Rights set forth in Exhibit C to the Agreement is hereby deleted and replaced with the following:

“The Rights are not exercisable until the Distribution Date and will expire upon the earliest of (i) the close of business on June 30, 2023, (ii) the Redemption Date, (iii) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, or (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward (the earliest of the events described in clauses (i), (iii) or (iv) being herein referred to as the “Expiration Date”).”

3.             Certification of Compliance. The undersigned representative of the Company hereby certifies that he is the duly elected and qualified Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer of the Company and that this Fourth Amendment to the Agreement is in compliance with the terms of Section 26 of the Agreement.

4.             Miscellaneous. This Fourth Amendment is effective as of the date first set forth above. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. This Fourth Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument. A signature to this Fourth Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature. Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

CENTRUS ENERGY CORP.

By:

Name: Philip O. Strawbridge
Title: Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

COMPUTERSHARE TRUST COMPANY, N.A.

By:

Name:

Title:

COMPUTERSHARE Inc.

By:

Name:

Title:

APPENDIX C

Centrus Energy Corp.

2014 Equity Incentive Plan

(Amended and Restated [         ], 2021)

CONTENTS

Centrus Energy Corp.

2014 Equity Incentive Plan

(Amended and Restated [          ], 2021)

1.	Establishment, Duration and Purpose of Plan.

1.1          Establishment and Duration of Plan. Centrus Energy Corp., a Delaware corporation (the “Company”), hereby amends and restates the Centrus Energy Corp. 2014 Equity Incentive Plan, as amended and restated (the “Plan”), as of the date hereof (the “Effective Date”). The Plan shall continue in effect until its termination by the Committee; provided, however, that any Award shall be granted, if at all, by September 30, 2030. For the avoidance of doubt, any Award granted on or prior to the Effective Date, may be settled in accordance with its terms which may occur after the Effective Date.

1.2          Purpose. The purpose of the Plan is to advance the interests of the Company, its Affiliates and its shareholders by providing incentives to attract, retain and reward individuals performing services for the Company or its Affiliates and by promoting the growth and profitability of the Company and its Affiliates. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock, Performance Awards, Cash-Based Awards and Other Stock-Based Awards.

2.	Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below.

2.1         “Affiliate” means (a) an entity that directly, or indirectly through one or more intermediary entities, controls the Company or (b) an entity that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “control” and “controlled by” mean ownership of (i) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (ii) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity; provided, that with respect to any entity in which the Company owns at least a twenty percent (20%) interest but less than or equal to a fifty percent (50%) interest, the Committee may determine that such entity will be an Affiliate for purposes of this Plan or for purposes of any Award under this Plan if the Committee has determined prior to the granting of such Award that there are legitimate business criteria for treating such entity as an Affiliate.

2.2         “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Cash-Based Award or Other Stock-Based Award.

2.3         “Award Agreement” means a written agreement, contract, or other instrument evidencing an Award setting forth the terms and conditions of an Award which shall incorporate the terms of the Plan by reference.

2.4         “Board” means the Board of Directors of the Company.

2.5         “Cash-Based Award” means an Award granted to a grantee as described in Section 11.1.

2.6         “Cause” means, unless otherwise defined in the applicable Award Agreement, any of the following: (a) the engaging by the grantee in willful misconduct that is injurious to the Company or its Affiliates, (b) the embezzlement or misappropriation of funds or material property of the Company or its Affiliates by the grantee, or the conviction of the grantee of a felony or the entrance of a plea of guilty, or nolo contendere by the grantee to a felony, (c) the willful failure or refusal by the grantee to substantially perform his or her duties or responsibilities that continues after demand for substantial performance is delivered by the Company to the grantee that specifically identifies the manner in which the Company believes the grantee has not substantially performed his or her duties (other than any such failure resulting from the grantee’s incapacity due to Disability). For purposes of this definition, no act, or failure to act, on the grantee’s part shall be considered “willful” unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company. Any determination of Cause shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a grantee.

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2.7         “Change in Control” means, unless such term or an equivalent term is otherwise defined in the applicable Award Agreement, the occurrence of any of the following occurring after the Effective Date:

(a)      any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act or Persons acting as a group (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (C) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Shares), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company by reason of having acquired such securities during the 12-month period ending on the date of the most recent acquisition (not including any securities acquired directly from the Company or its Affiliates) representing thirty percent (30%) or more of the total voting power of the Company’s then outstanding voting securities;

(b)      the majority of members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board before the date of the appointment;

(c)      there is consummated a merger or consolidation of the Company or any subsidiary of the Company with any other corporation or other entity, resulting in a change described in clauses (a), (b), (d), (e) or (f) of this definition, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than sixty percent (60%) of the total voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person, directly or indirectly, acquired forty percent (40%) or more of the total voting power of the Company’s then outstanding securities (not including any securities acquired directly from the Company or its Affiliates);

(d)      a liquidation of the Company involving the sale to any Person or Persons acting as a group of at least forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before the liquidation;

(e)      the sale or disposition by the Company or any direct or indirect subsidiary of the Company to any Person or Persons acting as a group (other than any subsidiary of the Company) of assets that have a total fair market value equal to forty percent (40%) or more of the total gross fair market value of all of the assets of the Company and its subsidiaries (taken as a whole) immediately before such sale or disposition (or any transaction or related series of transactions having a similar effect), other than a sale or disposition by the Company or any direct or indirect subsidiary of the Company to an entity, at least sixty percent (60%) of the total voting power of the voting securities of which is beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the Company immediately prior to such sale;

(f)       the sale or disposition by the Company or any direct or indirect subsidiary of the Company to any Person or Persons acting as a group (other than any subsidiary of the Company) of a subsidiary or subsidiaries of the Company credited under GAAP with forty percent (40%) or more of the total revenues of the Company and its subsidiaries (taken as a whole) in the current fiscal year or in any of the two most recently completed fiscal years (or any transaction or related series of transactions having a similar effect), other than a sale or disposition by the Company or any direct or indirect subsidiary of the Company to an entity, at least sixty percent (60%) of the total voting power of the voting securities of which is beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the Company immediately prior to such sale; or

(g)      a change of the kind described in clauses (a), (b), (c), or (d) of this definition with respect to any Material Subsidiary (with such determination made by replacing “Company” with “Material Subsidiary” in each instance in such clauses); provided, however, that for purposes of applying this provision to clause (a) of this definition, a “Change in Control” shall not be deemed to occur solely as a result of a Person or Persons acting as a group becoming the beneficial owner (as determined under clause (a) of this definition) of less than fifty percent (50%) of the ownership interests of a Material Subsidiary, but shall be deemed to occur if such Person or Persons acting as a group thereafter become the beneficial owner (as determined under clause (a) of this definition) of fifty percent (50%) or more of the ownership interests of such Material Subsidiary.

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2.8         “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations or administrative guidelines promulgated thereunder.

2.9         “Committee” means the Compensation, Nominating and Governance Committee of the Board, or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers as shall be specified herein or by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers. For purposes of Awards granted to Non-Employee Directors pursuant to Section 12 of the Plan, references to the Committee shall be deemed to be references to the Board. For purposes of qualifying transactions as exempt under Rule 16b-3, the Committee shall be the entire Board, or a Committee established by the Board of two or more “non-employee directors” within the meaning of Rule 16b-3. To the extent desirable to qualify Awards granted under the Plan for the Section 162(m) Exemption, the Committee shall consist exclusively of two or more “outside directors” within the meaning of Section 162(m) of the Code.

2.10       “Company” means Centrus Energy Corp., a Delaware corporation.

2.11       “Covered Employee” means any employee who is designated by the Committee at the time of any Award or at any subsequent time as reasonably expected to be a “covered employee” as defined in Section 162(m) of the Code and related regulations, or any successor statute, and related regulations.

2.12       “Disability” means, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as such under the Company’s then current long-term disability plan; provided, that with respect to Incentive Stock Options, “Disability” means the permanent and total disability of the grantee, within the meaning of Section 22(e)(3) of the Code.

2.13       “Dividend Equivalent Right” means the right of a grantee, granted at the discretion of the Committee or as otherwise provided by the Plan or the Award Agreement, to receive a credit for the account of such grantee in an amount equal to the amount of ordinary cash dividends paid on one Share represented by an Award held by such grantee payable in cash, Shares or other securities or other property as determined by the Committee. Dividend Equivalent Rights shall be forfeited or cancelled if the underlying Award is forfeited or cancelled.

2.14       “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.15       “Exercise Price” means the price at which an Option shall be exercised.

2.16       “Fair Market Value” with respect to Shares, as of any date, shall mean, as determined by the Committee, (a) the closing sales price per Share on the New York Stock Exchange (or, if the Shares are no longer traded on the New York Stock Exchange, any other such market on which the Shares are traded) on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (b) an arithmetic mean of selling prices on all trading days over a specified averaging period or a specified averaging period weighted by volume of trading on each trading day in the period, that is within thirty (30) days before or thirty (30) days after the applicable date as determined by the Committee in its discretion; provided, that if an arithmetic mean of prices is used to set an Exercise Price or Strike Price, the commitment to grant such Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation 1.409A-1(b)(5)(iv)(A), or (c) in the event there is no public market for the Shares, the fair market value as determined, in good faith, by the Committee in its sole discretion; provided, that such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B).

2.17       “Freestanding SAR” means an SAR granted independently of any Option.

2.18       “Grant Date” means the date an Award is duly granted by the Committee or the Board or such later date as may be specified by the Committee or the Board.

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2.19       “Incentive Stock Option” means an Option that is identified in the Award Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, and that actually does so qualify.

2.20       “Material Subsidiary” means any subsidiary of the Company (a) whose total assets represent forty percent (40%) or more of the total gross fair market value of all of the assets of the Company and its subsidiaries (taken as a whole) at any time in the current fiscal year or in any of the two most recently completed fiscal years or (b) credited under GAAP with forty percent (40%) or more of the total revenues of the Company and its subsidiaries (taken as a whole) in the current fiscal year or in any of the two most recently completed fiscal years.

2.21       “Net Exercise” means a procedure for exercising an Option, subject to Section 19.6, by which the grantee will receive a number of Shares determined in accordance with the following formula:

N = X(A-B)/A, where

“N” = the number of Shares to be delivered to the grantee upon exercise of the Option, rounded to the next lower whole number of Shares;

“X” = the total number of whole Shares with respect to which the grantee has elected to exercise the Option;

“A” = the Fair Market Value of one (1) Share on the exercise date; and

“B” = the Exercise Price per Share

2.22       “Nonqualified Stock Option” means an option that is not an Incentive Stock Option.

2.23       “Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its Affiliates.

2.24       “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.25       “Other Stock-Based Award” means any Award granted under Section 11 of the Plan of unrestricted Shares or other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan.

2.26       “Performance Award” means performance shares or performance units or any other Award, denominated in cash or Shares in accordance with Section 10 which are based upon the achievement of Performance Goals.

2.27       “Performance Goals” means the objective performance goals established by the Committee for each performance period. Performance Goals may be based upon the performance of the Company, of any Affiliate, of a division or unit thereof, or of an individual, or groups of individuals, using one or more of the Performance Measures or performance formulas selected by the Committee. Performance Goals may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares outstanding, or to assets or net assets. With respect to grantees who are not Covered Employees and for Awards not intended to qualify for the Section 162(m) Exemption, the Committee may establish other subjective or objective goals, including individual Performance Goals, which it deems appropriate.

2.28       “Performance Measures” means measures of business or financial performance as described in Section 10.3(a) on which Performance Goals are based. Performance Measures may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares outstanding, or to assets or net assets.

2.29       “Restricted Stock” means any restricted Share granted under Section 8 of the Plan.

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2.30       “Restricted Stock Unit” means any unit granted under Section 9 of the Plan.

2.31       “Retirement” means, unless otherwise defined in the applicable Award Agreement, the termination of employment of a grantee with a right to an immediate normal retirement benefit or immediate unreduced early retirement benefit under the terms of the applicable Company tax-qualified retirement plan or, if a grantee is not covered by any such plan, termination of such grantee’s employment for a reason other than Cause on or after such grantee’s 65th birthday. In the case of non-employee directors, “retirement” shall mean a termination of service on or after the non-employee director’s 75th birthday.

2.32       “Rule 16b-3” means Rule 16b-3 as promulgated under the Exchange Act.

2.33       “SAR” or “Stock Appreciation Right” means an Award granted under Section 7 of the Plan.

2.34       “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m)(4)(C) of the Code.

2.35       “Section 409A” means Section 409A of the Code and related regulations, or any successor statute, and related regulations.

2.36       “Securities Act” means the Securities Act of 1933, as amended.

2.37       “Shares” means the Class A Common Stock $0.10 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time, and as adjusted from time to time in accordance with Section 16.

2.38       “Strike Price” means the price with reference to which the value of an SAR is measured.

2.39       “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, or were, prior to a Change of Control, owned, controlled or held, or (b) that is, or was prior to a Change of Control, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. For purposes of this paragraph, “Controlled” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract, or otherwise.

2.40       “Tandem SAR” means an SAR granted with all or any portion of a related Option.

3.             Administration.

3.1           Administration by the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Affiliate, any grantee, any holder or beneficiary of any Award, any employee, any Non-Employee Director and any individual providing bona fide services to or for the Company.

3.2           Delegation of Authority. The Committee shall have the right, from time to time, to delegate to one or more of its members or to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any person who is subject to Rule 16b-3 under the Exchange Act, to any Covered Employee, or to such delegate. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

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3.3           Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the express provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion to: (a) determine the persons to whom, and the time or times at which, Awards shall be granted and the number of Shares, units or monetary value to be subject to each Award; (b) determine the number of Shares to be covered by or with respect to which payments, rights, or other matters are to be calculated in connection with Awards; (c) determine the type of Awards to be granted; (d) determine the Fair Market Value of Shares or other property; (e) determine the terms and conditions applicable to each Award (which need not be identical) and any Shares or cash or other property acquired pursuant thereto; (f) determine the exercise or purchase price of Shares pursuant to any Award; (g) determine the method of payment for Shares purchased pursuant to any Award; (h) determine the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of Shares; (i) determine the timing, terms and conditions of the exercisability or vesting of any Award or any Shares acquired pursuant thereto; (j) determine the Performance Measures, performance period, performance formula and Performance Goals applicable to any Award and to determine and certify the extent to which such Performance Goals have been attained; (k) determine the time of the expiration of any Award; (l) determine the type and time of the grantee’s termination of service and the effect of such termination on any Award; (m) determine all other terms and conditions applicable to any Shares acquired pursuant an Award not inconsistent with the terms of the Plan; (n) determine whether and under what circumstances an Award will be settled in Shares, cash, other securities, other Awards or other property, or any combination thereof, or canceled, forfeited, or suspended, and the method by which Awards may be settled, exercised, canceled, forfeited or suspended; (o) approve one or more forms of Award Agreement; (p) amend, modify, extend, cancel or renew any Award or waive any restrictions or conditions applicable to any Award or any Shares or other securities acquired pursuant thereto; (q) accelerate, continue, extend or defer the exercisability or vesting of any Award or any Shares acquired pursuant thereto, including with respect to the period following a grantee’s termination of service; (r) determine whether, to what extent, and under what circumstances amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (s) construe and interpret the Plan, any Award Agreement, and any other document affecting Awards under the Plan or rights under such Awards; (t) prescribe, amend, suspend, waive or rescind rules, guidelines and policies relating to the Plan, and adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens or residents may be granted Awards; (u) appoint such agents as it shall deem appropriate for proper administration of the Plan; (v) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; and (w) to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the express provisions of the Plan or applicable law. The Committee’s actions and determinations under the Plan need not be uniform and may be made by the Committee selectively among individuals who receive, or are eligible to receive, Awards under the Plan, whether or not such individuals are similarly situated.

3.4           Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Company or its Affiliates and subject to Delaware law, the members of the Committee and individuals to whom authority to act for the Board, the Committee or the Company is delegated in accordance with Section 3 hereof, shall have no liability for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder and shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act, determination made in good faith under or in connection with the Plan, or any Award or right granted hereunder; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

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4.0          Shares Subject to Plan.

4.1          Maximum Number of Shares. Subject to adjustment as provided in Section 16, the number of Shares reserved for delivery under the Plan pursuant to Awards settled in Shares shall be one million nine hundred thousand (1,900,000) Shares. As required under Treasury Regulation Section 1.422-2(b)(3)(i), in no event will the number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan exceed this Share limit. The Shares that may be delivered under the Plan may consist of authorized but unissued Shares or treasury Shares or any combination thereof.

4.2          Awards Intended to Qualify for the Section 162(m) Exemption. The following limitations shall apply to any Award intended to qualify for the Section 162(m) Exemption:

(i)       Options and Freestanding SARs. The maximum aggregate number of Shares underlying any Option or SAR that may be granted to any one individual within any fiscal year of the Company is 600,000 Shares.

(ii)      Restricted Stock and Restricted Stock Units. The maximum aggregate number of Shares underlying any Restricted Stock or Restricted Stock Unit to be settled in Shares that may be granted to any one individual within any fiscal year of the Company is 600,000 Shares.

(iii)     Performance Awards. The maximum aggregate number of Shares underlying any Performance Award to be settled in Shares that may be granted to any one individual in any fiscal year of the Company is 600,000 Shares.

(iv)     Cash-Based Awards. The maximum aggregate value as of the Grant Date of any Cash-Based Award or Performance Award payable in cash that may be granted during any fiscal year of the Company to any single employee is U.S. $2,000,000.

4.3           Share Counting Rules. If an Award for any reason expires, is forfeited, or becomes unexercisable without having been exercised in full, or for any other reason is not paid or delivered, any Shares which were subject thereto shall become available for future grant under the Plan. Restricted Stock that is forfeited shall become available for future grant or sale under the Plan, provided no dividends have been paid thereon. Shares that are tendered, whether by physical delivery, by attestation, or by Net Exercise to the Company by the grantee as full or partial payment of the Exercise Price of any Award or in payment of any applicable withholding for federal, state, local or foreign taxes incurred in connection with the exercise, vesting or settlement of any Award shall become available for future grant under the Plan. Except as otherwise provided in this Section, the Committee may determine rules for counting Shares.

5.             Eligibility and Participation.

5.1           Persons Eligible for Awards. Awards may be granted to employees, officers, directors and other individuals providing bona fide services to or for, the Company or any Affiliate, as selected by the Committee, in its sole discretion, from time to time; provided, that Non-Employee Directors shall only be eligible to receive Awards granted pursuant to Section 12. The Committee may also grant Awards to individuals in connection with hiring or other initial engagement, prior to the date the individual first performs services for the Company or an Affiliate, provided, that such Awards shall not become vested or exercisable, and no Shares shall be delivered to such individual, prior to the date the individual first commences performance of such services.

5.2           Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award.

6.            Stock Options.

6.1           Grant. Options shall be evidenced by an Award Agreement specifying the number of Shares subject to the Award, the Exercise Price, and such other terms and conditions as the Committee shall provide, subject to the provisions of this Section 6.

6.2           Exercise Price. The Exercise Price for each Option shall be established in the discretion of the Committee; provided, however, that the Exercise Price per Share shall not be less than the Fair Market Value of a Share on the Grant Date.

6.3           Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms and conditions as shall be determined by the Committee and set forth in the Award Agreement; provided, however, that no Option shall be exercisable after the expiration of ten (10) years after the Grant Date, and no Option shall be exercisable after an act or omission of the Grantee that constitutes Cause (whether before, coincident with, or after the grantee’s termination of employment). Subject to the foregoing, unless otherwise specified in the Award Agreement, each Option shall terminate ten (10) years after the Grant Date, unless earlier terminated in accordance with its provisions.

6.4           Payment of Exercise Price. Except as otherwise provided in the Award Agreement and subject to Section 19.6, payment of the Exercise Price for the number of Shares being purchased pursuant to any Option shall be made 1.1.1.1. in cash or by check or cash equivalent, 1.1.1.2. by tender to the Company, or attestation to the ownership, of Shares owned by the grantee having a Fair Market Value not less than the Exercise Price, 1.1.1.3. by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the Shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), 1.1.1.4. by delivery of a properly executed notice electing a Net Exercise, 1.1.1.5. by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or 1.1.1.6. by any combination thereof. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of Shares to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Shares.

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6.5          Effect of Termination of Service. Subject to earlier termination of the Option as otherwise provided herein and except as otherwise set forth in the Award Agreement, an Option shall terminate immediately upon the grantee’s termination of service to the extent that it is then unvested and shall be exercisable after the grantee’s termination of service to the extent it is then vested only during the applicable time period determined in accordance with this section, and thereafter shall terminate.

(a)       Death, Disability, Retirement and Termination Without Cause. If the grantee’s service terminates by reason of the death, Disability or Retirement of the grantee, or termination of the grantee’s service by the Company or an Affiliate for reasons other than for Cause, the portion of the Option that is unvested as of such date shall immediately terminate and the portion of the Option that is vested as of such date may, to the extent unexercised, be exercised by the grantee (or the grantee’s guardian or legal representative, if applicable) at any time prior to the expiration of (i) in the case of Retirement or termination for reasons other than Cause, three (3) months after the date the grantee’s service terminates, and (ii) in the case of death or Disability, twelve (12) months after the date the grantee’s service terminates, but in any event no later than the expiration of the term of the Option, and shall thereafter terminate.

(b)       Termination for Cause. If the grantee’s service is terminated by the Company or an Affiliate for Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon the act or omission of the Grantee that constituted Cause.

(c)       Voluntary Termination of Service. If the grantee voluntarily terminates his or her service for any reason other than Retirement, the Option, to the extent unexercised and exercisable for vested Shares on the date the grantee’s service terminates, may be exercised by the grantee at any time prior to the expiration of thirty (30) days after the date the grantee’s service terminates, but in any event no later than the expiration of the term of the Option, and shall thereafter terminate.

6.6          Incentive Stock Option Limitations and Terms.

(a)       Persons Eligible. Incentive Stock Options may be granted only to a person who, on the Grant Date, is an employee of the Company, or any “parent corporation” or a “subsidiary corporation” of the Company as defined in Sections 424(e) and (f) of the Code, respectively.

(b)       $100,000 Limitation. To the extent that Incentive Stock Options (granted under all plans of the Company or any “subsidiary corporation” become exercisable by a grantee for the first time during any calendar year for Shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such Options which exceeds such amount shall be treated as Nonqualified Stock Options. For purposes of this section, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value per Share shall be determined as of the Grant Date.

(c)       Exercise Price. No Incentive Stock Option granted to any employee who as of the Grant Date owns stock possessing more than ten percent (10%) of the total combined voting power of the Company shall have an Exercise Price per Share less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonqualified Stock Option) may be granted with an Exercise Price lower than the minimum Exercise Price set forth above if such Option is granted pursuant to an assumption or substitution for another Option in a manner qualifying under the provisions of Section 424(a) of the Code.

(d)       Term. No Incentive Stock Option granted to any employee who as of the Grant Date owns stock possessing more than ten percent (10%) of the total combined voting power of the Company shall be exercisable after the expiration of five (5) years after the Grant Date of such Option.

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(e)       Transferability. Incentive Stock Options shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the grantee’s lifetime, only by the grantee; provided, however, that the grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the grantee’s death.

(f)       Notification of Disqualifying Disposition. If any grantee shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Company of such disposition within ten (10) days thereof.

7.            Stock Appreciation Rights.

7.1           Grant. An SAR shall be evidenced by an Award Agreement specifying the number of Shares subject to the Award, the Strike Price and such other terms and conditions as the Committee shall provide, subject to the provisions of this Section 7.

7.2           Types of SARs Authorized and Strike Price. Tandem SARs and Freestanding SARs may be granted under the Plan.

7.3           Strike Price. The Strike Price for each SAR shall be established in the discretion of the Committee on the Grant Date; provided, however, that (a) the Strike Price per Share subject to a Tandem SAR shall be equal to the Exercise Price per Share under the related Option on the Grant Date, and (b) the Strike Price per Share subject to a Freestanding SAR shall be not less than the Fair Market Value of a Share on the Grant Date.

7.4           Exercisability and Term of SARs.

(a)       Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of Shares subject to the related Option. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires, terminates, or is forfeited or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the Shares subject to such SAR, the related Option shall be canceled automatically as to the number of Shares with respect to which the Tandem SAR is exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the Shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of Shares with respect to which the related Option is exercised.

(b)       Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms and conditions as shall be determined by the Committee and set forth in the Award Agreement; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the Grant Date.

7.5           Exercise of SARs. Upon the exercise of an SAR, the grantee (or the grantee’s legal representative or other person who acquired the right to exercise the SAR by reason of the grantee’s death) shall be entitled to receive payment of an amount for each Share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the Strike Price. Payment of such amount following exercise shall be made in Shares or cash (or in any combination thereof) as provided in the Award Agreement. When the Award Agreement provides for payment in Shares, the number of Shares to be delivered shall be determined on the basis of the Fair Market Value of a Share on the date of exercise of the SAR.

7.6           Effect of Termination of Service. Subject to earlier termination of the SAR as provided herein, an SAR shall be exercisable after a grantee’s termination of service only to the extent and during the applicable time period determined in accordance with Section 6.5 (treating the SAR as if it were an Option) and thereafter shall terminate.

8.           Restricted Stock.

8.1           Grant. Restricted Stock shall be evidenced by Award Agreements specifying the number of Shares subject to the Award and such other terms and conditions as the Committee shall provide, subject to the provisions of this Section 8.

8.2           Vesting. Restricted Stock shall be made subject to vesting conditions based upon the satisfaction of such service requirements, conditions, restrictions, or Performance Goals, as shall be established by the Committee and set forth in the Award Agreement. Unless otherwise provided in the Award Agreement, Restricted Stock that vests based on continued provision of service shall vest automatically when the grantee becomes eligible for Retirement. If either the grant of or satisfaction of vesting conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals and the Award is intended to qualify for the Section 162(m) Exemption, the Committee shall follow procedures substantially equivalent to those set forth in Section 10.

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8.3           Purchase Price. The Committee shall determine the purchase price, if any, that a grantee shall pay for a Restricted Stock. Notwithstanding the foregoing, if required by applicable state corporate law, the grantee shall furnish consideration in the form of cash or past services rendered to a Company or any Affiliate or for its benefit having a value not less than the par value of the Shares subject to a Restricted Stock Award. The purchase price, if any, shall be paid no more than thirty (30) days from the Grant Date of the Restricted Stock.

8.4           Payment of Purchase Price. Payment of the purchase price, if any, for the number of Shares being purchased pursuant to any Restricted Stock shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5           Voting Rights; Dividends and Distributions. Except as provided in the Award Agreement, during any period in which Shares acquired pursuant to a Restricted Stock Award remain subject to vesting conditions, the grantee shall have all of the rights of a shareholder of the Company holding Shares, including the right to vote such Shares and to receive all dividends and other distributions paid with respect to such Shares; provided, however, that, except as otherwise provided in an Award Agreement, any dividends or other distributions payable on any Restricted Stock the restrictions for which have not lapsed shall be withheld and accumulated, and paid, if at all, upon the lapse of such restrictions, and in the event of a forfeiture of such Restricted Stock, such dividends and other distributions shall be forfeited. The right to receive dividends shall end on the date on which the Restricted Stock Award is terminated, canceled, or forfeited. Notwithstanding the foregoing, where the vesting of the Award is contingent upon performance, no dividends or Dividend Equivalent Rights shall be paid unless and until the Award vests.

8.6           Effect of Termination of Service. Unless otherwise provided in the Award Agreement, if the grantee’s service terminates for any reason prior to the date the Restricted Stock becomes vested, all such Restricted Stock shall automatically be forfeited for no consideration on the date of such termination of service.

9.             Restricted Stock Units.

9.1           Grant. Restricted Stock Units shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award and such other terms and conditions as the Committee shall provide, subject to the provisions of this Section 9.

9.2           Vesting. Restricted Stock Units may (but need not) be made subject to vesting conditions based upon the satisfaction of such service requirements, conditions, restrictions, or Performance Goals, as shall be established by the Committee and set forth in the Award Agreement. If either the grant of Restricted Stock Units or the vesting conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals and the Award is intended to qualify for the Section 162(m) Exemption, the Committee shall follow procedures substantially equivalent to those set forth in Section 10.

9.3           Settlement of Restricted Stock Units. The Company shall deliver to a grantee on the date on which Restricted Stock Units subject to the grantee’s Restricted Stock Unit Award vest or on such other date as provided in the Award Agreement one (1) Share for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. Notwithstanding the foregoing, the Committee, in its discretion, may provide in the Award Agreement on the Grant Date for settlement of any Restricted Stock Units by payment to the grantee in cash of an amount equal to the Fair Market Value on the payment date of the Shares or other property otherwise to be delivered to the grantee pursuant to this section.

9.4          Voting Rights, Dividend Equivalent Rights and Distributions. A grantee shall have no voting rights with respect to Shares represented by Restricted Stock Units until the delivery of the Shares subject to such Award (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement that the grantee shall be entitled to Dividend Equivalent Rights with respect to a Restricted Stock Unit during the period beginning on the date such Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated, canceled or forfeited. Notwithstanding the foregoing, where the vesting of the Award is contingent upon performance, no dividends or Dividend Equivalent Rights shall be paid unless and until the Award vests.

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9.5           Effect of Termination of Service. Unless otherwise provided in the Award Agreement, if the grantee’s service terminates for any reason prior to the date the Restricted Stock Units become vested, all such Restricted Stock Units shall automatically be forfeited for no consideration on the date of such termination of service.

10.          Performance Awards.

10.1        Grant. Performance Awards may be denominated as performance shares, performance units or other Awards payable in cash or Shares, and shall be evidenced by an Award Agreement specifying the number of Shares or units or the amount of cash subject thereto, the Performance Goals, the Performance Measures, the performance period, the performance formula determining the amount of cash or Shares or combination thereof to be earned based on achievement of the Performance Goals and such other terms and conditions as the Committee shall provide, subject to the provisions of this Section 10. The Plan is designed to permit the grant of Performance Awards that qualify for the Section 162(m) Exemption. Whenever the Committee determines that it is advisable, the Committee may grant Awards that do not qualify for the Section 162(m) Exemption. Each performance unit shall have an initial value that is established by the Committee on the Grant Date. Each performance share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

10.2        Establishment of Performance Period, Performance Goals and Performance Formula. With respect to each Performance Award intended to qualify for the Section 162(m) Exemption, the Committee shall establish the Performance Goals and the performance formula, as applicable, no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period or (b) the date on which 25% of the performance period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remain substantially uncertain. Once established, the Performance Goals and the performance formula for an Award intended to qualify for the Section 162(m) Exemption shall not be changed during the performance period.

10.3        Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of one or more Performance Measures, subject to the following:

(a)       Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to applicable accounting principles, or as used generally in the Company’s industry. Performance Measures may be one or more of the following, as determined by the Committee: revenue; sales; expenses; operating income; gross profit; gross margin; operating margin; earnings before any one or more or a combination of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; operating income or profit; net operating income; net income; after tax operating income; economic value added; cash flow(s); free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings or book value per share; earnings per share; diluted earnings per share; return on shareholder equity; return on capital; return on assets; return on equity; return on capital, capital employed or investment; return on investment; employee satisfaction; employee retention, customer satisfaction, safety or diversity, market share product development; research and development expenses; completion or attainment of objectively determinable targets with respect to an identified special project; total sales or revenues or sales or revenues per employee; production (separative work units or SWUs); stock price or total shareholder return; dividends; strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestiture, and except in the case of Awards to Covered Employees intended to qualify for the Section 162(m) Exemption, any other performance criteria established by the Committee.

(b)       Permitted Adjustments. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the performance formula applicable to a Performance Award granted to any grantee, except in the case of an Award intended to qualify for the Section 162(m) Exemption with respect to a Covered Employee, to reflect such factors as the Committee may determine. Notwithstanding the foregoing, Performance Goals shall, to the extent applicable, and to the extent provided in the Award Agreement, be adjusted by the Committee to take into account the effect of the following: changes in accounting standards that may be required by the Financial Accounting Standards Board after the Performance Goal is established; realized investment gains and/or losses; extraordinary, unusual, non-recurring or infrequent items; currency fluctuations; acquisitions; divestitures; litigation losses; financing activities; expenses for restructuring or productivity initiatives; other non-operating items; new laws, cases or regulatory developments that result in unanticipated items of gain, loss, income or expense; executive severance arrangements; investment returns relating to investment vehicles which are unaffiliated with a Company or divisional operating strategy; bonus expense; the impact on pre-tax income of interest expense attributable to the repurchase of Shares; extraordinary dividends or Share dividends; the effect of corporate reorganizations or restructuring, spinoff, or a sale of a business unit; and other items as the Committee determines to be required so that the operating results of the Company, division, or an Affiliate shall be computed on a comparative basis from performance period to performance period; in each case as those terms are defined under applicable accounting principles and provided in each case that such excluded items are objectively determinable by reference to the Company’s financial statements, notes to the Company’s financial statements, and/or management’s discussion and analysis in the Company’s financial statements. Determination by the Committee shall be final and conclusive on all parties, but shall be based on relevant objective information or financial data. The Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee notwithstanding the attainment of any Performance Goals and the resulting value of the Performance Award determined in accordance with the performance formula. No such reduction may result in an increase in the amount payable upon settlement of another grantee’s Performance Award that is intended to qualify for the Section 162(m) Exemption.

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10.4        Settlement of Performance Awards.

(a)       Determination of Final Value. Following the completion of the performance period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the grantee and to be paid upon its settlement in accordance with the applicable performance formula.

(b)       Payment in Settlement of Performance Awards. Following the Committee’s determination and certification in accordance with Section 10.4(a), payment shall be made to each eligible grantee (or such grantee’s legal representative or other person who acquired the right to receive such payment by reason of the grantee’s death) of the final value of the grantee’s Performance Award. Payment of such amount shall be made in cash, Shares, or a combination thereof as determined by the Committee on the Grant Date and set forth in the Award Agreement. Unless otherwise provided in the Award Agreement, payment shall be made in a lump sum following the close of the performance period at the time and in accordance with procedures established by the Committee but in no event later than the 15th day of the third month following the later of the last day of the calendar year or the last day of the Company’s fiscal year in which the Performance Goals are achieved. If permitted by the Committee, and consistent with the requirements of Section 409A, the grantee may elect to defer receipt of all or any portion of the payment to be made to the grantee pursuant to this section on such terms and conditions as the Committee may allow. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights.

(c)       Provisions Applicable to Payment in Shares. If a Performance Award is denominated in Shares, the number of Shares delivered pursuant to such Award shall be set forth in the Award Agreement or determined by the Committee based on the achievement of the applicable Performance Goals. If payment of a Performance Award that is not denominated in Shares is to be made in Shares, the number of such Shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a Share. Shares delivered in payment of any Performance Award may be fully vested and freely transferable Shares or may be Shares subject to vesting conditions as provided in Section 8.2. Any Shares subject to vesting conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Section 8.6.

(d)       Vesting of Performance Awards. The vesting conditions for Performance Awards shall be determined by the Committee and set forth in the Award Agreement.

10.5        Voting Rights; Dividend Equivalent Rights and Distributions. Grantees shall have no voting rights with respect to Shares represented by Performance Awards until the date of the delivery of such Shares, if any, in settlement of such Awards (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement that the grantee shall be entitled to Dividend Equivalent Rights during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is settled or the date on which it is terminated, canceled or forfeited. Notwithstanding the foregoing, where the vesting of the Award is contingent upon performance, no dividends or Dividend Equivalent Rights shall be paid unless and until the Award vests.

10.6        Effect of Termination of Service. Unless otherwise provided in the Award Agreement, if the grantee’s service terminates for any reason prior to the date the Performance Awards become vested, all such Performance Awards shall automatically be forfeited for no consideration on the date of such termination of service.

11.          Cash-Based Awards and Other Stock-Based Awards.

11.1        Grant of Cash-Based and Other Stock-Based Awards. The Committee may grant Cash-Based Awards and Other Stock-Based Awards evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall provide, subject to the provisions of this Section 11. Other Stock-Based Awards may (but need not) be made subject to vesting conditions based upon the satisfaction of such service requirements, conditions, restrictions or Performance Goals, as shall be established by the Committee and set forth in the Award Agreement.

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11.2        Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award Agreement, in cash, Shares or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to qualify for the Section 162(m) Exemption shall comply with the requirements applicable to Performance Awards set forth in Section 10.

11.3        Voting Rights; Dividend Equivalent Rights and Distributions. Grantees shall have no voting rights with respect to Shares represented by Other Stock-Based Awards until the delivery of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement that the grantee shall be entitled to Dividend Equivalent Rights with respect to the payment of ordinary cash dividends on Shares subject to Other Stock-Based Awards during the period beginning on the date such Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated, canceled or forfeited. Notwithstanding the foregoing, where the vesting of the Award is contingent upon performance, no dividends or Dividend Equivalent Rights shall be paid unless and until the Award vests.

11.4        Effect of Termination of Service. Each Award Agreement shall set forth the extent to which the grantee shall have the right to receive upon or after termination of service Cash-Based Awards and Other Stock-Based Awards outstanding as of such termination of service.

12.          Non-Employee Director Awards.

The Committee may provide that all or a portion of a Non-Employee Director’s annual retainer, any committee or other chairman fees, and any other fees be payable (either automatically or at the election of an Non-Employee Director) in the form of Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, and/or Other Stock-Based Awards evidenced by Award Agreements containing such terms and conditions as the Committee shall determine.

13.           Change in Control.

The Committee may, in its discretion, provide in any Award Agreement, or in the event of a Change in Control may take such actions as it deems appropriate, to provide for the acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or any portion thereof and Shares acquired pursuant thereto upon such conditions, including termination of the grantee’s service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine; provided that there shall be no such acceleration where it could result in additional taxes, penalties or interest under Section 409A of the Code.

14.          Compliance with Securities Law.

The Committee may refuse to deliver any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance, delivery or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a grantee, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant grantee, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal or non-U.S. securities laws and any other laws to which such offer, if made, would be subject. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful delivery and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. As a condition to delivery of any Share, the Company may require the grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

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15.           Tax Withholding.

15.1         Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the grantee, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company or any Affiliate with respect to an Award or the Shares acquired pursuant thereto. The Company shall have no obligation to deliver Shares, to release Shares from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Company’s or any Affiliate’s tax withholding obligations have been satisfied by the grantee.

15.2        Withholding in Shares. Subject to Section 19.6, the Company shall have the right, but not the obligation, to deduct from the Shares deliverable to a grantee upon the exercise or settlement of an Award, or to accept from the grantee the tender of, a number of whole Shares having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Company or any Affiliate. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

16.          Adjustments for Corporate Transactions and Other Events.

16.1        Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, Share split, reverse Share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, without the grantee’s consent, in such manner as it may deem equitable: (a) adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the maximum number of Shares subject to Awards granted to a grantee pursuant to Section 4.2 of the Plan, (iii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iv) the Exercise Price or Strike Price with respect to any Award; (b) if deemed appropriate, subject to Section 16.3, provide for (i) the continuation of the outstanding Awards if the Company is the surviving entity of any merger, consolidation or event of a transaction providing for the sale of all or substantially all of the Company’s Shares or assets or other transaction or event having a similar effect, or (ii) the assumption of the Plan and outstanding Awards or the substitution of an equivalent award in respect of securities of the surviving entity of any merger, consolidation or transaction providing for the sale of all or substantially all of the Company’s Shares or assets or other transaction or event having a similar effect; or (c) if deemed appropriate, make provision for the settlement of the intrinsic value of the outstanding Options (whether or not exercisable) in cash, cash equivalents or equity followed by the cancellation of such Options or other cash payment to the holder of an outstanding Award; provided, that in each case (I) with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended, unless otherwise determined by the Committee, (II) with respect to any Award no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s qualification for the Section 162(m) Exemption, unless otherwise determined by the Committee, and (III) such adjustment shall be in accordance with Treasury Regulation Section 1.409A-1(b)(5)(v)(D).

16.2        Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 16.1, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 16.1 hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, that no such adjustment shall be authorized to the extent that such authority would be inconsistent with an Award’s qualification for the Section 162(m) Exemption, unless otherwise determined by the Committee.

16.3         Limitation on Adjustments and Substitutions. With respect to Options or SARs, no substitutions or adjustments under Sections 16.1 or 16.2 shall be made if such substitution or adjustment would cause such Option or SAR to be treated as deferred compensation subject to taxes and penalties under Section 409A. With respect to Options and SARs, any substitutions or adjustments under Sections 16.1 or 16.2 shall be based on the intrinsic value of such Option or SAR as determined by the Committee, in its discretion, as of the date of such substitution or adjustment. For the absence of doubt, if the Exercise Price per Share or Strike Price per Share of an Option or SAR is higher than the Fair Market Value of a Share, the intrinsic value of such Option or SAR shall equal zero.

17.          Amendment or Termination of Plan.

The Board may at any time suspend or terminate the Plan. The Board may amend the Plan at any time, provided that any material amendment to the Plan will not be effective unless approved by the Company’s shareholders. For this purpose, a material amendment is any amendment that would (a) increase the benefits accrued to participants under the Plan, (b) increase the number of Shares available under the Plan (except by operation of the provisions of Section 16), (c) change the types of awards that may be granted under the Plan, (d) modify the requirements for participation in the Plan, or (e) require approval of the Company’s shareholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Shares may then be listed. The Committee may, in its sole and absolute discretion and without the consent of any grantee, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan. The Committee may amend any Award Agreement in any other manner or may waive any conditions or rights under, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, that any such amendment, waiver, alteration, suspension, discontinuance, cancellation or termination that would materially adversely affect the rights of any grantee or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected grantee, holder, or beneficiary. However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Committee, no action of the Committee may, except as provided in Section 16.1, (i) reduce the Exercise Price or Strike Price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Exercise Price or Strike Price per share exceeds the Fair Market Value of the underlying Shares. No amendment or termination of the Plan shall result in any acceleration or delay in the payment of any amount due under this Plan except to the extent such acceleration or delay would not result in amounts granted or payable under the Plan becoming subject to (i) the gross income inclusion set forth in Section 409A(a)(1)(A) of the Code, or (ii) the interest or additional tax set forth in Section 409A(a)(1)(B) of the Code.

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18.          Section 409A.

18.1        Awards Subject to Section 409A. The provisions of this Section 18 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

18.2        Termination of Employment/Service. The term “termination of employment” or “termination of service” shall mean the grantee’s “separation from service” as defined in Code Section 409A. For this purpose, a “separation from service” is deemed to occur on the date that the Company, and the grantee reasonably anticipate that the level of bona fide services the grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, director or other service provider) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs for individuals providing services to the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller who provide services to a buyer after and in connection with such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4). To the extent that settlement of an Award subject to Section 409A is triggered by a grantee’s separation from service, if the grantee is then a “specified employee” (as defined in Section 409A(a)(2)(B)(i) of the Code) of the Company, no distribution shall be made before the date which is six (6) months after such grantee’s date of separation from service, or, if earlier, the date of the grantee’s death.

18.3        Avoidance of Section 409A Penalties. The Company intends for the Plan, as described herein and as may be subsequently amended from time to time, and for every Award Agreement under this Plan, to be written, construed and operated (and the Plan and each Award Agreement shall be written, construed and operated) in a manner such that no amounts granted or payable under the Plan or such Award Agreement become subject to (a) the gross income inclusion set forth within Section 409A(a)(1)(A) of the Code, or (b) the interest and additional tax set forth within Section 409A(a)(1)(B) of the Code. The provisions of the Plan shall not be construed as a guarantee by the Company of any particular tax effect to any grantee. The Company shall not be liable to any grantee for any payment or grant made under this Plan that is determined to result in an additional tax, penalty or interest under Section 409A of the Code, nor for reporting in good faith any payment or grant made under this Plan as an amount includible in gross income under Section 409A of the Code.

19.          Miscellaneous Provisions.

19.1        Forfeiture Events. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any grantee who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, any Awards under the Plan shall be subject to any compensation recovery or “clawback” policy that may be adopted by the Board or the Committee from time to time, including retroactively, in order to implement final rule making under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any future changes in law or regulations.

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19.2        Rights as Employee or Service Provider. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a grantee, or, having been so selected, to be selected again as a grantee. Nothing in the Plan or any Award granted under the Plan shall confer on any grantee a right to remain an employee, service provider or a director of the Company or interfere with or limit in any way any right of the Company or any Affiliate to terminate the grantee’s service at any time. To the extent that an employee of any Affiliate receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the employee’s employer or that the employee has an employment relationship with the Company.

19.3        Rights as a Shareholder. A grantee shall have no rights as a shareholder with respect to any Shares covered by an Award until the date of the delivery of Shares pursuant to the Award (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date such Shares are delivered, except as provided in Section 16 or another provision of the Plan. For the absence of doubt, a grantee to whom Restricted Shares are delivered is entitled to all rights of a shareholder of the Company.

19.4         Transferability of Awards. Except as provided below, no Award shall be assigned, alienated pledged, attached, sold, or otherwise transferred or encumbered by a grantee, except by will or the laws of descent and distribution. Notwithstanding the foregoing, an Award Agreement may provide that a grantee may transfer any vested Award, other than an Incentive Stock Option, to members of his or her immediate family (as defined as his or her spouse, children or grandchildren) or to one or more trusts for the exclusive benefit of such grantee or his or her immediate family members or partnerships in which such grantee or his or her immediate family members are the only partners, if the transfer is approved by the Committee and the grantee does not receive any consideration for the transfer. Any such transferred Award shall continue to be subject to the same terms and conditions that were applicable to such Award immediately prior to its transfer (except that such transferred Award shall not be further transferable by the transferee), Compliance with Section 15 of the Plan (respecting tax withholding) shall remain the responsibility of the original grantee, and the rights of any person under the Award upon or after the termination of service of the original grantee shall depend on the circumstances of the original grantee’s termination of service. Any transfer shall be subject to such other rules and procedures as the Committee may specify.

19.5        Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be delivered the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the grantee by means of one or more of the following, as determined by the Company: (a) by delivering to the grantee evidence of book entry Shares credited to the account of the grantee, or (b) by depositing such Shares for the benefit of the grantee with any broker with which the grantee has an account relationship, or (c) by delivering such Shares to the grantee in certificate form.

19.6        Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated. In the event of any payment by a grantee of any Exercise Price, withholding obligation or otherwise under the Plan, where such payment is made in Shares, payment shall be made in whole Shares only, in a number whose Fair Market Value does not exceed the amount to be paid. Any amount payable with a value of a fractional Share shall be paid by grantee or the Company, as applicable, in cash or such other manner as determined by the Committee.

19.7        Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any grantee under the Company’s or any Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a grantee’s benefit.

19.8        Beneficiary Designation. Each grantee may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the grantee is entitled in the event of such grantee’s death before he or she receives any or all of such benefit. The grantee may change or revoke any such designation without the consent of any designated beneficiary. Each designation will revoke all prior designations by the same grantee, shall be in a form prescribed by or acceptable to the Committee, and will be effective only when filed by the grantee in writing with the Committee during the grantee’s lifetime. If a grantee dies without an effective designation of a beneficiary who is living (or in existence) at the time of the grantee’s death, the Company will pay any remaining unpaid benefits to the grantee’s surviving spouse, if any, or if none then to the grantee’s estate.

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19.9        Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

19.10      No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or any Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or any Affiliate to take any action which such entity deems to be necessary or appropriate.

19.11      Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to the conflict of law principles thereof.

19.12      No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

19.13      Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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CENTRUS ENERGY CORP. 6901 ROCKLEDGE DRIVE SUITE 800 BETHESDA, MD 20817 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 15, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LEU2021 You may participate in the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which stockholders may attend the meeting. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 15, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Mikel H. Williams 02) W. Thomas Jagodinski 03) Tina W. Jonas 04) William J. Madia 05) Daniel B. Poneman 06) Neil S. Subin 07) Kirkland H. Donald 08) Bradley J. Sawatzke The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5: For Against Abstain 2. To approve the Section 382 Rights Agreement, as amended. 3. To approve the 2014 Equity Incentive Plan, as amended and restated. 4. To hold an advisory vote to approve the Company's executive compensation. 5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com CENTRUS ENERGY CORP.Annual Meeting of Stockholders June 16, 2021 10:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Philip O. Strawbridge and Dennis J. Scott, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CENTRUS ENERGY CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held online via live webcast, at 10:00 AM, EDT on June 16, 2021, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as set forth on the reverse side. Continued and to be signed on reverse side

Your Vote Counts! CENTRUS ENERGY CORP 2021 Annual Meeting Vote by June 15, 2021 11:59 PM ET CENTRUS ENERGY CORP. 6901 ROCKLEDGE DRIVE SUITE 800BETHESDA, MD 20817 You invested in CENTRUS ENERGY CORP and it's time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2021. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 02, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Virtually at: Vote Virtually at the Meeting* June 16, 2021 10:00 AM EDT www.virtualshareholdermeeting.com/LEU2021 *Please check the meeting materials for any special requirements for meeting attendance. For complete information and to vote , visit www.proxyvote.com Control #

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01)Mikel H. Williams 02)W. Thomas Jagodinski 03) Tina W. Jonas 04) William J. Madia 05) Daniel B. Poneman 06) Neil S. Subin 07) Kirkland H. Donald 08)Bradley J. Sawatzke 2. To approve the Section 382 Rights Agreement, as amended. 3.To approve the 2014 Equity Incentive Plan, as amended and restated. 4.To hold an advisory vote to approve the Company's executive compensation. 5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".